Exhibit 4.1

SECOND AMENDED AND RESTATED DECLARATION

OF TRUST

GMAC CAPITAL TRUST I

Dated as of March 1, 2011

SECOND AMENDED AND RESTATED DECLARATION OF TRUST (“Second Amended and Restated Declaration”), dated and effective as of March 1, 2011 (the “Effective Date”), by the Trustees of each Series (as defined herein), the Sponsor and by the holders, from time to time, of undivided beneficial interests in the relevant series of the Trust that have been issued or re-designated, as the case may be, pursuant to the Amended and Restated Declaration of Trust dated December 30, 2009 (the “First Amended and Restated Declaration”) or this Second Amended and Restated Declaration, as the case may be (the portion of this Second Amended Declaration other than any Series Supplements (as defined herein), is referred to as the “Base Declaration” and capitalized terms used, but not defined in this Base Declaration shall have the meaning ascribed to such terms in the applicable Series Supplement);

WHEREAS, the GMAC Capital Trust I (the “Trust”) was established as a trust under the Statutory Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of December 22, 2009 (the “Original Declaration”) and a Certificate of Trust filed with the Secretary of State of the State of Delaware on December 22, 2009 for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and acquiring certain Debentures of the Debenture Issuer;

WHEREAS, on December 30, 2009 (the “Original Closing Date”) the Trust was continued as a statutory trust under the Statutory Trust Act for which the First and Amended Restated Declaration constituted the governing instrument of such statutory trust;

WHEREAS, pursuant to the First Amended and Restated Declaration the Trust has issued Common Securities and Trust Preferred Securities representing undivided beneficial interests in the assets of the Trust, which consisted solely of certain Debentures issued by the Debenture Issuer;

WHEREAS, each of the Sponsor and 100% of the holders of the Common Securities and 100% of the holders of the Trust Preferred Securities (each as defined in the First Amended and Restated Declaration) wish to amend and restate the First Amended and Restated Declaration, and have so directed the Trustees under the First Amended and Restated Declaration, for the Trust to avail itself of the provisions in the Statutory Trust Act relating to series trusts;

WHEREAS, all conditions precedent contained in the First Amended and Restated Declaration to its amendment have been satisfied or waived;

WHEREAS, immediately upon the effectiveness of this Second Amended and Restated Declaration all of the outstanding Common Securities shall be designated as Common Securities of Series 1 of the Trust and all of the outstanding Trust Preferred Securities shall be designated Trust Preferred Securities of Series 1 of the Trust and all of the assets of the Trust existing immediately prior to such effectiveness (i.e., the Debentures held by the Trust) shall be designated to be assets with respect to Series 1 of the Trust and all of the claims and obligations of the Trust existing immediately prior to such effectiveness shall be claims and obligations with respect to Series 1 of the Trust;

WHEREAS, immediately following such designation of all assets, claims, securities and obligations of the Trust to be assets, claims, securities and obligations with respect to Series 1 of the Trust, in accordance with the terms of the governing instrument for the Trust with respect to Series 1, the holders of 100% of the outstanding Common Securities and the Trust Preferred Securities of Series 1 of the Trust wish to designate a portion of the Trust Preferred Securities and a proportionate portion of the Common Securities that are outstanding with respect to Series 1 of the Trust, together with a corresponding portion of the Debentures held with respect to such Series 1 of the Trust, to be Common Securities, Trust Preferred Securities of, and Debentures held with respect to, Series 2 of the Trust;

NOW, THEREFORE, it being the intention and the agreement of the parties hereto (i) to continue the Trust, as a statutory trust organized in series under the Statutory Trust Act and (ii) that the Trust continued hereby shall be governed by the terms of this Base Declaration and each Series created within the Trust shall be governed by the respective Series Supplement and this Base Declaration.

Section 1. Trust Indenture Act.

(a) This Second Amended and Restated Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Second Amended and Restated Declaration and shall, to the extent applicable, be governed by such provisions.

Section 2. Name.

(a) The Trust continued hereby shall be known as “GMAC Capital Trust I,” as such name may be modified from time to time by the unanimous written consent of the Administrative Trustee of each series of the Trust that at such time has outstanding securities, following written notice to each Institutional Trustee as well as each Holder of any securities of any series.

Section 3. Authorization of Letter Agreement and Ratification of S-3 Filing.

(a) The Letter Agreement by and among Ally Financial Inc., the Trust and the United States Department of the Treasury (the “Letter Agreement”) to be dated on or about March 1, 2011 is hereby authorized. Ally, as Sponsor of the Trust, is hereby authorized and directed to execute in such capacity the Letter Agreement.

(b) Any action taken by the Administrative Trustees or Ally Financial Inc. as Sponsor prior to the execution and delivery of this Second Amended and Restated Declaration of Trust in connection with the preparation and filing of Post-Effective Amendment No. 1 to Ally Financial Inc.’s and the Trust’s registration statement on Form S-3 (File No. 333-165608) is hereby fully ratified in all respects.

Section 4. Series.

(a) Pursuant to Sections 3806(b)(2) and 3804(a) of the Delaware Statutory Trust Act, the Trust may designate one or more series of beneficial interests having the rights and preferences set forth in the Series Supplement of the Trust, as the same may be amended from time to time, in a segregated pool of assets of the Trust consisting of a specified principal amount of the Debentures (each such segregated pool of assets and related series of beneficial interests a “Series”).

(b) The securities of each Series will represent undivided beneficial interests in only the specified assets of the Trust with respect to such Series and the profits and losses derived from those assets. As such, separate and distinct records shall be maintained by the Trust for each Series and the assets of the Trust associated with each Series shall be held and accounted for in the manner provided for in Section 3804(a) of the Delaware Statutory Trust Act by the Trust separately from the assets of any other Series. It is intended by the parties hereto that there shall be no general assets of the Trust.

(c) Each Series will have the right to such separate trustees from other Series as set forth in the relevant Series Supplement for such Series, each of which will have powers and duties only with respect to the assets, liabilities and interests of any other Series.

(d) Dissolution, liquidation or distribution of the assets with respect to one Series will not affect the status of the Trust or any other Series.

(e) The terms and conditions for each Series will be set forth in a supplement to this Base Declaration (together with all exhibits, annexes, supplements and other attachments thereto, each a “Series Supplement”).

(f) As of the date hereof, the Trust consists of two Series, designated Series 1 and Series 2; provided that, with the consent required by Section 7.01(f) of the Series 1 Supplement to this Base Declaration, the holders for Series 1 may, from time to time without the consent of any other Series, designate a portion of the Securities and Debentures of Series 1 (and the related portion of the Guarantee Agreement) to become a new series in accordance with the Series 1 Supplement.

Section 5. Limitation of Liabilities of each Series; Allocation of Liabilities.

(a) Pursuant to Section 3804(a) of the Delaware Statutory Trust Act, there shall be a limitation on liabilities of each Series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of any other Series and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series hereof shall be enforceable against the assets of such Series. Notice of this limitation on interseries liabilities shall be set forth in the certificate of trust of the Trust pursuant to a restated certificate of trust in the form of Exhibit 1 hereto filed in the Office of the Secretary of State of the State of Delaware (the “Restated Certificate”) and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804(a) of the Delaware Statutory Trust Act relating to limitations on interseries liabilities (and the statutory effect under Section 3804(a) of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. The Delaware Trustee is hereby authorized and directed, at the expense of the Sponsor, to execute and file the Restated Certificate with the Office of the Secretary of State of the State of Delaware, and any such action taken prior to the execution and delivery of this Second Amended and Restated Declaration of Trust is hereby fully satisfied in all respects.

(b) Notwithstanding any other provision of this Second Amended and Restated Declaration, to the extent that a claim or obligation of the Trust was incurred, suffered or is attributable to a period of time prior to the date hereof such claim or obligation shall be allocated automatically to each Series of the Trust on a pro rata basis in accordance with the currently outstanding principal amount of the Debentures held by each Series.

Section 6. Delaware Trustee.

The Delaware Trustee for the Trust shall continue to be:

BNY Mellon Trust of Delaware

100 White Clay Center

Suite 102

Newark, DE 19711

Attn: Corporate Trust Department

(a) BNY Mellon Trust of Delaware shall continue to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the Delaware Statutory Trust Act that the Trust have at least one trustee with a principal place of business in the State (the “Delaware Trustee”). It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of any other Trustee.

(b) The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Holders of any Securities, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Base Declaration. The Delaware Trustee shall have no liability for the acts or omissions of any other Trustee.

(c) The Delaware Trustee may be removed by the Sponsor upon 30 days, prior written notice to the Delaware Trustee. The Delaware Trustee may resign upon 30 days, prior written notice to the Sponsor. No resignation or removal of the Delaware Trustee shall be effective except upon the appointment of a successor Delaware Trustee (the “Successor Delaware Trustee”). If no Successor Delaware Trustee has been appointed within such 30 day period, the Delaware Trustee or the Sponsor may, at the expense of the Trust (allocated pro rata among the Series), petition a court to appoint a Successor Delaware Trustee.

(d) Any Person into which the Delaware Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Delaware Trustee shall be a party, or any Person which succeeds to all or substantially all of the corporate trust business of the Delaware Trustee, shall be the Successor Delaware Trustee under this Base Declaration without the execution, delivery or filing of any paper or instrument or further act to be done on the part of the parties hereto, except as may be required by applicable law.

(e) The Delaware Trustee shall be entitled to all of the same rights, protections, indemnities and immunities under this Second Amended and Restated Declaration with respect to the Trust as the Institutional Trustee.

(f) The Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Second Amended and Restated Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee’s acceptance of its appointment as Delaware Trustee that:

(i) The Delaware Trustee is a banking corporation or association with trust powers, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

(ii) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

(iii) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration.

(iv) The Delaware Trustee is an entity which maintains its principal place of business in the State of Delaware.

Section 7. [Reserved].

Section 8. Amendments.

(a) This Base Declaration may be amended in accordance with the requirements set forth in each then existing Series Supplement (or if none, by the Delaware Trustee and the Sponsor and, if applicable, any Indenture Trustee or Administrative Trustee with any surviving rights that would be adversely affected by such amendment).

Section 9. Dissolution of Trust.

(a) The Trust shall dissolve and wind up its affairs in accordance with Section 3808 of the Delaware Statutory Trust Act on the date following the date upon which the last Series has terminated pursuant to the Series Supplements. Upon the completion of winding up of the Trust, including the payment or the making reasonable provision for payment of all obligations of the Trust in accordance with Section 3808 of the Delaware Statutory Trust Act, the Delaware Trustee shall file a certificate of cancellation with the Delaware Secretary of State in accordance with Section 3810 of the Delaware Statutory Trust Act, at which time the Trust and this Second and Amended and Restated Declaration shall terminate, other than provisions of this Second and Amended and Restated Declaration that by their terms survive.

Section 10. Mergers.

(a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 10(b).

(b) The Trust may, with the unanimous consent of the Administrative Trustees for each series of the Trust and without the consent of the Delaware Trustee for the Trust, any Holders (as defined in each series) of the Securities (as defined in each series) of any series, or the Institutional Trustee (as defined in each Series) for any series, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that each of the requirements relating to the Successor Entity set forth with respect to any affected Series has been met:

(i) such successor entity (the “Successor Entity”) either:

(A) expressly assumes all of the obligations of the Trust with respect to each series under the Securities of each such series; or

(B) substitutes for the Securities of each series of the Trust other securities having substantially the same terms as the Trust Preferred Securities of each such series (the “Successor Securities”) so long as the Successor Securities of each series rank the same as the Trust Preferred Securities of such series rank with respect to Distributions with respect to such series and payments upon liquidation, redemption and otherwise;

(ii) the Debenture Issuer expressly acknowledges with respect to each series of the Trust a trustee of the Successor Entity for each such series that possesses the same powers and duties as the Institutional Trustee of such series in its capacity as the Holder of the Debentures with respect to each such series;

(iii) the Trust Preferred Securities of each series or any Successor Securities of such series are listed, or any Successor Securities of such series will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Trust Preferred Securities of such series are then listed or quoted;

(iv) such merger, consolidation, amalgamation or replacement does not cause the Trust Preferred Securities of any series

(including any Successor Securities of any such series) to be downgraded by any nationally recognized statistical rating organization;

(v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities of any series of the Trust (including any Successor Securities with respect to such series) set forth in this Base Declaration or the relevant Series Supplement in any material respect (other than with respect to any dilution of such Holders’ interests in the new entity as a result of such merger, consolidation, amalgamation or replacement);

(vi) such Successor Entity has a purpose substantially identical to that of the Trust with respect to each series of the Trust;

(vii) prior to such merger, consolidation, amalgamation or replacement, each series of the Trust has received an opinion of a nationally recognized independent counsel to the Trust acting for each such series and experienced in such matters to the effect that:

(A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities of any series of the Trust (including any Successor Securities of any such series) in any material respect (other than with respect to any dilution of the Holders’ interest in the new entity); and

(B) following such merger, consolidation, amalgamation or replacement, neither the Trust, any Successor Entity nor any Series will be required to register as an Investment Company; and

(C) (x) following such merger, consolidation, amalgamation or replacement, the Trust or any series (or any successor thereto), as applicable, will be classified, for United States federal income tax purposes, as either a grantor trust or a partnership, and not as an entity taxable as a corporation, and (y) such merger, consolidation, amalgamation or replacement will not materially reduce the likelihood of the Trust or any series (or any successor thereto), as applicable, being classified as a grantor trust for United States federal income tax purposes; and

(viii) the Sponsor guarantees the obligations of such Successor Entity with respect to each series of the Trust under the

Successor Securities with respect to each such series at least to the extent provided by the Guarantee Agreements.

(c) [Reserved]

Section 11. Governing Law.

This Base Declaration shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12. Duration.

The Trust shall continue perpetually unless terminated pursuant to Section 1.09 hereof.

Section 13. Joinder of Parties to Series Supplements.

By its execution of a Series Supplement, each such Person shall, without any further action by such Person, be deemed to be a party to, and bound by, this Base Declaration.

Section 14. Notices.

Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices shall be delivered, telecopied or sent by a recognized next day courier service, as set forth below, or pursuant to such other instructions as may be designated by the Trust, the Trustees or the Holders:

(a) if given to the Trust with respect to a particular Series, in care of the Administrative Trustees for such Series at the Trust’s mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities with respect to each Series and the Institutional Trustee for each Series):

GMAC Capital Trust I

c/o Ally Financial Inc.

200 Renaissance Center

P.O. Box 200

Detroit, Michigan 48265-2000

Attention: General Counsel

(b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities with respect to each Series):

BNY Mellon Trust of Delaware

100 White Clay Center

Suite 102

Newark, DE 19711

Attention: Corporate Trust Department

(c) if given to the Institutional Trustee, at the mailing address set forth in the Series Supplement for such Series.

(d) if given to the Holder of the Common Securities with respect to any Series, at the mailing address set forth in the Series Supplement for such Series.

(e) if given to any other Holder with respect to any Series, at the address set forth on the books and records of such Series.

Section 15. Voting.

The Sponsor, in its sole discretion, shall have the authority to request the vote or approval of the Holders of each Series voting separately (with the approval thereof being obtained in the manner as may be set forth in each Series Supplement) on any matter which affects the Trust generally.

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

BNY MELLON BANK TRUST OF DELAWARE, as Delaware Trustee

By:	/s/ Kristine K. Gullo
Name: Kristine K. Gullo
Title: Vice President

ALLY FINANCIAL INC., as sponsor

By:	/s/ Cathy L. Quenneville
Name: Cathy L. Quenneville
Title: Secretary

RESTATED

CERTIFICATE OF TRUST

OF

GMAC CAPITAL TRUST I

THIS Restated Certificate of Trust of GMAC Capital Trust I (the “Trust”) is being duly filed by the undersigned, as trustee, to amend and restate the currently effective Certificate of Trust of the Trust (the “Certificate of Trust”) under the Delaware Statutory Trust Act (12 Del. Code, § 3801 et seq.) (the “Act”). The original certificate of trust of the Trust was filed with the Secretary of State of the State of Delaware on December 22, 2009 (the “Original Certificate of Trust”).

The Original Certificate of Trust shall be amended and restated in its entirety to read as follows:

1. Name. The name of the statutory trust is GMAC Capital Trust I.

2. Delaware Trustee. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware are as follows BNY Mellon Trust of Delaware, 100 White Clay Center, Suite 102, Newark, DE 19711.

3. Series. Pursuant to Section 3806(b)(2) of the Act, the Trust may issue one or more series of beneficial interests having the rights and preferences set forth in the governing instrument of the Trust, as the same may be amended from time to time (each a “Series”).

4. Notice of Limitation of Liabilities of each Series. Pursuant to Section 3804(a) of the Act, there shall be a limitation on liabilities of each Series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or the assets of any other Series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets of such Series.

5. Effective Date. This Restated Certificate of Trust shall be effective upon filing.

[SIGNATURE PAGE FOLLOWS]

Exhibit 1-1

IN WITNESS WHEREOF, the undersigned has duly executed this Restated Certificate of Trust in accordance with Section 3811(a)(2) of the Act.

BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Delaware Trustee

By:
Name:
Title:

Exhibit 1-2

SERIES 1 SUPPLEMENT TO THE SECOND

AMENDED AND RESTATED DECLARATION OF TRUST

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ARTICLE 4
SPONSOR

Section 4.01	Sponsor’s Purchase of Common Securities.	26
Section 4.02	Responsibilities of the Sponsor.	26

ARTICLE 5
TRUSTEES
Section 5.01	Number of Trustees; U.S. Person.	27
Section 5.02	[Reserved].	28
Section 5.03	Institutional Trustee; Eligibility.	28
Section 5.04	Qualifications of Administrative Trustees Generally.	29
Section 5.05	Initial Trustees; Additional Powers of Administrative Trustees.	29
Section 5.06	Appointment, Removal and Resignation of Trustees.	30
Section 5.07	Vacancies Among Trustees.	31
Section 5.08	Effect of Vacancies.	31
Section 5.09	Meetings.	32
Section 5.10	Delegation of Power.	32
Section 5.11	Merger, Conversion, Consolidation or Succession to Business.	33

ARTICLE 6
DISTRIBUTIONS; EXCHANGES

Section 6.01	Distributions.	33
Section 6.02	Exchanges.	33

ARTICLE 7
SECURITIES

Section 7.01	General Provisions Regarding Securities.	35

ARTICLE 8
DISSOLUTION; TERMINATION OF SERIES

Section 8.01	Dissolution of Series 1.	37
ARTICLE 9
TRANSFER OF INTERESTS

Section 9.01	Transfer of Securities.	38
Section 9.02	Transfer of Certificates.	40
Section 9.03	Deemed Security Holders.	42
Section 9.04	Book Entry Interests.	42
Section 9.05	Notices to Clearing Agency.	43

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Section 9.06	Appointment of Successor Clearing Agency.	43
Section 9.07	Definitive Trust Preferred Security Certificates.	44
Section 9.08	Mutilated, Destroyed, Lost or Stolen Certificates.	44

ARTICLE 10
LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

Section 10.01	Liability.	45
Section 10.02	Exculpation.	45
Section 10.03	Fiduciary Duty.	46
Section 10.04	Indemnification.	47
Section 10.05	Outside Businesses.	51

ARTICLE 11
ACCOUNTING

Section 11.01	Fiscal Year.	51
Section 11.02	Certain Accounting Matters.	51
Section 11.03	Banking.	52
Section 11.04	Withholding.	52
Section 11.05	Tax Treatment.	53

ARTICLE 12
AMENDMENTS AND MEETINGS

Section 12.01	Amendments.	53
Section 12.02	Meetings of the Holders of Securities; Action by Written Consent.	56

ARTICLE 13
REPRESENTATIONS OF INSTITUTIONAL TRUSTEE

Section 13.01	Representations and Warranties of Institutional Trustee.	58
Section 13.02	[Reserved].	59

ARTICLE 14
MISCELLANEOUS

Section 14.01	Notices.	59
Section 14.02	Governing Law; Waiver of Trial by Jury.	60
Section 14.03	Intention of the Parties.	60
Section 14.04	Headings.	61
Section 14.05	Successors and Assigns.	61
Section 14.06	Partial Enforceability.	61

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Section 14.07	Counterparts.	61

ANNEX I	TERMS OF SECURITIES	SS1-I-1
EXHIBIT A-1	FORM OF TRUST PREFERRED SECURITY CERTIFICATE	SS1-A1-1
EXHIBIT A-2	FORM OF COMMON SECURITY CERTIFICATE	SS1-A2-1
EXHIBIT B	SPECIMEN OF DEBENTURE	SS1-B-1
EXHIBIT C	[RESERVED]	SS1-C-1
EXHIBIT D	FORM OF TRANSFER CERTIFICATE	SS1-D-1
EXHIBIT E	FORM OF RULE 144A TRANSFER CERTIFICATE	SS1-E-1

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CROSS REFERENCE TABLE*

Section of Trust Indenture Act of 1939, as amended	Section of Series 1 Supplement

§310	2.01(c)

(a)	5.03(a)
(b)	5.03(c), 5.03(d)
§311 (a)	2.02(b)
(b)	2.02(b)
§312 (a)	2.02(a)
(b)	2.02(b)
§313	2.03
§314 (a)	2.04; 3.07(j)
(c)	2.05
§315 (a)	3.10(b)
(c)	3.10(a)
(d)	3.10(a)
§316 (a)	2.01(a)
(a)(1)(A)	2.06(b)(ii)
(a)(1)(B)	2.06(a)(ii), 2.06(b)(ii), 2.06(c)
(c)	3.07(e)
§317	2.01(c)
(b)	2.01(c)

*	This Cross-Reference Table does not constitute part of the Series 1 Supplement and shall not affect the interpretation of any of its terms or provisions.

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SERIES 1 SUPPLEMENT TO THE SECOND

AMENDED AND RESTATED DECLARATION OF TRUST

OF

GMAC Capital Trust I

This Series 1 Supplement, together with the Base Declaration, as defined in the Second Amended and Restated Declaration of Trust dated March 1, 2011 of which this Series 1 Supplement forms an integral part, establishes the terms applicable to Series 1 of GMAC Capital Trust I (the “Trust”) including the Securities issued in respect of such series and the related assets. This Series 1 Supplement, together with the Base Declaration as it applies to this Series 1, is at times referred to as the “Declaration.”

ARTICLE 1

INTERPRETATION AND DEFINITIONS

Section 1.01. Definitions.

Unless the context otherwise requires:

(a) Capitalized terms used in this Series 1 Supplement but not defined in the preamble above or in the Base Declaration have the respective meanings assigned to them in this Section 1.01;

(b) a term defined anywhere in this Declaration has the same meaning throughout this Declaration;

(c) all references to “the Declaration” or “this Declaration” are to the Base Declaration, together with this Series 1 Supplement (and not any other Series Supplement), as modified, supplemented or amended from time to time;

(d) all references in this Series 1 Supplement to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Series 1 Supplement unless otherwise specified;

(e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Series 1 Supplement or unless the context otherwise requires;

(f) a reference to the singular includes the plural and vice versa; and

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(g) terms defined in, and provisions set forth in, any Series Supplement other than this Series 1 Supplement shall have no effect with respect to this Series 1 Supplement.

“10% in liquidation amount of the Securities” means, except as provided in the terms of the Trust Preferred Securities or (subject to Section 2.01(a)) by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate liquidation amount representing 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

“Administrative Trustee” has the meaning specified in Section 5.01(a).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, whether through one of more intermediaries, Controls, is Controlled by or is under common Control with such Person, excluding any employee benefit plan or related trust; provided that (i) the Trust shall not be deemed to be an Affiliate of the Sponsor and (ii) the United States Department of the Treasury shall not be deemed to be an Affiliate of the Sponsor for purposes hereof, in each case except to the extent required by the Trust Indenture Act.

“Ally” means Ally Financial Inc., a Delaware corporation.

“Authorized Officer” of a Person means any Person that is authorized to bind such Person.

“Book Entry Interest” means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.04.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of New York generally are authorized or required by law or other governmental action to close.

“Certificate” means a Common Security Certificate or a Trust Preferred Security Certificate.

“Change in 1940 Act Law” has the meaning set forth in Annex I hereto.

“Clearing Agency” means an organization registered as a “Clearing Agency” pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust Preferred Securities and in whose name or in the name of a nominee

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of that organization shall be registered one or more Global Certificates and which shall undertake to effect book entry transfers and pledges of the Trust Preferred Securities.

“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

“Closing Date” means March 1, 2011.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

“Commission” means the Securities and Exchange Commission.

“Common Securities” has the meaning specified in Section 7.01.

“Common Security Certificate” means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

“Company Indemnified Person” means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates, in each case acting with respect to this Series 1 or, if applicable, with respect to the Trust as a whole.

“Corporate Trust Office” means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the Closing Date is located at 101 Barclay Street-8W, New York, New York 10286.

“Covered Person” means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust’s Affiliates, in each case acting with respect to this Series 1 or, if applicable, with respect to the Trust as a whole, and (b) any Holder of Securities.

“Debenture Issuer” means Ally Financial Inc. in its capacity as issuer of the Debentures under the Indenture.

“Debenture Trustee” means The Bank of New York Mellon, acting as trustee under the Indenture with respect to the relevant series supplement of the Indenture for the Debentures until a successor is appointed thereunder, and thereafter means such successor trustee.

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“Debentures” or “Series 1 Debentures” means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Institutional Trustee with respect to this Series 1, a specimen certificate for such series of Debentures being Exhibit B.

“Default” in respect of the Securities means a Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

“Definitive Trust Preferred Security Certificates” has the meaning set forth in Section 9.04.

“Distribution” has the meaning set forth in Section 6.01.

“DTC” means The Depository Trust Company, the initial Clearing Agency.

“ERISA” has the meaning specified in Section 9.02(c).

“Exchange” has the meaning set forth in Section 6.02(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

“Fiduciary Indemnified Person” has the meaning set forth in Section 10.04(b).

“Fiscal Year” has the meaning set forth in Section 11.01.

“Global Certificate” has the meaning set forth in Section 9.04.

“Guarantee Agreement” means the Series 1 Trust Preferred Securities Guarantee Agreement dated March 1, 2011, of Ally, as Guarantor in respect of the Trust Preferred Securities.

“Holder” means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

“Indemnified Person” means a Company Indemnified Person or a Fiduciary Indemnified Person.

“Indenture” means the Amended and Restated Indenture dated as of March 1, 2011, as further amended or supplemented from time to time, between the Debenture Issuer and the Debenture Trustee, governing the Debentures held with respect to this Series 1 of the Trust.

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“Institutional Trustee” means the Trustee with respect to this Series 1 of the Trust meeting the eligibility requirements set forth in Section 5.03.

“Institutional Trustee Account” has the meaning set forth in Section 3.09(c).

“Investment Company” means an investment company as defined in the Investment Company Act.

“Investment Company Act” means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

“Investment Company Event” has the meaning set forth in Annex I hereto.

“Legal Action” has the meaning set forth in Section 3.07(g).

“Liquidation Amount” means, with respect to Trust Preferred Securities or Common Securities, the liquidation amount per Trust Preferred Security or Common Security, respectively, as set forth in Annex I hereto.

“Majority in liquidation amount of the Securities” means, except as provided in the terms of the Trust Preferred Securities or (subject to Section 2.01(a) by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate liquidation amount representing more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

“Ministerial Action” has the meaning set forth in Annex I hereto.

“Officers’ Certificate” means, with respect to any Person, a certificate signed by two Authorized Officers of such Person, provided that only one Administrative Trustee is required to sign on behalf of the Trust, acting with respect to this Series 1, any Officers’ Certificate delivered pursuant to Section 2.05 of this Series 1 Supplement. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Series 1 Supplement shall include:

(a) a statement that each officer signing the Officers’ Certificate has read the covenant or condition and the definitions relating thereto;

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(b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers’ Certificate;

(c) a statement that each such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

“Paying Agent” has the meaning specified in Section 3.09(h).

“Payment Amount” has the meaning specified in Section 6.01.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Private Placement Legend” has the meaning specified in Section 9.01(b).

“Purchase Agreement” means the Securities Purchase and Exchange Agreement dated December 30, 2009, as amended from time to time, by and among the United States Department of the Treasury, Ally and the Trust.

“Quorum” means any one Administrative Trustee or, if there is only one Administrative Trustee, such Administrative Trustee.

“Regulatory Capital Event” has the meaning set forth in Annex I hereto.

“Related Party” means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

“Responsible Officer” means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.

“Rule 3a-7” means Rule 3a-7 under the Investment Company Act.

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“Securities” means the Common Securities and the Trust Preferred Securities.

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor legislation.

“Security Registrar” has the meaning set forth in Section 9.02(a).

“Special Event” has the meaning set forth in Annex I hereto.

“Special New Series” means any portion of Series 1 Trust Preferred Securities that is designated as a new series of Trust Preferred Securities pursuant to the terms of this Declaration with same economic terms and otherwise substantially identical terms to the Series 1 Trust Preferred Securities (except for the provisions set forth in Articles 3, 4 and 7 which shall have terms substantially identical to those set forth in the corresponding provisions in effect for Series 2 of the Trust in effect as of the date of this Declaration) in connection with any sale of such new series of Trust Preferred Securities in a transaction exempt from registration under the Securities Act.

“Sponsor” means Ally or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

“Sponsor Affiliated Holder” has the meaning set forth in Section 6.02(a).

“Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code §§ 3801 et seq., as it may be amended from time to time, or any successor legislation.

“Successor Institutional Trustee” has the meaning set forth in Section 5.06(b).

“Super Majority” has the meaning set forth in Section 2.06(a)(ii).

“Similar Laws” has the meaning specified in Section 9.02(c).

“Tax Event” has the meaning set forth in Annex I hereto.

“Transfer Certification” has the meaning set forth in Section 9.02(b).

“Transfer Opinion” has the meaning set forth in Section 9.02(b).

“Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

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“Trust Preferred Securities” has the meaning specified in Section 7.01.

“Trust Preferred Security Beneficial Owner” means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

“Trust Preferred Security Certificate” means a certificate representing a Trust Preferred Security substantially in the form of Exhibit A-1.

“Trustee” or “Trustees” means each Person who acts as an Administrative Trustee, Institutional Trustee, or Delaware Trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

“U.S. Government” means any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States of America or any instrumentality or agency thereof.

“United States Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

ARTICLE 2

TRUST INDENTURE ACT

Section 2.01. Trust Indenture Act; Application.

(a) This Declaration shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions, subject to any applicable exemptive order issued by the Commission, including any such order addressing the final paragraph of § 316(a) of the Trust Indenture Act.

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(b) The Institutional Trustee shall be the only Trustee that is a Trustee with respect to this Series 1 for the purposes of the Trust Indenture Act.

(c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties required to be imposed by §§ 310 to 317, inclusive, of the Trust Indenture Act, and such duties are not expressly excluded by this Declaration as permitted by the Trust Indenture Act, such imposed duties shall control.

(d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust held with respect to this Series 1, the payments received therefrom and the profits and losses derived therefrom.

Section 2.02. Lists of Holders of Securities.

(a) Each of the Sponsor and the Administrative Trustees on behalf of this Series 1 of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities (“List of Holders”) as of such record date, provided that neither the Sponsor nor the Administrative Trustees on behalf of this Series 1 of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Administrative Trustees on behalf of this Series 1 of the Trust and (ii) at any other time, within 30 days of receipt by the Trust, acting with respect to this Series 1 of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

(b) The Institutional Trustee shall comply with its obligations under §§ 311(a), 311(b) and 312(b) of the Trust Indenture Act.

Section 2.03. Reports by the Institutional Trustee.

Within 60 days after May 15 of each year (commencing with the year of the first anniversary of the Closing Date), the Institutional Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by § 313(a) of the Trust Indenture Act, if any, in the form and in the manner provided by § 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the other requirements of § 313 of the Trust Indenture Act.

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Section 2.04. Reports to Institutional Trustee.

Each of the Sponsor and the Administrative Trustees on behalf of this Series 1 of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by § 314(a) of the Trust Indenture Act (if any) and the compliance certificate required by § 314(a)(4) of the Trust Indenture Act in the form, in the manner and at the times required by § 314 of the Trust Indenture Act, but, with respect to the compliance certificate, no later than 120 days after each calendar year. The Sponsor shall notify the Institutional Trustee when any Trust Preferred Securities are listed on any stock exchange.

Section 2.05. Evidence of Compliance with Conditions Precedent.

Each of the Sponsor and the Administrative Trustees on behalf of this Series 1 of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in § 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to § 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers’ Certificate.

Section 2.06. Defaults; Waiver.

(a) The Holders of a Majority in liquidation amount of Trust Preferred Securities may, by vote, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Default in respect of the Trust Preferred Securities and its consequences, provided that if the underlying Default under the Indenture:

(i) is not waivable under the Indenture, the Default under this Declaration shall also not be waivable; or

(ii) is waivable only with the consent of holders of more than a majority in principal amount of the Debentures (a “Super Majority”) affected thereby, only the Holders of at least the proportion in aggregate liquidation amount of the Trust Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding may waive such Default in respect of the Trust Preferred Securities under this Declaration.

The foregoing provisions of this Section 2.06(a) shall be in lieu of § 316(a)(1)(B) of the Trust Indenture Act and such § 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities to the extent permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Default with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or

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a Default with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of a Default with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

(b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote on behalf of the Holders of all of the Common Securities, waive any past Default with respect to the Common Securities and its consequences, provided that if the underlying Default under the Indenture:

(i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Default under this Declaration as provided in this Section 2.06(b), the Default under this Declaration shall also not be waivable; or

(ii) is waivable only with the consent of a Super Majority, except where the Holders of the Common Securities are deemed to have waived such Default under this Declaration as provided in this Section 2.06(b), only the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding may waive such Default in respect of the Common Securities under this Declaration;

provided, further each Holder of Common Securities will be deemed to have waived any such Default and all Defaults with respect to the Common Securities and its consequences until all Defaults with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Defaults with respect to the Trust Preferred Securities have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.06(b) shall be in lieu of §§ 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such §§ 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, in each case, to the extent permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.06(b), upon the waiver of a Default by the Holders of a Majority in liquidation amount of the Common Securities, any such default shall cease to exist and any Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any

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subsequent or other default or Default with respect to the Common Securities or impair any right consequent thereon.

(c) A waiver of a Default under the Indenture by (i) the Institutional Trustee at the direction of the Holders of the Trust Preferred Securities or (ii) for so long as the U.S. Government is a holder of 100% of the Trust Preferred Securities of this Series 1, the U.S. Government acting directly in accordance with the Indenture, constitutes a waiver of the corresponding Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of §316(a)(1)(B) of the Trust Indenture Act and such §316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Series 2 Supplement and the Securities to the extent permitted by the Trust Indenture Act.

(d) Notwithstanding anything to the contrary in this Declaration, for so long as the U.S. Government is a holder of 100% of the Trust Preferred Securities of this Series 1, the U.S. Government shall on its own behalf as the holder of the Trust Preferred Securities of this Series 1 have the right to waive any Default or Event of Default with respect to this Series 1 or the Debentures (to the extent provided in the Indenture).

Section 2.07. Default; Notice.

(a) The Institutional Trustee shall, within 90 days after the occurrence of a Default, transmit by mail, first class postage prepaid, (or such other means of communication as may be acceptable to the Clearing Agency) to the Holders of the Securities, notices of (i) all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term “defaults” for the purposes of this Section 2.07(a) being hereby defined to be a Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein) and (ii) any notice of default received from the Indenture Trustee with respect to the Debentures, which notice from the Institutional Trustee to the Holders shall state that a Default under the Indenture also constitutes a Default with respect to the Securities; provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

(b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

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(i) a default under Sections 5.07(b) and 5.07(c) of the Indenture; or

(ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of this Declaration shall have actual knowledge.

ARTICLE 3

ORGANIZATION

Section 3.01. Name.

The Series governed by this Declaration shall be designated Series 1 of the Trust (“Series 1”), as such name may be modified from time to time by the Administrative Trustees following written notice to the Institutional Trustee, the Delaware Trustee and the Holders of Securities. The Trust’s activities with respect to this Series 1 may be conducted under the name of the Trust with respect to this Series 1 or any other name deemed advisable by the Administrative Trustees.

Section 3.02. Office

The principal address of the Trust for matters relating to this Series 1 is c/o Ally Financial Inc., 200 Renaissance Center, P.O. Box 200, Detroit, Michigan 48265-2000. On ten Business Days written notice to the Institutional Trustee, the Delaware Trustee and the Holders of Securities, the Administrative Trustees may designate another principal address for matters relating to this Series 1.

Section 3.03. Duration of Series 1

This Series 1, unless dissolved and terminated pursuant to the provisions of this Declaration, shall have existence for fifty-five (55) years from the Original Closing Date.

Section 3.04. Purpose.

The exclusive purposes and functions of this Series 1 of the Trust are (a) to act in accordance with this Declaration with respect to the Trust Preferred Securities, (b) to act in accordance with this Declaration with respect to the Common Securities, (c) to acquire the Debentures from the Debenture Issuer, (d) to take certain steps in accordance with this Declaration with respect to amending a portion of the Series 1 Securities and related assets to be designated Securities of and assets with respect to a new Series, and (e) except as otherwise limited

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herein, to engage in only those other activities necessary or incidental thereto. The Trust, acting with respect to this Series 1, shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise take any action or undertake (or permit to be undertaken) any activity that would cause the Trust or Series 1 (as applicable) to be classified (i) as other than either a grantor trust or a partnership or (ii) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or materially reduce the likelihood of the Trust or Series 1 (as applicable) being classified as a grantor trust for United States federal income tax purposes; provided, that the foregoing shall not limit amendments to all or a portion of this Series 1 to designate one or more new series with such terms as specified with respect to such new series in accordance with this Declaration. The Trust and this Series 1 shall be administered exclusively in the United States, and a court within the United States shall be able to exercise primary supervision over the administration of the Trust and each series thereof within the meaning of Treasury Regulation Sections 301.7701-7(a) and (c).

Section 3.05. Authority.

Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust with respect to this Series 1. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust with respect to this Series 1 and an action taken by the Institutional Trustee on behalf of the Trust with respect to this Series 1 in accordance with its powers shall constitute the act of and serve to bind the Trust with respect to this Series 1. In dealing with the Trustees acting on behalf of the Trust with respect to this Series 1, no person shall be required to inquire into the authority of the Trustees to bind the Trust with respect to this Series 1. Persons dealing with the Trust acting with respect to this Series 1 are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

Section 3.06. Title to Property of the Trust.

Except as provided in Section 3.09 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust with respect to this Series 1 shall be vested in the Trust acting with respect to this Series 1. The Holders shall not have legal title to any part of the assets of the Trust or any series of the Trust, but shall have an undivided beneficial interest in the assets of the Trust held with respect to this Series 1, the payments received therefrom and the profits and losses derived therefrom.

Section 3.07. Powers and Duties of the Administrative Trustees.

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Except to the extent provided otherwise in Annex 1, the Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities, if and as applicable (and subject, as applicable, to the terms and conditions of the Purchase Agreement), with respect to this Series 1:

(a) to amend and redesignate a portion of such Trust Preferred Securities, in each case in accordance with this Declaration and to amend and redesignate a portion of its Common Securities and Debentures in accordance with this Declaration;

(b) in connection with the Trust Preferred Securities, at the direction of the Sponsor, to:

(i) execute and file with the Commission on behalf of the Trust with respect to this Series 1 a registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, in each case prepared by the Sponsor, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Trust Preferred Securities;

(ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preferred Securities in any State in which the Sponsor has determined to qualify or register such Trust Preferred Securities for sale;

(iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange for listing upon notice of issuance of any Trust Preferred Securities; and

(iv) execute and file with the Commission on behalf of the Trust with respect to this Series 1 a registration statement on Form 8-A, prepared by the Sponsor, including any pre-effective or post-effective amendments thereto, relating to the registration of the Trust Preferred Securities under Section 12(b) of the Exchange Act;

(c) to acquire the Debentures as described in the Purchase Agreement and to hold the Debentures, as such Debentures may be re-designated from time to time in series pursuant to the Indenture; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Trust Preferred Securities and the Holders of Common Securities;

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(d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event, provided that the Administrative Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

(e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of § 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

(f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

(g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust with respect to this Series 1 (“Legal Action”), unless pursuant to Section 3.09(g), the Institutional Trustee has the power to bring such Legal Action;

(h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

(i) to cause the Trust with respect to this Series 1 to comply with the Trust’s obligations under the Trust Indenture Act;

(j) to give the certificate required by § 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Administrative Trustee;

(k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust with respect to this Series 1;

(l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

(m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

(n) to take all action with respect to this Series 1 that may be necessary or appropriate for the preservation and the continuation of the Trust’s valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is

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necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust, acting with respect to this Series 1, to effect the purposes with respect to this Series 1 for which the Trust was created;

(o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust with respect to this Series 1 as set out in this Section 3.07, including, but not limited to:

(i) causing the Trust and this Series 1 not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

(x) ensure that the Trust or Series 1 (as applicable) will be classified, for United States federal income tax purposes, as either a grantor trust or a partnership, and not as an entity taxable as a corporation, or (y) increase the likelihood of the Trust or Series 1 (as applicable) being classified as a grantor trust for United States federal income tax purposes;

(iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

provided that any such action does not adversely affect the interests of Holders;

(p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to this Series 1 of the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust with respect to this Series 1;

(q) to take all action necessary to comply with its obligations under the Purchase Agreement; and

(r) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust with respect to this Series 1 in all matters necessary or incidental to the foregoing.

The Administrative Trustees must exercise the powers set forth in this Section 3.07 in a manner that is consistent with the purposes and functions of the Trust with respect to this Series 1 set out in Section 3.04, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust with respect to this Series 1 set forth in Section 3.04.

Subject to this Section 3.07, the Administrative Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.09.

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Any expenses incurred by the Administrative Trustees pursuant to this Section 3.07 shall be reimbursed by the Debenture Issuer.

Section 3.08. Prohibition of Actions by the Trust and the Trustees.

(a) The Trust acting with respect to this Series 1 shall not, and the Trustees (including the Institutional Trustee) shall not cause the Trust with respect to this Series 1 to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust acting with respect to this Series 1 shall not:

(i) invest any proceeds received by the Trust with respect to this Series 1 from holding the Debentures, but shall promptly distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

(ii) acquire any assets other than as expressly provided herein;

(iii) possess Trust property with respect to this Series 1 for other than a Trust purpose with respect to this Series 1;

(iv) make any loans or incur any indebtedness;

(v) possess any power or otherwise act in such a way as to vary the Trust assets with respect to this Series 1 or the terms of the Securities in any way whatsoever; provided that this clause (v) shall not prohibit any amendment of the terms of this Series 1 or the Securities in accordance with this Declaration;

(vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust with respect to this Series 1 other than the Securities; provided that this clause (vi) shall not prohibit any amendment of the terms of this Series 1 or the Securities in accordance with this Declaration;

(vii) other than as provided in this Declaration, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture with respect to the Debentures, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, unless the Trust acting with respect to this Series 1 shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the

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effect that such action will not (x) cause the Trust or Series 1 (as applicable) to be classified (a) as other than either a grantor trust or a partnership or (b) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (y) materially reduce the likelihood of the Trust or Series 1 (as applicable) being classified as a grantor trust for United States federal income tax purposes.

Section 3.09. Powers and Duties of the Institutional Trustee.

(a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.06. Such vesting and cessation of title shall be effective whether or not conveying documents with regard to the Debentures have been executed and delivered.

(b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

(c) The Institutional Trustee shall:

(i) establish and maintain a segregated non-interest bearing trust account (the “Institutional Trustee Account”) in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Trust Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.01. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness assigned by a “nationally recognized statistical rating organization,” as that term is used by the Commission in Rule 15c3-1(c)(2)(vi)(F) under the Securities Act, is at least equal to the rating assigned to the Trust Preferred Securities by a nationally recognized statistical rating organization;

(ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature and to effect the Exchange of Trust Preferred Securities and Common Securities for Debentures to the extent the Sponsor or a Sponsor

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Affiliated Holder elects to effect such Exchange pursuant to Section 6.02 hereof; and

(iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities pursuant to the terms of the Securities.

(d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

(e) Subject to Section 2.06, the Institutional Trustee shall take any Legal Action which arises out of or in connection with a Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee’s duties and obligations under this Declaration or the Trust Indenture Act.

(f) The Institutional Trustee shall not resign as a Trustee unless either:

(i) this Series 1 of the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities, pursuant to the terms of the Securities; or

(ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.06.

(g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall (except as otherwise provided in Annex 1), for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities, this Declaration, the Statutory Trust Act and the Trust Indenture Act.

(h) The Institutional Trustee may authorize one or more Persons (each, a “Paying Agent”) to pay Distributions, redemption payments or liquidation payments on behalf of this Series 1 of the Trust with respect to all Securities and any such Paying Agent shall comply with § 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

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(i) Subject to this Section 3.09, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.07.

The Institutional Trustee must exercise the powers set forth in this Section 3.09 in a manner that is consistent with the purposes and functions of the Trust with respect to this Series 1 set out in Section 3.04, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust with respect to this Series 1 set out in Section 3.04.

Section 3.10. Certain Duties and Responsibilities of the Institutional Trustee.

(a) The Institutional Trustee, before the occurrence of any Default and after the curing of all Defaults that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case a Default has occurred (that has not been cured or waived pursuant to Section 2.06) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in the exercise of such rights and powers, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) prior to the occurrence of a Default and after the curing or waiving of all such Defaults that may have occurred:

(A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

(B) in the absence of willful misconduct on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case

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of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

(ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

(iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

(iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

(v) the Institutional Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

(vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

(vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with

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the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.09(c)(i) and except to the extent otherwise required by law; and

(viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

Section 3.11. Certain Rights of Institutional Trustee.

(a) Subject to the provisions of Section 3.10:

(i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

(ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers’ Certificate;

(iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers’ Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

(iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

(v) the Institutional Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts’ area of expertise shall be full and complete authorization and

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protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

(vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys’ fees and expenses and the expenses of the Institutional Trustee’s agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee, provided that nothing contained in this Section 3.11(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of a Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

(vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion and after prior consultation with the Sponsor, may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Sponsor and shall incur no liability of any kind by reason of such inquiry or investigation;

(viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(ix) the rights, privileges, protections, immunities and benefits given to the Institutional Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Institutional Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder by the Institutional Trustee and appointed with due care by it;

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(x) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust with respect to this Series 1 and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee’s or its agent’s taking such action;

(xi) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

(xii) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

(xiii) in no event shall the Institutional Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Institutional Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(xiv) in no event shall the Institutional Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Declaration arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of third-party utilities, communications or computer (software or hardware) services.

(b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified

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or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

Section 3.12. [Reserved]

Section 3.13. Execution of Documents.

Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Statutory Trust Act, any Administrative Trustee is authorized to execute on behalf of the Trust with respect to this Series 1 any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.07; provided that the registration statement referred to in Section 3.07(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees.

Section 3.14. Not Responsible for Recitals or Issuance of Securities.

The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust with respect to this Series 1 or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

Section 3.15. [Reserved]

Section 3.16. [Reserved].

ARTICLE 4

SPONSOR

Section 4.01. Sponsor’s Purchase of Common Securities.

On the Closing Date, the Sponsor will own all of the Common Securities with respect to this Series 1 of the Trust.

Section 4.02. Responsibilities of the Sponsor.

In connection with any resale of the Trust Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities with respect to this Series 1 of the Trust, if and as applicable (and subject, as applicable, to the terms and conditions of the Purchase Agreement):

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(a) to maintain an effective registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Trust Preferred Securities;

(b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust with respect to this Series 1, and advise the Trust with respect to this Series 1 of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust with respect to this Series 1, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

(c) to prepare for filing by the Trust with respect to this Series 1 an application to the New York Stock Exchange or any other national stock exchange for listing upon notice of issuance of any Trust Preferred Securities;

(d) to negotiate, along with the other parties thereto, including the United States Department of the Treasury (or such other then–existing investor in the Series 1 Securities) and the Underwriters, the terms of any agreements providing for the resale of the Trust Preferred Securities. The Sponsor shall have the authority to execute and deliver the Purchase Agreement on behalf of the Trust with respect to Series 1;

(e) to prepare for filing with the Commission by the Trust with respect to this Series 1 a registration statement on Form 8-A, including any pre-effective or post-effective amendments thereto, relating to the registration of the Trust Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto;

(f) otherwise to carry out and perform the provisions of the Purchase Agreement relating to the obligations of the Trust with respect to this Series 1; and

(g) to make such amendments and redesignations of Securities and assets of Series 1 of the Trust as specified in Article 7 of this Declaration.

ARTICLE 5

TRUSTEES

Section 5.01. Number of Trustees; U.S. Person.

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The number of Trustees with respect to this Series 1 initially shall be three (3) exclusive of the Delaware Trustee, and:

(a) the number of Trustees with respect to this Series 1 may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent, provided, however, that the number of Trustees shall in no event be less than two (2); provided further that (1) there shall be at least one Trustee acting for the Trust with respect to this Series 1 who is an employee or officer of, or is affiliated with the Sponsor (an “Administrative Trustee”); and (2) one Trustee shall be the Institutional Trustee; and

(b) no Person shall serve as a Trustee unless such Person is a United States Person.

Section 5.02. [Reserved]

Section 5.03. Institutional Trustee; Eligibility.

(a) There shall at all times be one Trustee that shall act as Institutional Trustee with respect to Series 1 of the Trust which shall:

(i) not be an Affiliate of the Sponsor;

(ii) be a corporation organized and doing business under the laws of the United States of America or any State thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.03(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

(iii) if the Trust or this Series 1 is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the “eligible assets” with respect to this Series 1 of the Trust, the Institutional Trustee shall possess those qualifications.

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(b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.03(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.06(c).

(c) If the Institutional Trustee has or shall acquire any “conflicting interest” within the meaning of § 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in § 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of § 310(b) of the Trust Indenture Act, subject to the penultimate paragraph thereof.

(d) The Guarantee Agreement shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in § 310(b) of the Trust Indenture Act.

(e) The initial Institutional Trustee shall be as set forth in Section 5.05 hereof.

Section 5.04. Qualifications of Administrative Trustees Generally.

Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers and shall be a United States Person.

Section 5.05. Initial Trustees; Additional Powers of Administrative Trustees.

(a) The initial Administrative Trustees shall be:

Christopher Halmy

Sean Leary

The initial Institutional Trustee shall be:

The Bank of New York Mellon

101 Barclay Street-8W

New York, New York 10286

(b) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

(c) Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Statutory Trust Act or applicable law, any

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Administrative Trustee is authorized to execute on behalf of the Trust with respect to this Series 1 any documents which the Administrative Trustees have the power and authority to cause the Trust with respect to this Series 1 to execute pursuant to Section 3.07, provided that any registration statement referred to in Section 3.07(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees; and

(d) an Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust with respect to this Series 1 to execute pursuant to Section 3.07.

Section 5.06. Appointment, Removal and Resignation of Trustees.

(a) Subject to Section 5.06(b), Trustees may be appointed or removed without cause at any time:

(i) in the case of the Administrative Trustees by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class by written consent or at a meeting of the Holders of the Common Securities;

(ii) in the case of the Institutional Trustee and the Delaware Trustee, unless a Default shall have occurred and be continuing, by a vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class by written consent or at a meeting of the Holders of the Common Securities; and

(iii) in the case of the Institutional Trustee and the Delaware Trustee, if a Default shall have occurred and be continuing, by a vote of the Holders of a Majority in liquidation amount of the Trust Preferred Securities voting as a class by written consent or at a meeting of the Holders of the Trust Preferred Securities.

(b) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.06(a) until a successor Trustee possessing the qualifications to act as Institutional Trustee under Section 5.03 (a “Successor Institutional Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Administrative Trustees and the Sponsor.

(c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an

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instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust with respect to this Series 1, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

(i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

(A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust with respect to this Series 1, the Sponsor and the resigning Institutional Trustee; or

(B) until the assets of the Trust with respect to this Series 1 have been completely liquidated and the proceeds thereof distributed to the holders of the Securities.

(d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Institutional Trustee as the case may be if the Institutional Trustee delivers an instrument of resignation in accordance with this Section 5.06.

(e) If no Successor Institutional Trustee shall have been appointed and accepted appointment as provided in this Section 5.06 within 60 days after delivery to the Sponsor and the Trust with respect to this Series 1 of an instrument of resignation, the resigning Institutional Trustee may petition any court of competent jurisdiction at the expense of the Sponsor for appointment of a Successor Institutional Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee.

(f) No Institutional Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee.

Section 5.07. Vacancies Among Trustees.

If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01, or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.06.

Section 5.08. Effect of Vacancies.

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The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust with respect to this Series 1. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.06, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

Section 5.09. Meetings.

If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

Section 5.10. Delegation of Power.

(a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.07, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing;

(b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust with respect to this

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Series 1 the doing of such things and the execution of such instruments either in the name of the Trust with respect to this Series 1 or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust with respect to this Series 1, as set forth herein; and

(c) any delegation of power by an Administrative Trustee under Section 3.07(g) (and Section 3.07(o) insofar as it applies to Section 3.07(g)) or by the Institutional Trustee under Section 3.09(e) shall be to a United States Person.

Section 5.11. Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

ARTICLE 6

DISTRIBUTIONS; EXCHANGES

Section 6.01. Distributions.

Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder’s Securities. Distributions shall be made on the Trust Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a “Payment Amount”), the Institutional Trustee shall and is directed to make a distribution (a “Distribution”) of the Payment Amount to Holders.

Section 6.02. Exchanges.

(a) If at any time the Sponsor or any of its Affiliates (the Sponsor or any such Affiliate, a “Sponsor Affiliated Holder”) is the Holder of any Trust

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Preferred Securities or is a Trust Preferred Security Beneficial Owner, such Sponsor Affiliated Holder shall have the right to deliver to the Institutional Trustee all or such portion of its Trust Preferred Securities as it elects and, subject to the terms of the Indenture, receive, in exchange therefor, Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Trust Preferred Securities exchanged therefor (such an exchange being referred to herein as an “Exchange”). Such election (i) shall be exercisable, and shall be effective on any Business Day, provided that such Business Day is not a record date or any date falling between a record date and a date on which the related Distribution is payable, by such Sponsor Affiliated Holder delivering to the Institutional Trustee a written notice of such election specifying the aggregate Liquidation Amount of Trust Preferred Securities with respect to which such election is being made and the date on which such Exchange shall occur, which date shall be not less than three (3) Business Days after the date of receipt by the Institutional Trustee of such election notice and (ii) shall be conditioned upon such Sponsor Affiliated Holder having delivered or caused to be delivered to the Institutional Trustee or its designee the Trust Preferred Securities which are the subject of such election by 10:00 a.m. New York City time, on the date on which such Exchange is to occur. After the Exchange, such Trust Preferred Securities shall be cancelled and shall no longer be deemed to be outstanding and all rights of the Sponsor Affiliated Holder with respect to such Trust Preferred Securities shall cease. So long as the Trust Preferred Securities are in book-entry-only form, the delivery and the cancellation of the Trust Preferred Securities pursuant to this Section 6.02 shall be made in accordance with the customary procedures of the Clearing Agency for the Trust Preferred Securities.

(b) In the case of an Exchange described in Section 6.02(a), the Trust shall, acting with respect to this Series 1, at the written request of the Sponsor, on the date of such Exchange, exchange Debentures having a principal amount equal to a proportional amount of the aggregate Liquidation Amount of the outstanding Common Securities, such proportional amount determined by multiplying the aggregate Liquidation Amount of the outstanding Common Securities by the ratio of the aggregate Liquidation Amount of the Trust Preferred Securities exchanged pursuant to Section 6.02(a) to the aggregate Liquidation Amount of the Trust Preferred Securities outstanding immediately prior to such Exchange, for such proportional amount of Common Securities held by the Sponsor (which contemporaneously shall be cancelled and no longer be deemed to be outstanding); provided, that the Sponsor delivers or causes to be delivered to the Institutional Trustee or its designee the required amount of Common Securities to be exchanged by 10:00 a.m., New York City time, on the date on which such Exchange is to occur.

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ARTICLE 7

SECURITIES

Section 7.01. General Provisions Regarding Securities.

(a) As of the Closing Date, this Series 1 of the Trust has outstanding one class of preferred securities representing undivided beneficial interests in the assets of the Trust with respect to this Series 1 having such terms as are set forth in Annex I (the “Trust Preferred Securities”) and one class of common securities representing undivided beneficial interests in the assets of the Trust with respect to this Series 1 having such terms as are set forth in Annex I (the “Common Securities”). The Trust shall issue no securities or other interests in the assets of the Trust with respect to this Series 1 other than the Trust Preferred Securities and the Common Securities.

(b) The Certificates shall be signed on behalf of the Trust with respect to this Series 1 by an Administrative Trustee. Such signature shall be the manual or facsimile signature of any present or any future Administrative Trustee. In case any Administrative Trustee of the Trust with respect to this Series 1 who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Trust with respect to this Series 1, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed on behalf of the Trust with respect to this Series 1 by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust with respect to this Series 1, although at the date of the execution and delivery of the Declaration any such person was not such an Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

(c) Any cash consideration received by the Trust with respect to this Series 1 for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust with respect to this Series 1.

(d) The Securities are deemed to be validly issued, fully paid and non-assessable.

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(e) Every Person, by virtue of having become a Holder or a Trust Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

(f) Upon consent by 100% of the Holders of the Securities of this Series 1 of the Trust (or if the relevant new series is a Special New Series, solely upon consent by 100% of the Holders of the Trust Preferred Securities of this Series 1 of the Trust), the Trust with respect to this Series 1 may:

(i) subject to any consent of the Debenture Issuer required by the Indenture, cause the terms of the Debenture underlying the portion of Series 1 Trust Preferred Securities and Series 1 Common Securities to be amended to reflect the designation of a new series of debentures (with the first new series being designated Series 2) and the terms applicable to such new series;

(ii) amend the designation and terms of the portion of the Series 1 Trust Preferred Securities with a series number and terms that correspond to the designation of the portion of the Debentures that has been amended and designated for such new series pursuant to clause (i) (with the first new such series being designated Series 2) with corresponding changes made to a proportionate portion of the Series 1 Common Securities; and

(iii) the actions described in clauses (i) and (ii) will be deemed to have occurred as follows:

(A) the Trust acting with respect to Series 1 distributed the portion of Debentures to be amended to the Holders of Trust Preferred Securities and Common Securities and the liquidation amount of the Trust Preferred Securities and the Common Securities was correspondingly reduced;

(B) the holders of the Trust Preferred Securities, the Common Securities and the Debenture Issuer amended the relevant portions of such Debentures to reflect the specified new terms and designation; and

(C) the holders of the Trust Preferred Securities and the Common Securities deposited such amended debenture with the Trust for the relevant newly designated series of trust preferred securities and common securities with an aggregate liquidation amount equal to the amount by which the Trust

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Preferred Securities and Common Securities, respectively, were reduced pursuant to clause (A).

provided that, the amended designation of such portion of Trust Preferred Securities cannot correspond to the designation of another series that at the time of such amendment has securities outstanding; provided further, that a corresponding proportion of the Common Securities must be redesignated as part of the same series as the newly designated series of Trust Preferred Securities, and provided further, that in connection with any redesignation of a series of Securities, the Trust, acting with respect to Series 1, shall agree with the Guarantor to amend the Guarantee Agreement to provide for the relevant portion of the guarantee to be redesignated for the new series.

(g) Holders of the Common Securities of this Series 1 of the Trust hereby agree for the benefit of the Holders of the Trust Preferred Securities of this Series 1 of the Trust to use commercially reasonable efforts to effectuate the designation of a Special New Series in accordance with the terms of this Declaration and to cause the Debenture Issuer to provide any consent required by subparagraph (f)(i) of this Section 7.01 if notified in writing of the intent to designate such Special New Series by Holders of 100% of the Trust Preferred Securities of this Series 1.

ARTICLE 8

DISSOLUTION; TERMINATION OF SERIES

Section 8.01. Dissolution of Series 1.

(a) This Series 1 of the Trust shall dissolve:

(i) upon the bankruptcy of any Holder of the Common Securities or the Sponsor;

(ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the revocation of the Sponsor’s charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

(iii) upon the entry of a decree of judicial dissolution of any Holder of the Common Securities, the Sponsor, the Trust or this Series 1;

(iv) subject to obtaining any required regulatory approval, when all of the Securities have been called for redemption;

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(v) subject to obtaining any required regulatory approval, upon Exchange of all of the then-outstanding Trust Preferred Securities pursuant to Section 6.02; or

(vi) subject to obtaining any required regulatory approval, when this Series 1 shall have been dissolved in accordance with the terms of the Securities upon election by the Sponsor of its right to terminate this Series 1 and distribute all of the Debentures to the Holders of Securities in exchange for all of the Securities.

(vii) upon the expiration of the term of this Series 1 set forth in Section 3.03.

(b) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a), and after satisfaction of the claims and obligations of the Trust with respect to this Series 1 as required by applicable law, including Section 3808 of the Statutory Trust Act, and subject to the terms set forth in Annex I, the Administrative Trustees, when notified in writing of the completion of the winding up of this Series 1 of the Trust in accordance with the Statutory Trust Act, shall terminate this Series 1 of the Trust by recording such termination on the books and records of the Trust.

(c) The provisions of Section 3.10, Section 3.11 and Article 10 shall survive the termination of this Series 1 of the Trust.

ARTICLE 9

TRANSFER OF INTERESTS

Section 9.01. Transfer of Securities.

(a) Securities may be transferred, in whole or in part, only in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

(b) Subject to this Article 9, all Certificates or other instruments representing the Trust Preferred Securities will bear a legend substantially to the following effect (the “Private Placement Legend”):

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT

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RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS (X) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (Y) AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE DEBENTURE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

All Certificates or other instruments representing the Trust Preferred Securities will also bear a legend substantially to the following effect:

ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (I) NO PORTION OF THE ASSETS USED BY IT TO ACQUIRE AND HOLD THE SECURITY CONSTITUTES ASSETS OF ANY “EMPLOYEE BENEFIT PLAN” SUBJECT TO SECTION 406 OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR

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OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER PLAN, ACCOUNT OR ARRANGEMENT OR (II) THE PURCHASE AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAW.

(c) Subject to this Article 9, the Sponsor and any Related Party may transfer Common Securities only to the Sponsor or a Related Party of the Sponsor that is a United States Person; provided that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

(i) (x) the Trust or Series 1 (as applicable) would be classified (a) as other than either a grantor trust or a partnership or (b) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (y) there would be a material reduction in the likelihood that the Trust or Series 1 (as applicable) would be classified as a grantor trust for United States federal income tax purposes; and

(ii) the Trust or this Series 1 would be an Investment Company or the transferee would become an Investment Company.

Section 9.02. Transfer of Certificates.

(a) The Trust acting with respect to this Series 1 shall cause to be kept at the Corporate Trust Office of the Institutional Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Trust acting with respect to this Series 1 shall provide for the registration of Trust Preferred Securities and of transfers of Trust Preferred Securities. The Institutional Trustee is hereby appointed “Security Registrar” for the purpose of registering Trust Preferred Securities and transfers of Trust Preferred Securities as herein provided. The Security Registrar shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Security Registrar may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Security Registrar shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Security Registrar duly executed by the Holder or such Holder’s attorney duly

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authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Security Registrar. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

(b) In the event that any Trust Preferred Securities (i) become registered under the Securities Act or (ii) are eligible to be transferred without restriction in accordance with Rule 144 or another exemption from registration under the Securities Act (other than Rule 144A), the Administrative Trustees shall cause to be issued, in accordance with Section 9.02(a) above, new Certificates or other instruments representing such Trust Preferred Securities, which shall not contain the Private Placement Legend. Securities shall be freely transferable, subject to compliance with this Article 9 and the Securities Act. Subject to the last sentence of this Section 9.02(b), if a Certificate representing a Trust Preferred Security bears a Private Placement Legend, such Trust Preferred Security (x) may be transferred to a Person or Persons who take delivery thereof in the form of a Certificate bearing a Private Placement Legend only if the Security Registrar receives (A) an appropriately completed certificate of transfer in the form attached hereto as Exhibit D and (B) if applicable, a certificate substantially in the form attached hereto as Exhibit E (each such certificate, a “Transfer Certification”); and (y) may be transferred to a Person or Persons who take delivery thereof in the form of a Certificate not bearing a Private Placement Legend or may be exchanged for a Certificate not bearing a Private Placement Legend only if the Security Registrar has previously received an opinion of counsel in form reasonably acceptable to the Sponsor to the effect that the Trust Preferred Securities are eligible to be transferred without restriction (a “Transfer Opinion”). The Institutional Trustee and the Security Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer or exchange imposed under this Declaration or under applicable law with respect to any transfer or exchange of any interest in any Security (including any transfers between or among Clearing Agency Participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof. At such time as the Debenture Issuer shall determine, in accordance with applicable law, that the Trust Preferred Securities are no longer required to bear the Private Placement Legend, then: (x) the Sponsor shall deliver to the Institutional Trustee a Transfer Opinion; (y) the Security Registrar shall cause to be issued, in accordance with Section 9.02(a) above, new Certificates or other instruments representing such Trust Preferred Securities, which shall not contain the Private Placement Legend; and (z) no

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Transfer Certification shall be required as a condition to any subsequent transfer of the Trust Preferred Securities.

(c) Before registering for transfer or exchange any Trust Preferred Securities, the Securities Registrar may require an Opinion of Counsel or other evidence satisfactory to it (which may include a certificate from such purchaser or Holder) that either (i) no portion of the assets used by such purchaser or Holder to acquire and hold the Trust Preferred Securities constitutes assets of any “employee benefit plan” subject to Section 406 of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), any plan, account or other arrangement subject to Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or provisions under any federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or any entity whose underlying assets are considered to include “plan assets” of any such employee benefit plan or other plan, account or arrangement or (ii) the purchase and holding of the Trust Preferred Securities will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or section 4975 of the Code or a violation under any applicable similar law.

Section 9.03. Deemed Security Holders.

The Trustees and the Security Registrar shall treat the Person in whose name any Certificate shall be registered on the books and records of the Trust with respect to this Series 1 as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust acting with respect to Series 1 shall have actual or other notice thereof.

Section 9.04. Book Entry Interests.

The Trust Preferred Securities are issued in the form of definitive, fully registered Trust Preferred Security Certificates (the “Definitive Trust Preferred Security Certificates”). The Trust Preferred Securities may, upon the instruction of the Sponsor, be issued in the form of one or more, fully registered, global Trust Preferred Security Certificates (each a “Global Certificate”), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust with respect to this Series 1. Such Global Certificates shall initially be registered on the books and records of the Trust with respect to this Series 1 in the name of Cede & Co., the nominee of DTC, and no Trust Preferred Security Beneficial Owner will receive a definitive Trust Preferred Security Certificate representing such Trust Preferred Security Beneficial Owner’s interests in such Global Certificates, except

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as provided in Section 9.07. If the Trust Preferred Securities are held as Global Certificates, then unless and until Definitive Trust Preferred Security Certificates shall have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 9.07:

(a) the provisions of this Section 9.04 shall be in full force and effect;

(b) the Trust acting with respect to this Series 1 and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Trust Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Trust Preferred Security Beneficial Owners;

(c) to the extent that the provisions of this Section 9.04 conflict with any other provisions of this Declaration, the provisions of this Section 9.04 shall control; and

(d) the rights of the Trust Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency shall receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

Section 9.05. Notices to Clearing Agency.

While the Trust Preferred Securities are in the form of Definitive Trust Preferred Security Certificates, all notices and communications to the Trust Preferred Security Holders shall be made at the respective addresses of the Holders set forth on the books and records of the Trust with respect to this Series 1. If the Trust Preferred Securities are held as Global Certificates, whenever a notice or other communication to the Trust Preferred Security Holders is required under this Declaration, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Trust Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Trust Preferred Security Beneficial Owners.

Section 9.06. Appointment of Successor Clearing Agency.

If any Clearing Agency elects to discontinue its services as a securities depositary with respect to the Trust Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preferred Securities.

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Section 9.07. Definitive Trust Preferred Security Certificates.

If, following the issuance of Global Certificates:

(a) a Clearing Agency elects to discontinue its services as a securities depositary with respect to the Trust Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.06; or

(b) the Administrative Trustees elect after consultation with the Sponsor and subject to the procedures of the Clearing Agency to terminate the book entry system through the Clearing Agency with respect to the Trust Preferred Securities, then:

(c) Definitive Trust Preferred Security Certificates shall be prepared by the Administrative Trustees on behalf of the Trust acting with respect to this Series 1 with respect to such Trust Preferred Securities; and

(d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees and the Security Registrar shall cause Definitive Certificates to be delivered to Trust Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust with respect to this Series 1 nor the Security Registrar shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Trust Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Trust Preferred Securities may be listed, or to conform to usage.

Section 9.08. Mutilated, Destroyed, Lost or Stolen Certificates.

If:

(a) any mutilated Certificates should be surrendered to the Security Registrar, or if the Security Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

(b) there shall be delivered to the Security Registrar such security or indemnity as may be required by them to keep each of them harmless, then, in the

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absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Administrative Trustee on behalf of the Trust with respect to this Series 1 shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.08, the Administrative Trustees and the Security Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

ARTICLE 10

LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

Section 10.01. Liability.

(a) Except as expressly set forth in this Declaration, the Guarantee Agreement and the terms of the Securities, the Sponsor shall not be:

(i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust with respect to this Series 1; and

(ii) required to pay to the Trust with respect to this Series 1 or to any Holder of Securities any deficit upon dissolution of the Trust with respect to this Series 1 or otherwise.

(b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust with respect to this Series 1 (other than with respect to the Securities) to the extent not satisfied out of the assets of the Trust with respect to this Series 1.

(c) Pursuant to § 3803(a) of the Statutory Trust Act, the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 10.02. Exculpation.

(a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust with respect to this Series 1 or any Covered Person for any loss, damage or claim incurred by reason of any act or omission

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performed or omitted by such Indemnified Person in good faith on behalf of the Trust with respect to this Series 1 and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person’s gross negligence or willful misconduct with respect to such acts or omissions.

(b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust with respect to this Series 1 and upon such information, opinions, reports or statements presented to the Trust with respect to this Series 1 by any Person as to matters the Indemnified Person reasonably believes are within such other Person’s professional or expert competence and who, if selected by such Person, has been selected with reasonable care by such Person, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

Section 10.03. Fiduciary Duty.

(a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust with respect to this Series 1 or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust with respect to this Series 1 or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict or eliminate the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

(b) Unless otherwise expressly provided herein:

(i) whenever a conflict of interest exists or arises between any Covered Persons; or

(ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust with respect to this Series 1 or any Holder of Securities,

(iii) the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such

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conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

(c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

(i) in its “discretion” or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust with respect to this Series 1 or any other Person; or

(ii) in its “good faith” or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

Section 10.04. Indemnification.

(a)(i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust with respect to this Series 1) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust with respect to this Series 1, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust with respect to this Series 1, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

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(ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust with respect to this Series 1 to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust with respect to this Series 1 and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust with respect to this Series 1 unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

(iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.04(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.04(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust with respect to this Series 1.

(v) Expenses (including attorneys’ fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in

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paragraphs (i) and (ii) of this Section 10.04(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.04(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust with respect to this Series 1, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust with respect to this Series 1, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust with respect to this Series 1 or the Common or Trust Preferred Security Holders.

(vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.04(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Trust Preferred Security Holders of the Trust with respect to this Series 1 or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.04(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.04(a) is in effect. Any repeal or modification of this Section 10.04(a) shall not affect any rights or obligations then existing.

(vii) The Debenture Issuer may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.04(a).

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(viii) For purposes of this Section 10.04(a), references to “the Trust with respect to this Series 1” shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.04(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

(ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.04(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

(b) The Debenture Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a “Fiduciary Indemnified Person”) for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, claim, damage or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.04(b) shall survive the resignation or removal of the Institutional Trustee or the Delaware Trustee, as the case may be, and the termination of this Declaration. The Debenture Issuer agrees to pay the Institutional Trustee and the Delaware Trustee from time to time such compensation for all services rendered by the Institutional Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Debenture Issuer and the Institutional Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided therein or herein, to reimburse the Institutional Trustee and the Delaware Trustee upon its or their request for all reasonable expenses (including reasonable counsel fees and expenses), disbursements and advances incurred or made by the Institutional Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence, bad faith or willful misconduct. The provisions of this sentence shall survive the

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resignation or removal of the Delaware Trustee or the Institutional Trustee or the termination of this Declaration.

(c) When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

Section 10.05. Outside Businesses.

Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust with respect to this Series 1, and the Trust with respect to this Series 1 and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust with respect to this Series 1, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust acting with respect to this Series 1, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

ARTICLE 11

ACCOUNTING; CERTAIN TAX MATTERS

Section 11.01. Fiscal Year.

The fiscal year (“Fiscal Year”) of the Trust with respect to this Series 1 shall be the calendar year, or such other year as is required by the Code.

Section 11.02. Certain Accounting Matters.

(a) At all times during the existence of this Series 1 of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account,

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records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust with respect to this Series 1. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust acting with respect to this Series 1 shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust with respect to this Series 1 shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

(b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, to the extent, if any, required by the Trust Indenture Act, within 90 days after the end of each Fiscal Year of this Series 1 of the Trust, annual financial statements of the Trust with respect to this Series 1, including a balance sheet of the Trust with respect to this Series 1 as of the end of such Fiscal Year, and the related statements of income or loss.

(c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of this Series 1 of the Trust.

(d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other tax returns required to be filed by the Trust with respect to this Series 1 with any taxing authority.

Section 11.03. Banking.

The Trust acting with respect to this Series 1 shall maintain one or more bank accounts in the name and for the sole benefit of the Trust with respect to this Series 1; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust with respect to this Series 1 shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

Section 11.04. Withholding.

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The Trust acting with respect to this Series 1 and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust acting with respect to this Series 1 shall request, and the Holders shall provide to the Trust with respect to this Series 1, such forms or certificates as are necessary to establish an exemption from, or reduction in, withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust acting with respect to this Series 1 to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust acting with respect to this Series 1 is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust acting with respect to this Series 1 may reduce subsequent Distributions by the amount of such withholding.

Section 11.05. Tax Treatment.

The Trust and each beneficial owner of Securities, by acquiring such Securities, agrees, unless otherwise required by law, to treat, for all United States federal income tax purposes (i) each series of the Trust as a separate entity, (ii) Series 1 as a grantor trust, (iii) itself as owning an undivided beneficial interest in the Series 1 Debentures, (iv) the Series 1 Debentures as indebtedness of the Debenture Issuer, and (v) the stated interest on the Series 1 Debentures as ordinary interest income that is includible in such beneficial owner’s gross income at the time the interest is paid or accrued in accordance with such beneficial owner’s regular method of tax accounting.

ARTICLE 12

AMENDMENTS AND MEETINGS

Section 12.01. Amendments.

(a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended only by a written instrument approved and executed by:

(i) the Administrative Trustees (or, if there are more than two Administrative Trustees a majority of the Administrative Trustees);

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(ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

(iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

(b) No amendment of the Declaration shall be made, and any such purported amendment shall be void and ineffective:

(i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers’ Certificate from each of the Trust acting with respect to this Series 1 and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

(ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

(A) an Officers’ Certificate from each of the Trust acting with respect to this Series 1 and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

(B) an opinion of counsel (who may be counsel to the Sponsor or the Trust with respect to this Series 1) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

(iii) to the extent the result of such amendment would be to:

(A)(x) cause the Trust or Series 1 (as applicable) to be classified (a) as other than either a grantor trust or a partnership or (b) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (y) materially reduce the likelihood of the Trust or Series 1 (as applicable) being classified as a grantor trust for United States federal income tax purposes, provided that the foregoing shall not limit amendments to all or a portion of this Series 1 to designate one or more new series with such terms as specified with respect to such new series, to the extent 100% of Holders of Securities of this Series 1 have consented to any such amendment provided that the consent of the Holders of the Common Securities shall not be required for any such designation of a Special New Series;

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(B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

(C) cause the Trust or this Series 1 to be deemed to be an Investment Company required to be registered under the Investment Company Act;

(iv) in the case of any amendment and redesignation of a portion of the Trust Preferred Securities of this Series 1 and the amendment and redesignation of a portion of the Common Securities and Debentures of this Series 1:

(A) if the amendment and redesignation would result in this Series 1 of the Trust issuing more than one series of Trust Preferred Securities or more than one series of Common Securities;

(B) if the amendment and redesignation would result in there being any interest in the Trust with respect to Series 1 other than the Securities

(C) if the amendment and the redesignation of a new Series of Securities is not limited to a simultaneous redesignation of both Trust Preferred Securities and Common Securities on the date of such redesignaton; or

(D) unless such amendment and redesignation shall be made only with the consent of 100% of all holders of Common Securities and 100% of all holders of Trust Preferred Securities of this Series 1 except that the consent of the Holders of the Common Securities shall not be required for any such designation of a Special New Series.

(c) Any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

(d) Section 9.01(c) and this Section 12.01 shall not be amended without the consent of all of the Holders of the Securities.

(e) Article 4 shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

(f) The rights of the Holders of the Common Securities under Article 5 to increase or decrease the number of, and appoint and remove Trustees shall not

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be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

(g) Subject to Section 12.01(c), this Declaration may be amended without the consent of the Holders of the Securities to:

(i) cure any ambiguity or manifest error;

(ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

(iii) add to the covenants, restrictions or obligations of the Sponsor;

(iv) to conform to any change in Rule 3a-7 or written change in interpretation or application of Rule 3a-7 by any legislative body, court, government agency or regulatory authority;

(v) to modify, eliminate and add to any provision of the Declaration to such extent as may be reasonably necessary to effectuate any of the foregoing or to otherwise comply with applicable law; and

(vi) modify, eliminate or add to any provisions of this Declaration to the extent necessary or prudent to (x) ensure that the Trust or Series 1 (as applicable) will be classified, for United States federal income tax purposes, as either a grantor trust or a partnership, and not as an entity taxable as a corporation, or (y) increase the likelihood of the Trust or Series 1 (as applicable) being classified as a grantor trust for United States federal income tax purposes.

(h) Any amendment to the Base Declaration must be in accordance with the provisions of this Series 1 and the provisions of each other Series affected by such amendment.

Section 12.02. Meetings of the Holders of Securities; Action by Written Consent.

(a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of Securities representing at least 10% in liquidation amount of such class of

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Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

(b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

(i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust acting with respect to this Series 1 within the time specified by the Administrative Trustees;

(ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust with respect to this Series 1 were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

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(iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

(iv) unless the Statutory Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust Preferred Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

ARTICLE 13

REPRESENTATIONS OF INSTITUTIONAL TRUSTEE

Section 13.01. Representations and Warranties of Institutional Trustee.

The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust with respect to this Series 1 and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust with respect to this Series 1 and the Sponsor at the time of the Successor Institutional Trustee’s acceptance of its appointment as Institutional Trustee that:

(a) the Institutional Trustee is a banking corporation or association with trust powers, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

(b) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

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(c) the execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Institutional Trustee; and

(d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of this Declaration.

Section 13.02. [Reserved]

ARTICLE 14

MISCELLANEOUS

Section 14.01. Notices.

Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices shall be delivered, telecopied or sent by a recognized next day courier service, as set forth below, or pursuant to such other instructions as may be designated by the Trust with respect to this Series 1, the Trustees or the Holders:

(a) if given to the Trust with respect to this Series 1, in care of the Administrative Trustees at the mailing address set forth below for the Trust acting with respect to Series 1 (or such other address as the Trust may give notice of to the Holders of the Securities and the Institutional Trustee):

GMAC Capital Trust I

c/o Ally Financial Inc.

200 Renaissance Center

P.O. Box 200

Detroit, Michigan 48265-2000

Attention: General Counsel

(b) if given to the Institutional Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities and the Sponsor):

The Bank of New York Mellon

101 Barclay Street-8W

New York, New York 10286

Attention: Corporate Trust Administration

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(c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust with respect to this Series 1 and the Institutional Trustee):

Ally Financial Inc.

200 Renaissance Center

P.O. Box 200

Detroit, Michigan 48265-2000

Attention: General Counsel

(d) if given to any other Holder, at the address set forth on the books and records of the Trust with respect to this Series 1.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 14.02. Governing Law; Waiver of Trial by Jury.

THIS DECLARATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PREFORMED ENTIRELY WITHIN SUCH STATE. EACH OF THE PARTIES HERETO AGREES (A) TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE UNITED STATES COURT OF FEDERAL CLAIMS FOR ANY AND ALL CIVIL ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING OF THIS DECLARATION OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, AND (B) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW THAT NOTICE MAY BE SERVED UPON THE TRUST, THE TRUSTEES AND THE HOLDERS AT THE ADDRESSES AND IN THE MANNER SET FORTH IN SECTION 14.01 AND, IF APPLICABLE, TO CERTAIN HOLDERS IN ACCORDANCE WITH FEDERAL LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY CIVIL LEGAL ACTION OR PROCEEDING RELATING TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 14.03. Intention of the Parties.

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It is the intention of the parties hereto that this Series 1 be classified for United States federal income tax purposes as a domestic grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

Section 14.04. Headings.

Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

Section 14.05. Successors and Assigns.

Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

Section 14.06. Partial Enforceability.

If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

Section 14.07. Counterparts.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of this Indenture by facsimile or electronic (including PDF) transmission shall be effective as delivery of a manually executed counterpart thereof.

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IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

By:	/s/ Sean Leary
Name:	Sean Leary
Title:	Administrative Trustee

By:	/s/ Christopher Halmy
Name:	Christopher Halmy
Title:	Administrative Trustee

THE BANK OF NEW YORK MELLON, as Institutional Trustee

By:	/s/ Sherma Thomas
Name:	Sherma Thomas
Title:	Senior Associate

Ally Financial Inc., as Sponsor

By:	/s/ Cathy L. Quenneville
Name:	Cathy L. Quenneville
Title:	Secretary

[Series 1 Supplement to the Second Amended and Restated Declaration of Trust Signature Page]

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ANNEX I

TERMS OF

8.0% TRUST PREFERRED SECURITIES

SERIES 1

8.0% COMMON SECURITIES

SERIES 1

Pursuant to Section 7.01 of the Series 1 Supplement (as amended from time to time, the “Series 1 Supplement”) to the Second Amended and Restated Declaration of Trust, dated as of March 1, 2011 (as amended from time to time, the “Base Declaration” and together with the Series 1 Supplement, the “Declaration”), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

1. Designation and Number.

(a) Trust Preferred Securities. [—] Trust Preferred Securities of the Trust with respect to this Series 1 with an aggregate liquidation amount with respect to the assets of the Trust with respect to this Series 1 of [—] DOLLARS ($[—]), and a liquidation amount with respect to the assets of the Trust with respect to this Series 1 of $1,000 per security, are hereby designated for the purposes of identification only as “8.0% Trust Preferred Securities, Series 1” (the “Trust Preferred Securities”). The Trust Preferred Security Certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Trust Preferred Securities are listed.

(b) Common Securities. [—] ([—]) Common Securities of the Trust with respect to this Series 1 with an aggregate liquidation amount with respect to the assets of the Trust with respect to this Series 1 of [—] DOLLARS ($[—]), and a liquidation amount with respect to the assets of the Trust with respect to this Series 1 of $1,000 per common security, are hereby designated for the purposes of identification only as “8.0% Common Securities, Series 1” (the “Common Securities”). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2. Distributions.

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(a) Distributions payable on each Security will be fixed at a rate per annum of 8.0% (the “Coupon Rate”) of the stated liquidation amount per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears beyond the first date such Distributions are payable (or would be payable, if not for any Extension Period (as defined below) or default by the Debenture Issuer on the Debentures) will accumulate at the rate of interest payable on the Debentures, compounded quarterly (to the extent permitted by applicable law). The term “Distributions” as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in a partial month in such period.

(b) Distributions on the Securities will be cumulative, will accrue from and including December 30, 2009, and will be payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on February 15, 2010. When, as and if available for payment, Distributions will be made by the Institutional Trustee, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an “Extension Period”), during which Extension Period no interest shall be due and payable on the Debentures, provided, that no Extension Period may extend beyond the date of maturity of the Debentures. As a consequence of the Debenture Issuer’s extension of the interest payment period, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate to the extent and in the amount that interest accrues and compounds on the underlying Debentures. In the event that the Debenture Issuer exercises its right to extend the interest payment period, then (a) the Debenture Issuer and any subsidiary of the Debenture Issuer (other than a subsidiary of the Debenture Issuer that is a depository institution or a subsidiary thereof) shall not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Debenture Issuer’s capital stock or make any guarantee payment with respect thereto (other than (i) redemptions, purchases or other acquisitions of shares of capital stock of the Debenture Issuer in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice, (ii) the acquisition by the Debenture Issuer or any of its subsidiaries of record ownership in capital stock of the Debenture Issuer

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for the beneficial ownership of any other persons (other than the Debenture Issuer or any of its subsidiaries), including trustees or custodians, (iii) as a result of an exchange or conversion of any class or series of the Debenture Issuer’s capital stock for any other class or series of the Debenture Issuer’s capital stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to or on December 30, 2009 or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for capital stock of the Debenture Issuer, (iv) distributions by or among any wholly-owned subsidiary of the Debenture Issuer, (v) redemptions of securities held by the Debenture Issuer or any wholly owned subsidiary of the Debenture Issuer, and (vi) unpaid tax distributions to holders of membership interests of GMAC LLC pursuant to Section 4(b) of GMAC LLC’s Plan of Conversion, dated June 30, 2009), and (b) the Debenture Issuer and any subsidiary of the Debenture Issuer (other than a subsidiary of the Debenture Issuer that is a depository institution, or a subsidiary thereof) shall not make any payment of interest on or principal of (or premium, if any, on), or repay, repurchase or redeem, any debt securities or guarantees issued by the Debenture Issuer which rank pari passu with or junior to the Debentures (“Junior Subordinated Indebtedness”) (other than (i) redemptions, purchases or other acquisitions of Junior Subordinated Indebtedness in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice, (ii) the acquisition by the Debenture Issuer or any of its subsidiaries of record ownership in Junior Subordinated Indebtedness for the beneficial ownership of any other persons (other than the Debenture Issuer or any of its subsidiaries), including trustees or custodians, (iii) as a result of an exchange or conversion of any class or series of Junior Subordinated Indebtedness for any other class or series of Junior Subordinated Indebtedness, (iv) redemptions of securities held by the Debenture Issuer or any wholly-owned subsidiary of the Debenture Issuer and (v) any payment of interest on Junior Subordinated Indebtedness paid pro rata with interest paid on the Debentures such that the respective amounts of such payments made shall bear the same ratio to each other as all accrued but unpaid interest per like-amount of Debentures and all Junior Subordinated Indebtedness bear to each other). The restrictions in the foregoing clauses (a) and (b) will not apply to (i) any stock dividends paid by the Debenture Issuer where the dividend stock is the same stock as that on which the dividend is being paid or (ii) dividends or distributions by or other transactions solely among the Debenture Issuer and any wholly-owned subsidiary of the Debenture Issuer or solely among wholly-owned subsidiaries of the Debenture Issuer. For the avoidance of doubt, the Trust with respect to this Series 1 shall have the right to make partial Distributions during an Extension Period if a corresponding payment of interest is made on the Debentures. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period, together with all such other extensions thereof, may not exceed 20 consecutive quarters; provided further, that no Extension Period may extend beyond the maturity of the Debentures. Payments of

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deferred Distributions and accrued interest thereon will be payable to Holders as they appear on the books and records of the Trust with respect to this Series 1 on the record date immediately preceding the end of the Extension Period. At the termination of any Extension Period and upon the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. The Administrative Trustees will give notice to each Holder of any Extension Period upon their receipt of notice thereof from the Debenture Issuer.

(c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust with respect to this Series 1 at the close of business on the relevant record dates. While the Trust Preferred Securities are in definitive, fully-registered form, subject to the rules of any securities exchange on which the Trust Preferred Securities are listed, the relevant record dates shall be 15 days prior to the relevant payment dates or such other record date fixed by the Administrative Trustee that is not more than 60 nor less than 10 days prior to such relevant payment dates (each a “Distribution Record Date”), which payment dates shall correspond to the interest payment dates on the Debentures. If the Trust Preferred Securities shall be in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Trust Preferred Securities will be made in accordance with the procedures of The Depository Trust Company (“DTC”). The relevant record dates for the Common Securities shall be the same record date as for the Trust Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Any day that is a Distribution Record Date shall be a Distribution Record Date whether or not such day is a Business Day.

(d) In the event that there is any money or other property, held by or for the Trust with respect to this Series 1 that is not accounted for hereunder, such

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property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3. Liquidation Distribution upon Dissolution.

(a) In the event of any voluntary or involuntary dissolution, of the Trust or this Series 1, the Holders of the Securities will be entitled to receive out of the assets of the Trust with respect to this Series 1 available for distribution to Holders of Securities after satisfaction of claims and obligations of the Trust with respect to this Series 1 pursuant to applicable law, distributions in an amount equal to the aggregate of the stated liquidation amount per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”), unless, in connection with the winding-up, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount, with an interest rate equal to the Coupon Rate, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Securities outstanding at such time, have been distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities. Prior to any such Liquidation Distribution, the Debenture Issuer will obtain any required regulatory approval.

(b) If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust with respect to this Series 1 has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust with respect to this Series 1 on the Securities shall be paid on a Pro Rata basis.

4. Redemption and Distribution.

(a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Special Event as described below or while Trust Preferred Securities are held by the U.S. Government in connection with assistance provided to the Debenture Issuer under the Troubled Asset Relief Program or any similar or related U.S. Government program, subject to consultation with the Board of Governors of the Federal Reserve System (the “Federal Reserve”)), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price equal to the liquidation amount per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the “Redemption Price”). Holders shall be given not less than 30 nor more than 60 days’ notice of such redemption. Prior to any such redemption, the Debenture Issuer will obtain any required regulatory approval.

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(b) If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Trust Preferred Securities to be redeemed will be as described in Section 4(e)(ii) below.

(c) Subject to obtaining any required regulatory approval, if, at any time, a Tax Event, an Investment Company Event or a Regulatory Capital Event (each as defined below, and each a “Special Event”) shall occur and be continuing, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days’ notice, to redeem the Debentures, in whole or in part, for cash within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust with respect to this Series 1 at the Redemption Price on a Pro Rata basis; provided, however, that if at the time there is available to the Debenture Issuer or the Trust with respect to this Series 1 the opportunity to eliminate, within such 90-day period, the Special Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on the Trust with respect to this Series 1 (a “Ministerial Action”), the Debenture Issuer or the holders of the Trust Preferred Securities or the Debentures, then the Debenture Issuer or the Trust acting with respect to this Series 1 will pursue such measure in lieu of redemption.

“Tax Event” means that the Administrative Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a “Tax Event Opinion”) to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in the laws (or any regulations thereunder), of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation or the publication of any judicial decision or regulatory determination or administrative pronouncement on or after December 30, 2009), in either case after December 30, 2009, there is more than an insubstantial risk that (i) Series 1 of the Trust would be subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) Series 1 of the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable to Series 1 of the Trust on the Debentures would not be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

“Investment Company Event” means that the Administrative Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court,

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governmental agency or regulatory authority (a “Change in 1940 Act Law”), there is a more than an insubstantial risk that the Trust or this Series 1 is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after December 30, 2009.

“Regulatory Capital Event” means a determination by the Debenture Issuer, based on an opinion of counsel experienced in such matters (who may be an employee of the Debenture Issuer or any of its affiliates), that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in applicable laws or regulations or official interpretations thereof or policies with respect thereto or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment, clarification, change, pronouncement or decision is announced or is effective after December 30, 2009, there is more than an insubstantial risk that the Trust Preferred Securities will no longer constitute Tier 1 Capital of the Debenture Issuer or any bank holding company of which the Debenture Issuer is a subsidiary (or its equivalent) for purposes of the capital adequacy guidelines or policies of the Federal Reserve or its successor as the Debenture Issuer’s primary federal banking regulator, provided, however, that the distribution of the Debentures in connection with the liquidation of the Trust or this Series 1 of the Trust shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

On and from the date fixed by the Administrative Trustees for any distribution of the Debentures and dissolution of the Trust with respect to this Series 1: (i) the Securities will no longer be deemed to be outstanding, (ii) if any Global Securities have been issued, DTC or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Trust Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Trust Preferred Securities held by DTC or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

(d) The Trust acting with respect to this Series 1 may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

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(e) Redemption or Distribution procedures will be as follows:

(i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a “Redemption/Distribution Notice”) will be given by the Trust with respect to this Series 1 by mail to the Institutional Trustee and the Delaware Trustee and to each Holder of the Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the Holders of the Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of the Securities at the address of each such Holder appearing in the books and records of the Trust with respect to this Series 1. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

(ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Trust Preferred Securities, it being understood that, in respect of Trust Preferred Securities registered in the name of and held of record by DTC or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

(iii) If Securities are to be redeemed and the Trust acting with respect to this Series 1 gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Trust Preferred Securities are in book-entry only form, with respect to the Trust Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid to the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with DTC or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Trust Preferred Securities and will give DTC (or any successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Trust Preferred Securities,

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and (B) with respect to Trust Preferred Securities issued in definitive form and Common Securities, provided, that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust with respect to this Series 1 on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of the Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Administrative Trustees nor the Trust with respect to this Series 1 shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

(iv) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust with respect to this Series 1 to (A) in respect of the Trust Preferred Securities, DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Trust Preferred Security Certificates have been issued, to the Holder thereof and (B) in respect of the Common Securities to the Holder thereof.

(v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or its affiliates may at any time and from time to time purchase

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outstanding Trust Preferred Securities by tender, in the open market or by private agreement.

5. Voting Rights — Trust Preferred Securities.

(a) Except as provided under Sections 5(b), 5(c) and 7 and as otherwise required by law and the Declaration, the Holders of the Trust Preferred Securities will have no voting rights.

(b) So long as any Trust Preferred Securities are outstanding, the vote or consent of the Holders of a Majority in aggregate liquidation amount of the Trust Preferred Securities, voting separately as a class, shall be necessary for effecting or validating:

(i) Any authorization or issuance of equity securities of Series 1 ranking senior to the Trust Preferred Securities with respect to either or both the payment of distributions and/or the distribution of assets on any liquidation, dissolution or winding up of Series 1 of the Trust;

(ii) Any amendment, alteration or repeal of any provision of the Indenture, Base Declaration or Declaration (including, unless no vote on such merger or consolidation is required by Section 5(b)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Trust Preferred Securities; or

(iii) Any consummation of a binding exchange or reclassification involving the Trust Preferred Securities, unless in each case (x) the Trust Preferred Securities remain outstanding or, in the case of any such merger or consolidation with respect to which the Debenture Issuer is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such units remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Trust Preferred Securities immediately prior to such consummation, taken as a whole;

(c) Subject to the requirements set forth in this paragraph, the Holders of a Majority in aggregate liquidation amount of the Trust Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the

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Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past Default (as defined in the Indenture) that is waivable under Section 5.06 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a “Super Majority”), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Trust Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall have the right to refrain from following any such direction that violates the Declaration or conflicts with any applicable rule of law or would involve it in personal liability against which indemnity would, in the opinion of the Institutional Trustee, not be adequate, and the Institutional Trustee may take any other action deemed proper by it that is not inconsistent with such direction. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy available to the Institutional Trustee, the Institutional Trustee, as holder of the Debentures, shall not take any of the actions described in clauses (i), (ii), (iii) or (iv) above unless the Institutional Trustee has obtained an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that such action will not (x) cause the Trust or Series 1 (as applicable) to be classified (a) as other than either a grantor trust or a partnership or (b) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (y) materially reduce the likelihood of the Trust or Series 1 (as applicable) being classified as a grantor trust for United States federal income tax purposes. To the fullest extent permitted by law, if the Institutional Trustee fails to enforce its rights under the Debentures, any Holder of Trust Preferred Securities may directly institute a legal proceeding against the Debenture Issuer to enforce the Institutional Trustee’s rights under the Debentures without first instituting a legal proceeding against the Institutional Trustee or any other Person or entity. If a Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal (or premium, if any) on the Debentures on the date such interest or principal (or premium, if any) is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Trust Preferred Securities may also directly institute a proceeding for enforcement of payment to such holder (a “Direct

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Action”) of the principal of or interest (or premium, if any) on the Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such holder on or after the respective due date specified or provided for in the Debentures without first (i) directing the Institutional Trustee to enforce the terms of the Debentures or (ii) instituting a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee’s rights under the Debentures. Notwithstanding anything to the contrary in this Declaration, for so long as the U.S. Government is a holder of 100% of the Trust Preferred Securities of this Series 1, the U.S. Government shall have (i) the right to exercise its rights under Section 5.06 of the Indenture and Section 5.04 of the Guarantee Agreement and, if the U.S. Government shall exercise any such rights, the Institutional Trustee shall not take any contradictory action and (ii) the exclusive power, duty and authority (in lieu of the Administrative Trustees) to exercise the rights set forth in Section 3.07(g) of the Declaration. Except as provided in the preceding two sentences or as provided for in the Indenture or the terms of the Debentures, the Holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. In connection with such Direct Action, the Debenture Issuer will be subrogated to the rights of such Holder of Trust Preferred Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such holder of Trust Preferred Securities in such Direct Action.

Any required approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of Holders of Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

No vote or consent of the Holders of the Trust Preferred Securities will be required for the Trust with respect to this Series 1 to redeem and cancel Trust Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding; provided, however, that the

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foregoing shall apply to the U.S. Government only to the extent required by Section 316(a) of the Trust Indenture Act.

Voting and consensual rights available to or in favor of Holders or Trust Preferred Security Beneficial Owners under this Trust Agreement may, to the extent permitted by applicable rule or law, be exercised only by a United States Person that is a beneficial owner of a Trust Preferred Security or by a United States Person acting as irrevocable agent with discretionary powers for the beneficial owner of a Trust Preferred Security that is not a United States Person. Beneficial owners of Trust Preferred Securities that are not United States Persons must, to the extent permitted by applicable rule or law, irrevocably appoint a United States Person with discretionary powers to act as their agent with respect to such voting and consensual rights.

6. Voting Rights — Common Securities.

(a) Except as provided under Sections 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

(b) The Holders of the Common Securities are entitled, in accordance with and subject to Article 5 of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

(c) Subject to Section 2.06 of the Declaration and only after the Default with respect to the Trust Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past Default (as defined in the Indenture) that is waivable under Section 5.06 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of the Debentures affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall have the right to refrain from following any such direction that violates the Declaration

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or conflicts with any applicable rule of law or would involve it in personal liability against which indemnity would, in the opinion of the Institutional Trustee, not be adequate, and the Institutional Trustee may take any other action deemed proper by it that is not inconsistent with such direction. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized tax counsel experienced in such matters to the effect that such action will not (i) cause the Trust or Series 1 (as applicable) to be classified (x) as other than either a grantor trust or a partnership or (y) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (ii) materially reduce the likelihood of the Trust or Series 1 (as applicable) being classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee’s rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

(d) Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust with respect to this Series 1 or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

(e) No vote or consent of the Holders of the Common Securities will be required for the Trust acting with respect to this Series 1 to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

7. Amendments to Declaration and Indenture.

(a) In addition to any requirements under Section 12.01 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would

SS1-I-14

adversely affect the powers, preferences or rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust with respect to this Series 1, other than as described in Section 8.01 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Trust Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

(b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting or consenting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of nationally recognized tax counsel experienced in such matters to the effect that such action will not (i) cause the Trust or Series 1 (as applicable) to be classified (x) as other than either a grantor trust or a partnership or (y) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (ii) materially reduce the likelihood of the Trust or Series 1 (as applicable) being classified as a grantor trust for United States federal income tax purposes.

8. Pro Rata.

A reference in these terms of the Securities to any payment, distribution or treatment as being “Pro Rata” shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, a Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Trust Preferred Securities pro

SS1-I-15

rata according to the aggregate liquidation amount of Trust Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Trust Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

9. Ranking.

The Trust Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where a Default (as defined in the Indenture) occurs and is continuing under the Indenture in respect of the Debentures held by the Institutional Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Trust Preferred Securities.

10. Listing.

The Trust Preferred Securities will not initially be listed on any exchange. In the event that the Holder of the Common Securities determines to list the Trust Preferred Securities on an exchange, the Administrative Trustees shall use their best efforts to cause the Trust Preferred Securities to be so listed.

11. Acceptance of Securities Guarantee and Indenture.

Each Holder of Trust Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Guarantee Agreement, including the subordination provisions therein and to the provisions of the Indenture.

12. No Preemptive Rights.

The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

13. Miscellaneous.

These terms constitute a part of the Declaration.

The Sponsor will provide a copy of the Declaration or the Guarantee Agreement, and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

SS1-I-16

EXHIBIT A-1

FORM OF TRUST PREFERRED SECURITY CERTIFICATE

SERIES 1

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS (X) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (Y) AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE DEBENTURE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

SS1-A1-1

THE DEBENTURES WERE ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR PURPOSES OF SECTIONS 1272, 1273, AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. ALLY FINANCIAL INC. (THE “COMPANY”) WILL, BEGINNING NO LATER THAN TEN (10) DAYS AFTER THE ISSUE DATE, PROMPTLY PROVIDE TO HOLDERS OF SECURITIES, UPON WRITTEN REQUEST, THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE, AND THE YIELD TO MATURITY WITH RESPECT TO THE DEBENTURES. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE COMPANY AT ALLY FINANCIAL INC., 200 RENAISSANCE CENTER, P.O. BOX 200, DETROIT, MICHIGAN 48265-2000, ATTENTION: CHIEF FINANCIAL OFFICER.

ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (I) NO PORTION OF THE ASSETS USED BY IT TO ACQUIRE AND HOLD THE SECURITY CONSTITUTES ASSETS OF ANY “EMPLOYEE BENEFIT PLAN” SUBJECT TO SECTION 406 OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER PLAN, ACCOUNT OR ARRANGEMENT OR (II) THE PURCHASE AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAW.

Certificate Number	Number of Trust Preferred Securities

CUSIP NO.

Aggregate liquidation amount:

$

SS1-A1-2

Certificate Evidencing Trust Preferred Securities

of

GMAC Capital Trust I

8.0% Trust Preferred Securities

Series 1

(Liquidation Amount $1,000 per Trust Preferred Security)

GMAC Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that                      (the “Holder”) is the registered owner of                      (            ) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust with respect to Series 1 designated the 8.0% Trust Preferred Securities, Series 1 (the “Trust Preferred Securities”). The Trust Preferred Securities are transferable on the books and records of the Trust with respect to Series 1, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities are set forth in, and this certificate and the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to, the provisions of the Second Amended and Restated Declaration of Trust of the Trust dated as of March 1, 2011, as the same may be amended from time to time, together with the Series 1 Supplement thereto (the “Declaration”), including the designation of the terms of the Trust Preferred Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Guarantee Agreement and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

The Holder of this certificate, by accepting this certificate, is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) and (ii) agreed to the terms of the Guarantee Agreement, including that the Guarantee Agreement is (A) subordinate and junior in right of payment to all other liabilities of Ally, (B) pari passu with the most senior preferred or preference stock now or hereafter issued by Ally and with any guarantee now or hereafter issued by Ally with respect to preferred or preference stock of Ally’s affiliates and (C) senior to Ally’s common stock.

SS1-A1-3

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

By acceptance, the Holder, and by acquiring an interest herein, each beneficial owner of a Trust Preferred Security, agrees, unless otherwise required by law, to treat, for United States federal income tax purposes, (i) each series of the Trust as a separate entity, (ii) Series 1 as a grantor trust, (iii) itself as owning an undivided beneficial interest in the Series 1 Debentures, (iv) the Series 1 Debentures as indebtedness of the Debenture Issuer, and (v) the stated interest on the Series 1 Debentures as ordinary interest income that is includible in such beneficial owner’s gross income at the time the interest is paid or accrued in accordance with such beneficial owner’s regular method of tax accounting.

IN WITNESS WHEREOF, the Trust has executed this certificate this          day of         ,         .

GMAC Capital Trust I

By:
Name:
	Title:	Administrative Trustee

SS1-A1-4

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

                                                                  agent to transfer this Trust Preferred Security Certificate on the books of the Trust for Series 1. The agent may substitute another to act for him or her.

Date:
Signature:
(Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)

SS1-A1-5

EXHIBIT A-2

FORM OF COMMON SECURITY CERTIFICATE

TRANSFER OF THIS CERTIFICATE

IS SUBJECT TO THE CONDITIONS

SET FORTH IN THE DECLARATION

REFERRED TO BELOW

Certificate Number	Number of Common Securities

Certificate Evidencing Common Securities

of

GMAC Capital Trust I

8.0% Common Securities

Series 1

(Liquidation Amount $1,000 per Common Security)

GMAC Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that Ally Financial Inc., a Delaware corporation (the “Holder”), is the registered owner of                      (            ) common securities of the Trust with respect to Series 1 representing undivided beneficial interests in the assets of the Trust held with respect to Series 1, designated the 8.0% Common Securities, Series 1 (the “Common Securities”). The Common Securities are transferable on the books and records of the Trust with respect to Series 1, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below), including, without limitation, Section 9.01 thereof. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Second Amended and Restated Declaration of Trust of the Trust dated as of March 1, 2011, as the same may be amended from time to time, together with the Series 1 Supplement thereto (the “Declaration”), including the designation of the terms of the Common Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

The Holder of this certificate, by accepting this certificate, is deemed to have agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior

SS1-A2-1

Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture.

By acceptance, the Holder, and by acquiring an interest herein, each beneficial owner of a Common Security, agrees, unless otherwise required by law, to treat, for United States federal income tax purposes, (i) each series of the Trust as a separate entity, (ii) Series 1 as a grantor trust, (iii) itself as owning an undivided beneficial interest in the Series 1 Debentures, (iv) the Series 1 Debentures as indebtedness of the Debenture Issuer, and (v) the stated interest on the Series 1 Debentures as ordinary interest income that is includible in such beneficial owner’s gross income at the time the interest is paid or accrued in accordance with such beneficial owner’s regular method of tax accounting.

IN WITNESS WHEREOF, the Trust has executed this certificate this day of , .

GMAC Capital Trust I

By:
Name:
	Title:	Administrative Trustee

SS1-A2-2

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Trust Preferred Security Certificate on the books of the Trust for Series
1. The agent may substitute another to act for him or her.

Date:
Signature:

(Sign exactly as your name appears on the other side of this Trust Preferred

Security Certificate)

SS1-A2-3

EXHIBIT B

SPECIMEN OF DEBENTURE

SS1-B-1

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS (X) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (Y) AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (I) NO PORTION OF THE ASSETS USED BY IT TO ACQUIRE AND HOLD THE SECURITY CONSTITUTES ASSETS OF ANY “EMPLOYEE BENEFIT PLAN” SUBJECT TO SECTION 406 OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN, ACCOUNT OR OTHER

SS1-B-2

ARRANGEMENT SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER PLAN, ACCOUNT OR ARRANGEMENT OR (II) THE PURCHASE AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAW.

THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”), FOR PURPOSES OF SECTIONS 1272, 1273, AND 1275 OF THE CODE. ALLY FINANCIAL INC. (THE “COMPANY”) WILL, BEGINNING NO LATER THAN TEN (10) DAYS AFTER THE ISSUE DATE, PROMPTLY PROVIDE TO HOLDERS OF SECURITIES, UPON WRITTEN REQUEST, THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE AND THE YIELD TO MATURITY WITH RESPECT TO THE SECURITIES. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE COMPANY AT ALLY FINANCIAL INC., 200 RENAISSANCE CENTER, P.O. BOX 200, DETROIT, MICHIGAN 48265-2000, ATTENTION: CHIEF FINANCIAL OFFICER.

No.

$

ALLY FINANCIAL INC.

8.0% JUNIOR SUBORDINATED

DEFERRABLE INTEREST DEBENTURE

DUE February 15, 2040

SERIES 1

ALLY FINANCIAL INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the indenture dated as of December 30, 2009 as amended and restated on March 1, 2011, between the Company and The Bank of New York Mellon, as trustee), for value received, hereby promises to pay to The Bank of New York Mellon, as Institutional Trustee of GMAC Capital Trust I (the “Trust”) with respect to Series 1 thereof (“Series 1 of the Trust”), pursuant to that certain Second Amended and Restated Declaration of Trust and Series 1 Supplement thereto, each dated as of March 1, 2011, or registered

SS1-B-3

assigns, the principal sum of [            ] ($[            ]) on February 15, 2040, and to pay interest on said principal sum from December 30, 2009, or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on February 15, May 15, August 15 and November 15 of each year commencing February 15, 2010, at a rate of 8.0% per annum, until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that an amount of interest is payable for any period shorter than a full quarterly period, interest will be computed on the basis of the actual number of days elapsed in a partial month in such period. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be (a) while this Security is held by the Institutional Trustee of Series 1 of the Trust or is represented by a Global Security, the close of business on the Business Day next preceding such Interest Payment Date, or (b) if pursuant to the provisions of the Indenture this Security is not in book-entry form, 15 days prior to such Interest Payment Date or such other record date fixed by the Administrative Trustee that is not more than 60 nor less than 10 days prior to such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of

SS1-B-4

payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of this Security is the Institutional Trustee of a series of a GMAC Trust, the payment of the principal of (and premium, if any) and interest on this Security will be made at such place and to such account as may be designated by such Institutional Trustee.

This Security is not a deposit or savings account. This Security is not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by, such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness of the Company, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

SS1-B-5

IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated:                     , 2011

ALLY FINANCIAL INC.

By:
	Name:	[ ]
	Title:	[ ]

Attest:

By:
Name: [ ]
Title: Administrative Trustee

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

SS1-B-6

(REVERSE OF SECURITY)

ALLY FINANCIAL INC.

8.0% JUNIOR SUBORDINATED

DEFERRABLE INTEREST DEBENTURE

DUE FEBRUARY 15, 2040 SERIES 1

This Security is one of a duly authorized issue of securities of the Company (herein sometimes referred to as the “Securities”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an indenture dated as of December 30, 2009 as amended and restated on March 1, 2011 (the “Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is limited in aggregate principal amount to $[            ].

The Company shall have the right to redeem this Security, in whole or in part, (i) while 8.0% Trust Preferred Securities of Series 1 of the Trust (the “Trust Preferred Securities”) or this Security are held by the U.S. Government in connection with assistance provided to the Company under the Troubled Asset Relief Program or any similar or related U.S. government program, subject to consultation with the Federal Reserve; (ii) at the option of the Company without premium or penalty, at any time on or after December 30, 2014 (an “Optional Redemption”); or (iii) any time in certain circumstances upon the occurrence of a Tax Event, an Investment Company Event or a Regulatory Capital Event (each as defined below, and each a “Special Event”), at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest to the date of such redemption (the “Optional Redemption Price”). Any redemption pursuant to this paragraph will be made at the Optional Redemption Price upon not less than 30 days nor more than 60 days notice, and with respect to a redemption upon a Special Event, within 90 days following the occurrence of such Special Event; provided, however, that if at the time there is available to the Company or Series 1 of the Trust the opportunity to eliminate, within such 90 day period, the Special Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on Series 1 of the Trust, the Company or the holders of the Trust Preferred Securities or the Securities, then the Company or Series 1 of the Trust will pursue such measure in lieu of redemption. If the Securities of this

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series are only partially redeemed by the Company pursuant to an Optional Redemption, such Securities will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if, at the time of redemption, the Securities of this series are registered as a Global Security, the Depositary (as defined herein) shall determine the principal amount of such Securities held by each Security Beneficial Owner to be redeemed in accordance with its procedures.

“Tax Event” means that the Administrative Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a “Tax Event Opinion”) to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder), of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination or administrative pronouncement on or after December 30, 2009), in either case after December 30, 2009 there is more than an insubstantial risk that (i) Series 1 of the Trust would be subject to United States federal income tax with respect to interest accrued or received on the Securities of this series, (ii) Series 1 of the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable to Series 1 of the Trust on the Securities of this series would not be deductible, in whole or in part, by the Company for United States federal income tax purposes.

“Investment Company Event” means that the Administrative Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a “Change in 1940 Act Law”), there is a more than an insubstantial risk that Series 1 of the Trust (or the Trust) is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after December 30, 2009.

“Regulatory Capital Event” means a determination by the Company, based on an opinion of counsel experienced in such matters (who may be an employee of the Company or any of its affiliates), that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in applicable laws or regulations or official interpretations thereof or policies with respect thereto or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment, clarification, change, pronouncement or decision is announced or is

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effective after December 30, 2009, there is more than an insubstantial risk that the Trust Preferred Securities will no longer constitute Tier I Capital of the Company or any bank holding company of which the Company is a subsidiary (or its equivalent) for purposes of the capital adequacy guidelines or policies of the Board of Governors of the Federal Reserve System or its successor as the Company’s primary federal banking regulator, provided, however, that the distribution of the Debentures in connection with the liquidation of Series 1 of the Trust (or the Trust) shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

Any redemption of the Securities of this series, in whole or in part, prior to the stated maturity date is subject to the prior concurrence approval of the Federal Reserve or the staff thereof, (i) if such concurrence or approval is then required in order for securities such as the Securities of this series to qualify as tier 1 capital of a bank holding company under applicable capital adequacy guidelines, regulations, policies, or published interpretations of the Federal Reserve, or (ii) if the Federal Reserve or its staff has informed the Company that it must obtain such approval before redeeming the Securities.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In case an Event of Default, as defined in the Indenture, with respect to the Securities of this series shall have occurred and be continuing, the principal of all the Securities of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time Outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of such series under the Indenture; provided, however, that no such supplemental indenture shall modify certain provisions of the Indenture, as set forth in the Indenture, without the consent of the Holders of each Security then outstanding and affected thereby including, without limitation, to: (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable,

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or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of the Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series. Any such consent or waiver by the registered Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security. In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or hereunder, Securities owned by the U.S. Government shall not be deemed to be Securities owned by an Affiliate of the Company.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

So long as no Event of Default, as defined in the Indenture, shall have occurred and be continuing, the Company shall have the right at any time during the term of the Securities of this series and from time to time to extend the interest payment period of such Securities for up to 20 consecutive quarters (an “Extended Interest Payment Period”), at the end of which period the Company shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Securities of this series to the extent that payment of such interest is enforceable under applicable law); provided, that no such Extended Interest Payment Period shall extend beyond the maturity of such Securities; and provided further that during any such Extended Interest Payment Period (a) the Company and any subsidiary of the Company (other than a subsidiary of the Company that is a depository institution, or a subsidiary thereof) shall not declare or pay any dividend on, make any distributions with respect to, or redeem,

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purchase, acquire or make a liquidation payment with respect to, any of the Company’s capital stock or make any guarantee payment with respect thereto (other than (i) redemptions, purchases or other acquisitions of shares of capital stock of the Company in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice, (ii) the acquisition by the Company or any of its subsidiaries of record ownership in capital stock of the Company for the beneficial ownership of any other persons (other than the Company or any of its subsidiaries), including trustees or custodians, (iii) as a result of an exchange or conversion of any class or series of the Company’s capital stock for any other class or series of the Company’s capital stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to or on December 30, 2009 or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for capital stock of the Company, (iv) distributions by or among any wholly-owned subsidiary of the Company, (v) redemptions of securities held by the Company or any wholly-owned subsidiary of the Company, and (vi) unpaid tax distributions to holders of membership interests of GMAC LLC pursuant to Section 4(b) of GMAC LLC’s Plan of Conversion, dated June 30, 2009), and (b) the Company and any subsidiary of the Company (other than a subsidiary of the Company that is a depository institution, or a subsidiary thereof) shall not make any payment of interest on or principal of (or premium, if any, on), or repay, repurchase or redeem, any debt securities or guarantees issued by the Company which rank pari passu with or junior to the Securities (“Junior Subordinated Indebtedness”) (other than (i) redemptions, purchases or other acquisitions of Junior Subordinated Indebtedness in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice, (ii) the acquisition by the Company or any of its subsidiaries of record ownership in Junior Subordinated Indebtedness for the beneficial ownership of any other persons (other than the Company or any of its subsidiaries), including trustees or custodians, (iii) as a result of an exchange or conversion of any class or series of Junior Subordinated Indebtedness for any other class or series of Junior Subordinated Indebtedness, (iv) redemptions of securities held by the Company or any wholly-owned subsidiary of the Company and (v) any payment of interest on Junior Subordinated Indebtedness paid pro rata with interest paid on the Securities of this series such that the respective amounts of such payments made shall bear the same ratio to each other as all accrued but unpaid interest per like-amount of such Securities and all Junior Subordinated Indebtedness bear to each other). The restrictions in the foregoing clauses (a) and (b) will not apply to (i) any stock dividends paid by the Company where the dividend stock is the same stock as that on which the dividend is being paid or (ii) dividends or distributions by or other transactions solely among the Company and any wholly-owned subsidiary of the Company or solely among wholly-owned subsidiaries of the Company. For the avoidance of doubt, the Company shall have the right to make partial payments of interest on any Interest Payment Date during an Extended

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Interest Payment Period. Prior to the termination of any such Extended Interest Payment Period, the Company may further extend such Extended Interest Payment Period, provided that such Extended Interest Payment Period together with all such other extensions thereof shall not exceed 20 consecutive quarters; provided further, that no Extended Interest Payment Period may extend beyond the maturity of the Securities of this series. At the termination of any such Extended Interest Payment Period and upon the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extended Interest Payment Period.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

If issued as a Global Security, this Global Security is exchangeable for Securities of this series in definitive form only under certain limited circumstances set forth in the Indenture. Securities of this series so issued are

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issued only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series so issued are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Security shall have the meanings assigned to them in the Officer’s Certificate. All other terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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EXHIBIT C

[Reserved]

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EXHIBIT D

[FORM OF CERTIFICATE TO BE DELIVERED UPON

TRANSFER OF PREFERRED SECURITIES]

Ally Financial Inc.

200 Renaissance Center

P.O. Box 200

Detroit, Michigan 48265-2000

Facsimile: (313) 656-6214

Attention: General Counsel

The Bank of New York Mellon

101 Barclay Street — 8W

New York, New York 10286

Attention: Corporate Trust Administration

Re: 8.0% Trust Preferred Securities, Series 1, liquidation amount $1,000 per preferred security (the “Securities”) CUSIP # [                        ]

Reference is hereby made to that certain Second Amended and Restated Declaration of Trust, dated as of March 1, 2011 (the “ARDT”), among Ally Financial Inc., the administrative trustees named therein, BNY Mellon Trust of Delaware, as Delaware Trustee, and The Bank of New York Mellon, as Institutional Trustee (the “Institutional Trustee”). Capitalized terms used but not defined herein shall have the meanings set forth in the ARDT.

This certificate relates to $             aggregate liquidation amount of Securities held in definitive form by the undersigned.

The undersigned,                      (transferor), hereby requests that the Security Registrar register a transfer of a Security or Securities to                      (transferee).

In connection with such transfer of the Security or Securities, the undersigned confirms that such Securities are being transferred in accordance with their terms:

CHECK ONE BOX BELOW:

☐	to Ally Financial Inc. or any subsidiary thereof; or

☐	to a “qualified institutional buyer” within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) and in compliance with Rule 144A or (B) an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act;

☐	pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act.

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Unless one of the boxes is checked, the Security Registrar will refuse to register the transfer of any of the Securities referenced in this certificate.

Signature

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

TO BE COMPLETED BY PURCHASER

IF THE SECOND BOX ABOVE IS CHECKED.

The undersigned represents and warrants that: (initial applicable statement)

             it and any account for which it is acting is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), (ii) it exercises sole investment discretion with respect to each such account, and (iii) it is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

             it is an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act purchasing for its own account or for the account of such an “accredited investor”, and it is acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and it has such knowledge and experience in financial and business matters as to be capable of evaluation the merits and risks of its investment in the Securities, and it and any account for which it is acting is able to bear the economic risks of the investment.

[Name of Transferee]

By:
	Name:	[ ]
	Title:	[ ]

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EXHIBIT E

[FORM OF CERTIFICATE TO BE DELIVERED

IN CONNECTION WITH TRANSFERS PURSUANT TO RULE 144A]

Ally Financial Inc.

200 Renaissance Center

P.O. Box 200

Detroit, Michigan 48265-2000

Facsimile: (313) 656-6214

Attention: General Counsel

The Bank of New York Mellon

101 Barclay Street — 8W

New York, New York 10286

Attention: Corporate Trust Administration

Re: 8.0% Trust Preferred Securities, Series 1, liquidation amount $1,000 per preferred security (the “Securities”) CUSIP # [                    ]

Ladies and Gentlemen:

In connection with our proposed sale of $[            ] aggregate liquidation amount of the Securities (the “Subject Securities”), we hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A (“Rule 144A”) under the United States Securities Act of 1933, as amended, and, accordingly, we hereby further certify that the Subject Securities are being transferred to a person that we reasonably believe is purchasing the Subject Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Subject Securities are being transferred in compliance with any applicable securities laws of any state of the United States.

The Bank of New York Mellon and Ally Financial Inc. are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Name of Transferor]

By:
Name:
Title:

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SERIES 2 SUPPLEMENT TO THE SECOND

AMENDED AND RESTATED DECLARATION OF TRUST

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ARTICLE 4
SPONSOR

SECTION 4.01	Sponsor’s Purchase of Common Securities.	26
SECTION 4.02	Responsibilities of the Sponsor.	26

ARTICLE 5
TRUSTEES

SECTION 5.01	Number of Trustees; U.S. Person.	27
SECTION 5.02	[Reserved]	28
SECTION 5.03	Institutional Trustee; Eligibility.	28
SECTION 5.04	Qualifications of Administrative Trustees Generally.	29
SECTION 5.05	Initial Trustees; Additional Powers of Administrative Trustees	29
SECTION 5.06	Appointment, Removal and Resignation of Trustees.	30
SECTION 5.07	Vacancies Among Trustees.	31
SECTION 5.08	Effect of Vacancies.	31
SECTION 5.09	Meetings.	32
SECTION 5.10	Delegation of Power.	32
SECTION 5.11	Merger, Conversion, Consolidation or Succession to Business.	33

ARTICLE 6
DISTRIBUTIONS; EXCHANGES

SECTION 6.01	Distributions.	33
SECTION 6.02	Exchanges.	33

ARTICLE 7
SECURITIES

SECTION 7.01	General Provisions Regarding Securities.	34

ARTICLE 8
DISSOLUTION; TERMINATION OF SERIES

SECTION 8.01	Dissolution of Series 2.	35

ARTICLE 9
TRANSFER OF INTERESTS

SECTION 9.01	Transfer of Securities.	36
SECTION 9.02	Transfer of Certificates.	38
SECTION 9.03	Deemed Security Holders.	39
SECTION 9.04	Book Entry Interests.	40

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SECTION 14.07	Counterparts.	58

ANNEX I	TERMS OF SECURITIES	SS2-I-1
EXHIBIT A-1	FORM OF TRUST PREFERRED SECURITY CERTIFICATE	SS2-A1-1
EXHIBIT A-2	FORM OF COMMON SECURITY CERTIFICATE	SS2-A2-1
EXHIBIT B	SPECIMEN OF DEBENTURE	SS2-B-1
EXHIBIT C	UNDERWRITING AGREEMENT	SS2-C-1
EXHIBIT D	FORM OF TRANSFER CERTIFICATE	SS2-D-1
EXHIBIT E	FORM OF RULE 144A TRANSFER CERTIFICATE	SS2-E-1

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CROSS-REFERENCE TABLE*

Section of Trust Indenture Act of 1939, as amended	Section of Series 2 Supplement
§310	2.01(c)
(a)	5.03(a)
(b)	5.03(c), 5.03(d)
§311 (a)	2.02(b)
(b)	2.02(b)
§312 (a)	2.02(a)
(b)	2.02(b)
§313	2.03
§314 (a)	2.04; 3.07(j)
(c)	2.05
§315 (a)	3.10(b)
(c)	3.10(a)
(d)	3.10(a)
§316 (a)	2.01(a)
(a)(1)(A)	2.06(b)(ii)
(a)(1)(B)	2.06(a)(ii), 2.06(b)(ii)
(c)	3.07(e)
§317	2.01(c)
(b)	2.01(c)

*	This Cross-Reference Table does not constitute part of the Series 2 Supplement and shall not affect the interpretation of any of its terms or provisions.

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SERIES 2 SUPPLEMENT TO THE

SECOND AMENDED AND RESTATED

DECLARATION OF TRUST

OF

GMAC CAPITAL TRUST I

March 1, 2011

This Series 2 Supplement, together with the Base Declaration, as defined in the Second Amended and Restated Declaration of Trust dated March 1, 2011 of which this Series 2 Supplement forms an integral part, establishes the terms applicable to Series 2 of GMAC Capital Trust I (the “Trust”) including the Securities issued in respect of such series and the related assets. This Series 2 Supplement, together with the Base Declaration as it applies to this Series 2, is at times referred to as the “Declaration.”

ARTICLE 1

INTERPRETATION AND DEFINITIONS

Section 1.01 Definitions.

Unless the context otherwise requires:

(a) Capitalized terms used in this Series 2 Supplement but not defined in the preamble above or in the Base Declaration have the respective meanings assigned to them in this Section 1.01;

(b) a term defined anywhere in this Declaration has the same meaning throughout this Declaration;

(c) all references to “the Declaration” or “this Declaration” are to the Base Declaration, together with this Series 2 Supplement (and not any other Series Supplement), as modified, supplemented or amended from time to time;

(d) all references in this Series 2 Supplement to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Series 2 Supplement unless otherwise specified;

(e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Series 2 Supplement or unless the context otherwise requires;

(f) a reference to the singular includes the plural and vice versa; and

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(g) terms defined in, and provisions set forth in, any Series Supplement other than this Series 2 Supplement shall have no effect with respect to this Series 2 Supplement.

“10% in liquidation amount of the Securities” means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate liquidation amount representing 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

“Administrative Trustee” has the meaning specified in Section 5.01(a).

“Affiliate” has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

“Ally” means Ally Financial Inc., a Delaware corporation.

“Authorized Officer” of a Person means any Person that is authorized to bind such Person.

“Book Entry Interest” means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.04.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of New York generally are authorized or required by law or other governmental action to close.

“Certificate” means a Common Security Certificate or a Trust Preferred Security Certificate.

“Change in 1940 Act Law” has the meaning set forth in Annex I hereto.

“Clearing Agency” means an organization registered as a “Clearing Agency” pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered one or more Global Certificates and which shall undertake to effect book entry transfers and pledges of the Trust Preferred Securities.

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“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

“Closing Date” means March 1, 2011.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

“Commission” means the Securities and Exchange Commission.

“Common Securities” has the meaning specified in Section 7.01.

“Common Security Certificate” means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

“Company Indemnified Person” means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates, in each case acting with respect to this Series 2 or, if applicable, with respect to the Trust as a whole.

“Corporate Trust Office” means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the Closing Date is located at 101 Barclay Street-8W, New York, New York 10286.

“Covered Person” means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust’s Affiliates, in each case acting with respect to this Series 2 or, if applicable, with respect to the Trust as a whole, and (b) any Holder of Securities.

“Debenture Issuer” means Ally Financial Inc. in its capacity as issuer of the Debentures under the Indenture.

“Debenture Trustee” means The Bank of New York Mellon, acting as trustee under the Indenture with respect to the relevant series supplement of the Indenture for the Debentures until a successor is appointed thereunder, and thereafter means such successor trustee.

“Debentures” or “Series 2 Debentures” means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the

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Institutional Trustee with respect to this Series 2, a specimen certificate for such series of Debentures being Exhibit B.

“Default” in respect of the Securities means a Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

“Definitive Trust Preferred Security Certificates” has the meaning set forth in Section 9.04.

“Distribution” has the meaning set forth in Section 6.01.

“DTC” means The Depository Trust Company, the initial Clearing Agency.

“Exchange” has the meaning set forth in Section 6.02(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

“Fiduciary Indemnified Person” has the meaning set forth in Section 10.04(b).

“Fiscal Year” has the meaning set forth in Section 11.01.

“Global Certificate” has the meaning set forth in Section 9.04.

“Guarantee Agreement” means the Series 2 Trust Preferred Securities Guarantee Agreement dated March 1, 2011, of Ally, as Guarantor in respect of the Trust Preferred Securities.

“Holder” means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

“Indemnified Person” means a Company Indemnified Person or a Fiduciary Indemnified Person.

“Indenture” means the Amended and Restated Indenture dated as of March 1, 2011, as further amended or supplemented from time to time, between the Debenture Issuer and the Debenture Trustee, governing the Debentures held with respect to this Series 2 of the Trust.

“Institutional Trustee” means the Trustee with respect to this Series 2 of the Trust meeting the eligibility requirements set forth in Section 5.03.

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“Institutional Trustee Account” has the meaning set forth in Section 3.09(c).

“Investment Company” means an investment company as defined in the Investment Company Act.

“Investment Company Act” means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

“Investment Company Event” has the meaning set forth in Annex I hereto.

“Legal Action” has the meaning set forth in Section 3.07(g).

“Liquidation Amount” means, with respect to Trust Preferred Securities or Common Securities, the liquidation amount per Trust Preferred Security or Common Security, respectively, as set forth in Annex I hereto.

“Majority in liquidation amount of the Securities” means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate liquidation amount representing more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

“Ministerial Action” has the meaning set forth in Annex I hereto.

“Officers’ Certificate” means, with respect to any Person, a certificate signed by two Authorized Officers of such Person, provided that only one Administrative Trustee is required to sign on behalf of the Trust, acting with respect to this Series 2, any Officers’ Certificate delivered pursuant to Section 2.05 of this Series 2 Supplement. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Series 2 Supplement shall include:

(a) a statement that each officer signing the Officers’ Certificate has read the covenant or condition and the definitions relating thereto;

(b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers’ Certificate;

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(c) a statement that each such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

“Paying Agent” has the meaning specified in Section 3.09(h).

“Payment Amount” has the meaning specified in Section 6.01.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Private Placement Legend” has the meaning specified in Section 9.01(b).

“Quorum” means any one Administrative Trustee or, if there is only one Administrative Trustee, such Administrative Trustee.

“Related Party” means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

“Responsible Officer” means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.

“Rule 3a-7” means Rule 3a-7 under the Investment Company Act.

“Securities” means the Common Securities and the Trust Preferred Securities.

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor legislation.

“Security Registrar” has the meaning set forth in Section 9.02(a).

“Special Event” has the meaning set forth in Annex I hereto.

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“Sponsor” means Ally or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

“Sponsor Affiliated Holder” has the meaning set forth in Section 6.02(a).

“Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code §§ 3801 et seq., as it may be amended from time to time, or any successor legislation.

“Successor Institutional Trustee” has the meaning set forth in Section 5.06(b).

“Super Majority” has the meaning set forth in Section 2.06(a)(ii).

“Tax Event” has the meaning set forth in Annex I hereto.

“Three-month LIBOR” means, with respect to any quarterly interest period, the rate (expressed as a percentage per annum) for deposits in United States dollars for a three-month period, as applicable, commencing on the first day of that quarterly interest period that appears on the Reuters Screen LIBOR as of 11:00 a.m. (London time) on the LIBOR determination date for that quarterly interest period, as the case may be. If such rate does not appear on Reuters Screen LIBOR, three-month LIBOR will be determined on the basis of the rates at which deposits in United States dollars for a three-month period commencing on the first day of that quarterly interest period, as applicable, and in a principal amount of not less than $1 million are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the calculation agent (after consultation with Ally), at approximately 11:00 a.m., London time, on the LIBOR determination date for that quarterly interest period. The calculation agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, three-month LIBOR with respect to that quarterly interest period, as applicable, will be the arithmetic mean (rounded upward if necessary to the nearest whole multiple of 0.00001%) of such quotations. If fewer than two quotations are provided, three-month LIBOR with respect to that quarterly interest period, as applicable, will be the arithmetic mean (rounded upward if necessary to the nearest whole multiple of 0.00001%) of the rates quoted by three major banks in New York City selected by the calculation agent, at approximately 11:00 a.m., New York City time, on the first day of that quarterly interest period, as applicable, for loans in United States dollars to leading European banks for a three-month period, as applicable, commencing on the first day of that quarterly interest period and in a principal amount of not less than $1 million. However, if fewer than three banks selected by the calculation agent to provide quotations are quoting as described above, three-month LIBOR for that quarterly interest period, as applicable, will be the same as three-month LIBOR as determined for the

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previous interest period or, in the case of the quarterly interest period beginning on February 15, 2016, 0.29000%. The establishment of three-month LIBOR for each quarterly interest period, as applicable, by the calculation agent shall (in the absence of manifest error) be final and binding.

“Transfer Certification” has the meaning set forth in Section 9.02(b).

“Transfer Opinion” has the meaning set forth in Section 9.02(b).

“Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Trust Preferred Securities” has the meaning specified in Section 7.01.

“Trust Preferred Security Beneficial Owner” means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

“Trust Preferred Security Certificate” means a certificate representing a Trust Preferred Security substantially in the form of Exhibit A-1.

“Trustee” or “Trustees” means each Person who acts as an Administrative Trustee, Institutional Trustee, or Delaware Trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

“United States Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

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ARTICLE 2

TRUST INDENTURE ACT

Section 2.01 Trust Indenture Act; Application.

(a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

(b) The Institutional Trustee shall be the only Trustee that is a Trustee with respect to this Series 2 for the purposes of the Trust Indenture Act.

(c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by §§ 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

(d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust held with respect to this Series 2, the payments received therefrom and the profits and losses derived therefrom.

Section 2.02 Lists of Holders of Securities.

(a) Each of the Sponsor and the Administrative Trustees on behalf of this Series 2 of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities (“List of Holders”) as of such record date, provided, that neither the Sponsor nor the Administrative Trustees on behalf of this Series 2 of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Administrative Trustees on behalf of this Series 2 of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust, acting with respect to this Series 2 of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided, that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

(b) The Institutional Trustee shall comply with its obligations under §§ 311(a), 311(b) and 312(b) of the Trust Indenture Act.

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Section 2.03 Reports by the Institutional Trustee.

Within 60 days after May 15 of each year (commencing with the year of the first anniversary of the Closing Date), the Institutional Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by § 313(a) of the Trust Indenture Act, if any, in the form and in the manner provided by § 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the other requirements of § 313 of the Trust Indenture Act.

Section 2.04 Reports to Institutional Trustee.

Each of the Sponsor and the Administrative Trustees on behalf of this Series 2 of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by § 314(a) of the Trust Indenture Act (if any) and the compliance certificate required by § 314(a)(4) of the Trust Indenture Act in the form, in the manner and at the times required by § 314 of the Trust Indenture Act, but, with respect to the compliance certificate, no later than 120 days after each calendar year. The Sponsor shall notify the Institutional Trustee when any Trust Preferred Securities are listed on any stock exchange.

Section 2.05 Evidence of Compliance with Conditions Precedent.

Each of the Sponsor and the Administrative Trustees on behalf of this Series 2 of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in § 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to § 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers’ Certificate.

Section 2.06 Defaults; Waiver.

(a) The Holders of a Majority in liquidation amount of Trust Preferred Securities may, by vote, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Default in respect of the Trust Preferred Securities and its consequences, provided, that if the underlying Default under the Indenture:

(i) is not waivable under the Indenture, the Default under this Declaration shall also not be waivable; or

(ii) is waivable only with the consent of holders of more than a majority in principal amount of the Debentures (a “Super Majority”) affected thereby, only the Holders of at least the proportion in aggregate liquidation amount of the Trust Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures

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outstanding may waive such Default in respect of the Trust Preferred Securities under this Declaration.

The foregoing provisions of this Section 2.06(a) shall be in lieu of § 316(a)(1)(B) of the Trust Indenture Act and such § 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities to the extent permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Default with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or a Default with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of a Default with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

(b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Default with respect to the Common Securities and its consequences, provided, that if the underlying Default under the Indenture:

(i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Default under this Declaration as provided in this Section 2.06(b), the Default under this Declaration shall also not be waivable; or

(ii) is waivable only with the consent of a Super Majority, except where the Holders of the Common Securities are deemed to have waived such Default under this Declaration as provided in this Section 2.06(b), only the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding may waive such Default in respect of the Common Securities under this Declaration;

provided, further each Holder of Common Securities will be deemed to have waived any such Default and all Defaults with respect to the Common Securities and its consequences until all Defaults with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Defaults with respect to the Trust Preferred Securities have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing

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provisions of this Section 2.06(b) shall be in lieu of §§ 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such §§ 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities to the extent permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.06(b), upon the waiver of a Default by the Holders of a Majority in liquidation amount of the Common Securities, any such default shall cease to exist and any Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Default with respect to the Common Securities or impair any right consequent thereon.

(c) A waiver of a Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Trust Preferred Securities, constitutes a waiver of the corresponding Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of § 316(a)(1)(B) of the Trust Indenture Act and such § 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Series 2 Supplement and the Securities to the extent permitted by the Trust Indenture Act.

Section 2.07 Default; Notice.

(a) The Institutional Trustee shall, within 90 days after the occurrence of a Default, transmit by mail, first class postage prepaid, (or such other means of communication as may be acceptable to the Clearing Agency) to the Holders of the Securities, notices of (i) all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term “defaults” for the purposes of this Section 2.07(a) being hereby defined to be a Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein) and (ii) any notice of default received from the Indenture Trustee with respect to the Debentures, which notice from the Institutional Trustee to the Holders shall state that a Default under the Indenture also constitutes a Default with respect to the Securities; provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

(b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

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(i) a default under Sections 5.07(b) and 5.07(c) of the Indenture; or

(ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of this Declaration shall have actual knowledge.

ARTICLE 3

ORGANIZATION

Section 3.01 Name.

The Series governed by this Declaration shall be designated Series 2 of the Trust (“Series 2”), as such name may be modified from time to time by the Administrative Trustees following written notice to the Institutional Trustee, the Delaware Trustee and the Holders of Securities. The Trust’s activities with respect to this Series 2 may be conducted under the name of the Trust with respect to this Series 2 or any other name deemed advisable by the Administrative Trustees.

Section 3.02 Office.

The principal address of the Trust for matters relating to this Series 2 is c/o Ally Financial Inc., 200 Renaissance Center, P.O. Box 200, Detroit, Michigan 48265-2000. On ten Business Days written notice to the Institutional Trustee, the Delaware Trustee and the Holders of Securities, the Administrative Trustees may designate another principal address for matters relating to this Series 2.

Section 3.03 Duration of Series 2.

This Series 2, unless dissolved and terminated pursuant to the provisions of this Declaration, shall have existence for fifty-five (55) years from the Original Closing Date.

Section 3.04 Purpose.

The exclusive purposes and functions of this Series 2 of the Trust are (a) to act in accordance with this Declaration with respect to the Trust Preferred Securities, (b) to act in accordance with this Declaration with respect to the Common Securities, (c) to acquire the Debentures from the Debenture Issuer, and (d) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust, acting with respect to this Series 2, shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise take any action or undertake (or permit to be undertaken) any activity that would cause the Trust or Series 2 (as applicable) to be classified

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(i) as other than either a grantor trust or a partnership or (ii) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or materially reduce the likelihood of the Trust or Series 2 (as applicable) being classified as a grantor trust for United States federal income tax purposes. The Trust and this Series 2 shall be administered exclusively in the United States, and a court within the United States shall be able to exercise primary supervision over the administration of the Trust and each series thereof within the meaning of Treasury Regulation Sections 301.7701-7(a) and (c).

Section 3.05 Authority.

Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust with respect to this Series 2. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust with respect to this Series 2 and an action taken by the Institutional Trustee on behalf of the Trust with respect to this Series 2 in accordance with its powers shall constitute the act of and serve to bind the Trust with respect to this Series 2. In dealing with the Trustees acting on behalf of the Trust with respect to this Series 2, no person shall be required to inquire into the authority of the Trustees to bind the Trust with respect to this Series 2. Persons dealing with the Trust acting with respect to this Series 2 are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

Section 3.06 Title to Property of the Trust.

Except as provided in Section 3.09 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust with respect to this Series 2 shall be vested in the Trust acting with respect to this Series 2. The Holders shall not have legal title to any part of the assets of the Trust or any series of the Trust, but shall have an undivided beneficial interest in the assets of the Trust held with respect to this Series 2, the payments received therefrom and the profits and losses derived therefrom.

Section 3.07 Powers and Duties of the Administrative Trustees.

The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities, if and as applicable, with respect to this Series 2:

(a) in connection with the designation of the Series 2 Trust Preferred Securities, in accordance with this Declaration, to sell the Series 2 Common Securities in accordance with this Declaration. This Series 2 of the Trust may

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issue no more than one series of Trust Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust with respect to Series 2 other than the Securities, and the designation of Series 2 Securities shall be limited to a simultaneous designation of both Trust Preferred Securities and Common Securities on the Closing Date;

(b) in connection with the Trust Preferred Securities, at the direction of the Sponsor, to:

(i) execute and file with the Commission on behalf of the Trust with respect to this Series 2 a registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, in each case prepared by the Sponsor, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Trust Preferred Securities;

(ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preferred Securities in any State in which the Sponsor has determined to qualify or register such Trust Preferred Securities for sale;

(iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange for listing upon notice of issuance of any Trust Preferred Securities; and

(iv) execute and file with the Commission on behalf of the Trust with respect to this Series 2 a registration statement on Form 8-A, prepared by the Sponsor, including any pre-effective or post-effective amendments thereto, relating to the registration of the Trust Preferred Securities under Section 12(b) of the Exchange Act;

(v) deliver, along with the other parties thereto including the United States Department of Treasury and the underwriters, the underwriting agreement providing for the resale of the Trust Preferred Securities (the “Underwriting Agreement”), such Underwriting Agreement and the execution thereof by any Administrative Trustee of this Series 2 being hereby authorized by this Declaration;

(c) to hold the Debentures; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Trust Preferred Securities and the Holders of Common Securities;

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(d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event; provided, that the Administrative Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

(e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of § 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

(f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

(g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust with respect to this Series 2 (“Legal Action”), unless pursuant to Section 3.09(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

(h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

(i) to cause the Trust with respect to this Series 2 to comply with the Trust’s obligations under the Trust Indenture Act;

(j) to give the certificate required by § 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Administrative Trustee;

(k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust, with respect to this Series 2;

(l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

(m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

(n) to take all action with respect to this Series 2 that may be necessary or appropriate for the preservation and the continuation of the Trust’s valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is

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necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust, acting with respect to this Series 2, to effect the purposes with respect to this Series 2 for which the Trust was created;

(o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust with respect to this Series 2 as set out in this Section 3.07, including, but not limited to:

(i) causing the Trust and this Series 2 not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

(ii) taking any action to the extent necessary or prudent to (x) ensure that the Trust or Series 2 (as applicable) will be classified, for United States federal income tax purposes, as either a grantor trust or a partnership, and not as an entity taxable as a corporation, or (y) increase the likelihood of the Trust or Series 2 (as applicable) being classified as a grantor trust for United States federal income tax purposes;

(iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

provided, that any such action does not adversely affect the interests of Holders;

(p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to this Series 2 of the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust with respect to this Series 2; and

(q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust with respect to this Series 2 in all matters necessary or incidental to the foregoing.

The Administrative Trustees must exercise the powers set forth in this Section 3.07 in a manner that is consistent with the purposes and functions of the Trust with respect to this Series 2 set out in Section 3.04, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust with respect to this Series 2 set forth in Section 3.04.

Subject to this Section 3.07, the Administrative Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.09.

Any expenses incurred by the Administrative Trustees pursuant to this Section 3.07 shall be reimbursed by the Debenture Issuer.

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Section 3.08 Prohibition of Actions by the Trust and the Trustees.

(a) The Trust acting with respect to this Series 2 shall not, and the Trustees (including the Institutional Trustee) shall not cause the Trust with respect to this Series 2 to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust acting with respect to this Series 2 shall not:

(i) invest any proceeds received by the Trust with respect to this Series 2 from holding the Debentures, but shall promptly distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

(ii) acquire any assets other than as expressly provided herein;

(iii) possess Trust property with respect to this Series 2 for other than a Trust purpose with respect to this Series 2;

(iv) make any loans or incur any indebtedness;

(v) possess any power or otherwise act in such a way as to vary the Trust assets with respect to this Series 2 or the terms of the Securities in any way whatsoever;

(vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust with respect to this Series 2 other than the Securities; or

(vii) other than as provided in this Declaration, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture with respect to the Debentures, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, unless the Trust acting with respect to this Series 2 shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that such action will not (x) cause the Trust or Series 2 (as applicable) to be classified (a) as other than either a grantor trust or a partnership or (b) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (y) materially reduce the likelihood of the Trust or Series 2 (as applicable) being classified as a grantor trust for United States federal income tax purposes.

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Section 3.09 Powers and Duties of the Institutional Trustee.

(a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.06. Such vesting and cessation of title shall be effective whether or not conveying documents with regard to the Debentures have been executed and delivered.

(b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

(c) The Institutional Trustee shall:

(i) establish and maintain a segregated non-interest bearing trust account (the “Institutional Trustee Account”) in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Trust Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.01. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness assigned by a “nationally recognized statistical rating organization,” as that term is used by the Commission in Rule 15c3-1(c)(2)(vi)(F) under the Securities Act, is at least equal to the rating assigned to the Trust Preferred Securities by a nationally recognized statistical rating organization;

(ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature and to effect the Exchange of Trust Preferred Securities and Common Securities for Debentures to the extent the Sponsor or a Sponsor Affiliated Holder elects to effect such Exchange pursuant to Section 6.02 hereof; and

(iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to

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effect the distribution of the Debentures to Holders of Securities pursuant to the terms of the Securities.

(d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

(e) Subject to Section 2.06, the Institutional Trustee shall take any Legal Action which arises out of or in connection with a Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee’s duties and obligations under this Declaration or the Trust Indenture Act.

(f) The Institutional Trustee shall not resign as a Trustee unless either:

(i) this Series 2 of the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

(ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.06.

(g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities, this Declaration, the Statutory Trust Act and the Trust Indenture Act.

(h) The Institutional Trustee may authorize one or more Persons (each, a “Paying Agent”) to pay Distributions, redemption payments or liquidation payments on behalf of this Series 2 of the Trust with respect to all Securities and any such Paying Agent shall comply with § 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

(i) Subject to this Section 3.09, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.07.

The Institutional Trustee must exercise the powers set forth in this Section 3.09 in a manner that is consistent with the purposes and functions of the Trust with respect to this Series 2 set out in Section 3.04, and the Institutional Trustee

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shall not take any action that is inconsistent with the purposes and functions of the Trust with respect to this Series 2 set out in Section 3.04.

Section 3.10 Certain Duties and Responsibilities of the Institutional Trustee.

(a) The Institutional Trustee, before the occurrence of any Default and after the curing of all Defaults that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case a Default has occurred (that has not been cured or waived pursuant to Section 2.06) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in the exercise of such rights and powers, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) prior to the occurrence of a Default and after the curing or waiving of all such Defaults that may have occurred:

(A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

(B) in the absence of willful misconduct on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

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(ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

(iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

(iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

(v) the Institutional Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

(vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

(vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.09(c)(i) and except to the extent otherwise required by law; and

(viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor

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with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

Section 3.11 Certain Rights of Institutional Trustee.

(a) Subject to the provisions of Section 3.10:

(i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

(ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers’ Certificate;

(iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers’ Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

(iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

(v) the Institutional Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts’ area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

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(vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys’ fees and expenses and the expenses of the Institutional Trustee’s agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided that nothing contained in this Section 3.11(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of a Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

(vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion and after prior consultation with the Sponsor, may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Sponsor and shall incur no liability of any kind by reason of such inquiry or investigation;

(viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(ix) the rights, privileges, protections, immunities and benefits given to the Institutional Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Institutional Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder by the Institutional Trustee and appointed with due care by it;

(x) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust with respect to this Series 2 and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee’s or its agent’s taking such action;

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(xi) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

(xii) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

(xiii) in no event shall the Institutional Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Institutional Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(xiv) in no event shall the Institutional Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Declaration arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of third party utilities, communications or computer (software or hardware) services.

(b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

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Section 3.12 [Reserved].

Section 3.13 Execution of Documents.

Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Statutory Trust Act, any Administrative Trustee is authorized to execute on behalf of the Trust with respect to this Series 2 any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.07; provided, that the registration statement referred to in Section 3.07(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees.

Section 3.14 Not Responsible for Recitals or Issuance of Securities.

The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust with respect to this Series 2 or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

Section 3.15 [Reserved]

Section 3.16 [Reserved]

ARTICLE 4

SPONSOR

Section 4.01 Sponsor’s Purchase of Common Securities.

On the Closing Date, the Sponsor will own all of the Common Securities with respect to this Series 2 of the Trust.

Section 4.02 Responsibilities of the Sponsor.

In connection with any resale of the Trust Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities with respect to this Series 2 of the Trust, if and as applicable:

(a) to prepare for filing with the Commission by the Trust with respect to this Series 2 a registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Trust Preferred Securities;

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(b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust with respect to this Series 2, and advise the Trust with respect to this Series 2 of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust with respect to this Series 2, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

(c) to prepare for filing by the Trust with respect to this Series 2 an application to the New York Stock Exchange or any other national stock exchange for listing upon notice of issuance of any Trust Preferred Securities;

(d) to negotiate, along with the other parties thereto including the United States Department of Treasury and the Underwriters, the terms of the Underwriting Agreement providing for the resale of the Trust Preferred Securities;

(e) to prepare for filing with the Commission by the Trust with respect to this Series 2 a registration statement on Form 8-A, including any pre-effective or post-effective amendments thereto, relating to the registration of the Trust Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

(f) otherwise to carry out and perform the obligations of the Trust with respect to this Series 2.

ARTICLE 5

TRUSTEES

Section 5.01 Number of Trustees; U.S. Person.

The number of Trustees with respect to this Series 2 initially shall be three (3) exclusive of the Delaware Trustee, and:

(a) the number of Trustees with respect to this Series 2 may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent, provided, however, that the number of Trustees shall in no event be less than two (2); provided further that (1) there shall be at least one Trustee acting for the Trust with respect to this Series who is an employee or officer of, or is affiliated with the Sponsor (an “Administrative Trustee”); and (2) one Trustee shall be the Institutional Trustee; and

(b) no Person shall serve as a Trustee unless such Person is a United States Person.

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Section 5.02 [Reserved]

Section 5.03 Institutional Trustee; Eligibility.

(a) There shall at all times be one Trustee that shall act as Institutional Trustee with respect to Series 2 of the Trust which shall:

(i) not be an Affiliate of the Sponsor;

(ii) be a corporation organized and doing business under the laws of the United States of America or any State thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.03(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

(iii) if the Trust or this Series 2 is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the “eligible assets” with respect to this Series 2 of the Trust, the Institutional Trustee shall possess those qualifications.

(b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.03(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.06(c).

(c) If the Institutional Trustee has or shall acquire any “conflicting interest” within the meaning of § 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in § 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of § 310(b) of the Trust Indenture Act, subject to the penultimate paragraph thereof.

(d) The Guarantee Agreement shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

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(e) The initial Institutional Trustee shall be as set forth in Section 5.05 hereof.

Section 5.04 Qualifications of Administrative Trustees Generally.

Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers and shall be a United States Person.

Section 5.05 Initial Trustees; Additional Powers of Administrative Trustees.

(a) The initial Administrative Trustees shall be:

Alison M. Summerville

Matthew M. Brennan

The initial Institutional Trustee shall be:

The Bank of New York Mellon

101 Barclay Street-8W

New York, New York 10286

Attention: Corporate Trust Administration

(b) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

(c) Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Statutory Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust with respect to this Series 2 any documents which the Administrative Trustees have the power and authority to cause the Trust with respect to this Series 2 to execute pursuant to Section 3.07, provided, that any registration statement referred to in Section 3.07(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees; and

(d) an Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust with respect to this Series 2 to execute pursuant to Section 3.07.

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Section 5.06 Appointment, Removal and Resignation of Trustees.

(a) Subject to Section 5.06(b), Trustees may be appointed or removed without cause at any time:

(i) in the case of the Administrative Trustees by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class by written consent or at a meeting of the Holders of the Common Securities;

(ii) in the case of the Institutional Trustee and the Delaware Trustee, unless a Default shall have occurred and be continuing, by a vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class by written consent or at a meeting of the Holders of the Common Securities; and

(iii) in the case of the Institutional Trustee and the Delaware Trustee, if a Default shall have occurred and be continuing, by a vote of the Holders of a Majority in liquidation amount of the Trust Preferred Securities voting as a class by written consent or at a meeting of the Holders of the Trust Preferred Securities.

(b) (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.06(a) until a successor Trustee possessing the qualifications to act as Institutional Trustee under Section 5.03 (a “Successor Institutional Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Administrative Trustees and the Sponsor.

(c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust with respect to this Series 2, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

(i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

(A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust with respect to this Series 2, the Sponsor and the resigning Institutional Trustee; or

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(B) until the assets of the Trust with respect to this Series 2 have been completely liquidated and the proceeds thereof distributed to the holders of the Securities.

(d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Institutional Trustee as the case may be if the Institutional Trustee delivers an instrument of resignation in accordance with this Section 5.06.

(e) If no Successor Institutional Trustee shall have been appointed and accepted appointment as provided in this Section 5.06 within 60 days after delivery to the Sponsor and the Trust with respect to this Series 2 of an instrument of resignation, the resigning Institutional Trustee may petition any court of competent jurisdiction at the expense of the Sponsor for appointment of a Successor Institutional Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee.

(f) No Institutional Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee.

Section 5.07 Vacancies Among Trustees.

If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01, or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.06.

Section 5.08 Effect of Vacancies.

The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust with respect to this Series 2. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.06, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

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Section 5.09 Meetings.

If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

Section 5.10 Delegation of Power.

(a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.07, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing;

(b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust with respect to this Series 2 the doing of such things and the execution of such instruments either in the name of the Trust with respect to this Series 2 or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, with respect to this Series 2, as set forth herein; and

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(c) any delegation of power by an Administrative Trustee under Section 3.07(g) (and Section 3.07(o) insofar as it applies to Section 3.07(g)) or by the Institutional Trustee under Section 3.09(e) shall be to a United States Person.

Section 5.11 Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

ARTICLE 6

DISTRIBUTIONS; EXCHANGES

Section 6.01 Distributions.

Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder’s Securities. Distributions shall be made on the Trust Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a “Payment Amount”), the Institutional Trustee shall and is directed to make a distribution (a “Distribution”) of the Payment Amount to Holders.

Section 6.02 Exchanges.

(a) If at any time the Sponsor or any of its Affiliates (the Sponsor or any such Affiliate, a “Sponsor Affiliated Holder”) is the Holder of any Trust Preferred Securities or is a Trust Preferred Security Beneficial Owner, such Sponsor Affiliated Holder shall have the right to deliver to the Institutional Trustee all or such portion of its Trust Preferred Securities as it elects and, subject to the terms of the Indenture, receive, in exchange therefor, Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Trust Preferred Securities exchanged therefor (such an exchange being referred to herein as an “Exchange”). Such election (i) shall be exercisable, and shall be effective on any Business Day, provided that such Business Day is not a record

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date or any date falling between a record date and a date on which the related Distribution is payable, by such Sponsor Affiliated Holder delivering to the Institutional Trustee a written notice of such election specifying the aggregate Liquidation Amount of Trust Preferred Securities with respect to which such election is being made and the date on which such Exchange shall occur, which date shall be not less than three (3) Business Days after the date of receipt by the Institutional Trustee of such election notice and (ii) shall be conditioned upon such Sponsor Affiliated Holder having delivered or caused to be delivered to the Institutional Trustee or its designee the Trust Preferred Securities which are the subject of such election by 10:00 a.m. New York City time, on the date on which such Exchange is to occur. After the Exchange, such Trust Preferred Securities shall be cancelled and shall no longer be deemed to be outstanding and all rights of the Sponsor Affiliated Holder with respect to such Trust Preferred Securities shall cease. So long as the Trust Preferred Securities are in book-entry-only form, the delivery and the cancellation of the Trust Preferred Securities pursuant to this Section 6.02 shall be made in accordance with the customary procedures of the Clearing Agency for the Trust Preferred Securities.

(b) In the case of an Exchange described in Section 6.02(a), the Trust shall, acting with respect to this Series 2, at the written request of the Sponsor, on the date of such Exchange, exchange Debentures having a principal amount equal to a proportional amount of the aggregate Liquidation Amount of the outstanding Common Securities, such proportional amount determined by multiplying the aggregate Liquidation Amount of the outstanding Common Securities by the ratio of the aggregate Liquidation Amount of the Trust Preferred Securities exchanged pursuant to Section 6.02(a) to the aggregate Liquidation Amount of the Trust Preferred Securities outstanding immediately prior to such Exchange, for such proportional amount of Common Securities held by the Sponsor (which contemporaneously shall be cancelled and no longer be deemed to be outstanding); provided, that the Sponsor delivers or causes to be delivered to the Institutional Trustee or its designee the required amount of Common Securities to be exchanged by 10:00 a.m., New York City time, on the date on which such Exchange is to occur.

ARTICLE 7

SECURITIES

Section 7.01 General Provisions Regarding Securities.

(a) As of the Closing Date, this Series 2 of the Trust has outstanding one class of preferred securities representing undivided beneficial interests in the assets of the Trust with respect to this Series 2 having such terms as are set forth in Annex I (the “Trust Preferred Securities”) and one class of common securities representing undivided beneficial interests in the assets of the Trust with respect to this Series 2 having such terms as are set forth in Annex I (the “Common

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Securities”). The Trust shall issue no securities or other interests in the assets of the Trust with respect to this Series 2 other than the Trust Preferred Securities and the Common Securities.

(b) The Certificates shall be signed on behalf of the Trust with respect to this Series 2 by an Administrative Trustee. Such signature shall be the manual or facsimile signature of any present or any future Administrative Trustee. In case any Administrative Trustee of the Trust with respect to this Series 2 who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Trust with respect to this Series 2, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed on behalf of the Trust with respect to this Series 2 by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust with respect to this Series 2, although at the date of the execution and delivery of the Declaration any such person was not such an Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

(c) Any cash consideration received by the Trust with respect to this Series 2 for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust with respect to this Series 2.

(d) The Securities are deemed to be validly issued, fully paid and non-assessable.

(e) Every Person, by virtue of having become a Holder or a Trust Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

ARTICLE 8

DISSOLUTION; TERMINATION OF SERIES

Section 8.01 Dissolution of Series 2.

(a) This Series 2 of the Trust shall dissolve:

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(i) upon the bankruptcy of any Holder of the Common Securities or the Sponsor;

(ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the revocation of the Sponsor’s charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

(iii) upon the entry of a decree of judicial dissolution of any Holder of the Common Securities, the Sponsor, the Trust or this Series 2;

(iv) subject to obtaining any required regulatory approval, when all of the Securities have been called for redemption;

(v) subject to obtaining any required regulatory approval, upon the Exchange of all of the then-outstanding Trust Preferred Securities pursuant to Section 6.02;

(vi) subject to obtaining any required regulatory approval, when this Series 2 shall have been dissolved in accordance with the terms of the Securities upon election by the Sponsor of its right to terminate this Series 2 and distribute all of the Debentures to the Holders of Securities in exchange for all of the Securities.

(viii) upon the expiration of the term of this Series 2 set forth in Section 3.03.

(b) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a), and after satisfaction of the claims and obligations of the Trust with respect to this Series 2 as required by applicable law, including Section 3808 of the Statutory Trust Act, and subject to the terms set forth in Annex I, the Administrative Trustees, when notified in writing of the completion of the winding up of this Series 2 of the Trust in accordance with the Statutory Trust Act, shall terminate this Series 2 of the Trust by recording such termination on the books and records of the Trust.

(c) The provisions of Section 3.10, Section 3.11 and Article 10 shall survive the termination of this Series 2 of the Trust.

ARTICLE 9

TRANSFER OF INTERESTS

Section 9.01 Transfer of Securities.

(a) Securities may be transferred, in whole or in part, only in accordance with the terms and conditions set forth in this Declaration and in the

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terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

(b) Subject to this Article 9, all Certificates or other instruments representing the Trust Preferred Securities will bear a legend substantially to the following effect (the “Private Placement Legend”):

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS (X) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (Y) AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE DEBENTURE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

(c) Subject to this Article 9, the Sponsor and any Related Party may transfer Common Securities only to the Sponsor or a Related Party of the Sponsor

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that is a United States Person; provided, that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

(i) (x) the Trust or Series 2 (as applicable) would be classified (a) as other than either a grantor trust or a partnership or (b) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (y) there would be a material reduction in the likelihood that the Trust or Series 2 (as applicable) would be classified as a grantor trust for United States federal income tax purposes; and

(ii) the Trust or this Series 2 would be an Investment Company or the transferee would become an Investment Company.

Section 9.02 Transfer of Certificates.

(a) The Trust acting with respect to this Series 2 shall cause to be kept at the Corporate Trust Office of the Institutional Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Trust acting with respect to this Series 2 shall provide for the registration of Trust Preferred Securities and of transfers of Trust Preferred Securities. The Institutional Trustee is hereby appointed “Security Registrar” for the purpose of registering Trust Preferred Securities and transfers of Trust Preferred Securities as herein provided. The Security Registrar shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Security Registrar may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Security Registrar shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Security Registrar duly executed by the Holder or such Holder’s attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Security Registrar. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

(b) In the event that any Trust Preferred Securities (i) become registered under the Securities Act or (ii) are eligible to be transferred without restriction in accordance with Rule 144 or another exemption from registration under the Securities Act (other than Rule 144A), the Administrative Trustees shall cause to be issued, in accordance with Section 9.02(a) above, new Certificates or other instruments representing such Trust Preferred Securities, which shall not contain

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the Private Placement Legend. Securities shall be freely transferable, subject to compliance with this Article 9 and the Securities Act. Subject to the last sentence of this Section 9.02(b), if a Certificate representing a Trust Preferred Security bears a Private Placement Legend, such Trust Preferred Security (x) may be transferred to a Person or Persons who take delivery thereof in the form of a Certificate bearing a Private Placement Legend only if the Security Registrar receives (A) an appropriately completed certificate of transfer in the form attached hereto as Exhibit D and (B) if applicable, a certificate substantially in the form attached hereto as Exhibit E (each such certificate, a “Transfer Certification”); and (y) may be transferred to a Person or Persons who take delivery thereof in the form of a Certificate not bearing a Private Placement Legend or may be exchanged for a Certificate not bearing a Private Placement Legend only if the Security Registrar has previously received an opinion of counsel in form reasonably acceptable to the Sponsor to the effect that the Trust Preferred Securities are eligible to be transferred without restriction (a “Transfer Opinion”). The Institutional Trustee and the Security Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer or exchange imposed under this Declaration or under applicable law with respect to any transfer or exchange of any interest in any Security (including any transfers between or among Clearing Agency Participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof. At such time as the Debenture Issuer shall determine, in accordance with applicable law, that the Trust Preferred Securities are no longer required to bear the Private Placement Legend, then: (x) the Sponsor shall deliver to the Institutional Trustee a Transfer Opinion; (y) the Security Registrar shall cause to be issued, in accordance with Section 9.02(a) above, new Certificates or other instruments representing such Trust Preferred Securities, which shall not contain the Private Placement Legend; and (z) no Transfer Certification shall be required as a condition to any subsequent transfer of the Trust Preferred Securities.

Section 9.03 Deemed Security Holders.

The Trustees and the Security Registrar shall treat the Person in whose name any Certificate shall be registered on the books and records of the Trust with respect to this Series 2 as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust acting with respect to this Series 2 shall have actual or other notice thereof.

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Section 9.04 Book Entry Interests.

The Trust Preferred Securities are issued in the form of definitive, fully registered Trust Preferred Security Certificates (the “Definitive Trust Preferred Security Certificates”). The Trust Preferred Securities may, upon the instruction of the Sponsor, be issued in the form of one or more, fully registered, global Trust Preferred Security Certificates (each a “Global Certificate”), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust with respect to this Series 2. Such Global Certificates shall initially be registered on the books and records of the Trust with respect to this Series 2 in the name of Cede & Co., the nominee of DTC, and no Trust Preferred Security Beneficial Owner will receive a definitive Trust Preferred Security Certificate representing such Trust Preferred Security Beneficial Owner’s interests in such Global Certificates, except as provided in Section 9.07. If the Trust Preferred Securities are held as Global Certificates, then unless and until Definitive Trust Preferred Security Certificates shall have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 9.07:

(a) the provisions of this Section 9.04 shall be in full force and effect;

(b) the Trust acting with respect to this Series 2 and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Trust Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Trust Preferred Security Beneficial Owners;

(c) to the extent that the provisions of this Section 9.04 conflict with any other provisions of this Declaration, the provisions of this Section 9.04 shall control; and

(d) the rights of the Trust Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

Section 9.05 Notices to Clearing Agency.

While the Trust Preferred Securities are in the form of Definitive Trust Preferred Security Certificates, all notices and communications to the Trust Preferred Security Holders shall be made at the respective addresses of the Holders set forth on the books and records of the Trust with respect to this Series

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2. If the Trust Preferred Securities are held as Global Certificates, whenever a notice or other communication to the Trust Preferred Security Holders is required under this Declaration, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Trust Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Trust Preferred Security Beneficial Owners.

Section 9.06 Appointment of Successor Clearing Agency.

If any Clearing Agency elects to discontinue its services as a securities depositary with respect to the Trust Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preferred Securities.

Section 9.07 Definitive Trust Preferred Security Certificates.

If:

(a) a Clearing Agency elects to discontinue its services as a securities depositary with respect to the Trust Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.06; or

(b) the Administrative Trustees elect after consultation with the Sponsor and subject to the procedures of the Clearing Agency to terminate the book entry system through the Clearing Agency with respect to the Trust Preferred Securities, then:

(c) Definitive Trust Preferred Security Certificates shall be prepared by the Administrative Trustees on behalf of the Trust acting with respect to this Series 2 with respect to such Trust Preferred Securities; and

(d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees and the Security Registrar shall cause Definitive Certificates to be delivered to Trust Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust with respect to this Series 2 nor the Security Registrar shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Trust Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or

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endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Trust Preferred Securities may be listed, or to conform to usage.

Section 9.08 Mutilated, Destroyed, Lost or Stolen Certificates.

If:

(a) any mutilated Certificates should be surrendered to the Security Registrar, or if the Security Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

(b) there shall be delivered to the Security Registrar such security or indemnity as may be required by them to keep each of them harmless,

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Administrative Trustee on behalf of the Trust with respect to this Series 2 shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.08, the Administrative Trustees and the Security Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

ARTICLE 10

LIMITATION OF LIABILITY OF HOLDERS OF

SECURITIES, TRUSTEES OR OTHERS

Section 10.01 Liability.

(a) Except as expressly set forth in this Declaration, the Guarantee Agreement and the terms of the Securities, the Sponsor shall not be:

(i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust with respect to this Series 2; and

(ii) required to pay to the Trust with respect to this Series 2 or to any Holder of Securities any deficit upon dissolution of the Trust with respect to this Series 2 or otherwise.

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(b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust with respect to this Series 2 (other than with respect to the Securities) to the extent not satisfied out of the assets of the Trust with respect to this Series 2.

(c) Pursuant to § 3803(a) of the Statutory Trust Act, the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 10.02 Exculpation.

(a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust with respect to this Series 2 or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust with respect to this Series 2 and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person’s gross negligence or willful misconduct with respect to such acts or omissions.

(b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust with respect to this Series 2 and upon such information, opinions, reports or statements presented to the Trust with respect to this Series 2 by any Person as to matters the Indemnified Person reasonably believes are within such other Person’s professional or expert competence and who, if selected by such Person, has been selected with reasonable care by such Person, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

Section 10.03 Fiduciary Duty.

(a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust with respect to this Series 2 or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust with respect to this Series 2 or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict or eliminate the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the

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Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

(b) Unless otherwise expressly provided herein:

(i) whenever a conflict of interest exists or arises between any Covered Persons; or

(ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust with respect to this Series 2 or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

(c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

(i) in its “discretion” or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust with respect to this Series 2 or any other Person; or

(ii) in its “good faith” or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

Section 10.04 Indemnification.

(a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust with respect to this Series 2) by reason of the

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fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust with respect to this Series 2, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust with respect to this Series 2, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust with respect to this Series 2 to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust with respect to this Series 2 and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust with respect to this Series 2 unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

(ii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.04(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(iii) Any indemnification under paragraphs (i) and (ii) of this Section 10.04(a) (unless ordered by a court) shall be made by the

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Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust with respect to this Series 2.

(iv) Expenses (including attorneys’ fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.04(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.04(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust with respect to this Series 2, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust with respect to this Series 2, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust with respect to this Series 2 or the Common or Trust Preferred Security Holders.

(v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.04(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Trust Preferred Security Holders of the Trust with

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respect to this Series 2 or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.04(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.04(a) is in effect. Any repeal or modification of this Section 10.04(a) shall not affect any rights or obligations then existing.

(vi) The Debenture Issuer may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.04(a).

(vii) For purposes of this Section 10.04(a), references to “the Trust with respect to this Series 2” shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.04(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

(viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.04(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

(b) The Debenture Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a “Fiduciary Indemnified Person”) for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, claim, damage or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its

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powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.04(b) shall survive the resignation or removal of the Institutional Trustee or the Delaware Trustee, as the case may be, and the termination of this Declaration. The Debenture Issuer agrees to pay the Institutional Trustee and the Delaware Trustee from time to time such compensation for all services rendered by the Institutional Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Debenture Issuer and the Institutional Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided therein or herein, to reimburse the Institutional Trustee and the Delaware Trustee upon its or their request for all reasonable expenses (including reasonable counsel fees and expenses), disbursements and advances incurred or made by the Institutional Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence, bad faith or willful misconduct. The provisions of this sentence shall survive the resignation or removal of the Delaware Trustee or the Institutional Trustee or the termination of this Declaration.

(c) When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

Section 10.05 Outside Businesses.

Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust with respect to this Series 2, and the Trust with respect to this Series 2 and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust with respect to this Series 2, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust acting with respect to this Series 2, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as

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depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

ARTICLE 11

ACCOUNTING; CERTAIN TAX MATTERS

Section 11.01 Fiscal Year.

The fiscal year (“Fiscal Year”) of the Trust with respect to this Series 2 shall be the calendar year, or such other year as is required by the Code.

Section 11.02 Certain Accounting Matters.

(a) At all times during the existence of this Series 2 of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust with respect to this Series 2. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust acting with respect to this Series 2 shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust with respect to this Series 2 shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

(b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, to the extent, if any, required by the Trust Indenture Act, within 90 days after the end of each Fiscal Year of this Series 2 of the Trust, annual financial statements of the Trust with respect to this Series 2, including a balance sheet of the Trust with respect to this Series 2 as of the end of such Fiscal Year, and the related statements of income or loss;

(c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of this Series 2 of the Trust.

(d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal

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income tax law, and any other tax returns required to be filed by the Trust with respect to this Series 2 with any taxing authority.

Section 11.03 Banking.

The Trust acting with respect to this Series 2 shall maintain one or more bank accounts in the name and for the sole benefit of the Trust with respect to this Series 2; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust with respect to this Series 2 shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

Section 11.04 Withholding.

The Trust acting with respect to this Series 2 and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust acting with respect to this Series 2 shall request, and the Holders shall provide to the Trust with respect to this Series 2, such forms or certificates as are necessary to establish an exemption from, or reduction in, withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust acting with respect to this Series 2 to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust acting with respect to this Series 2 is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust acting with respect to this Series 2 may reduce subsequent Distributions by the amount of such withholding.

Section 11.05 Tax Treatment.

The Trust and each beneficial owner of Securities, by acquiring such Securities, agrees, unless otherwise required by law, to treat, for all United States federal income tax purposes (i) each series of the Trust as a separate entity, (ii) Series 2 as a grantor trust, (iii) itself as owning an undivided beneficial interest in the Series 2 Debentures, (iv) the Series 2 Debentures as indebtedness of the Debenture Issuer, and (v) the stated interest on the Series 2 Debentures as

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ordinary interest income that is includible in such beneficial owner’s gross income at the time the interest is paid or accrued in accordance with such beneficial owner’s regular method of tax accounting.

ARTICLE 12

AMENDMENTS AND MEETINGS

Section 12.01 Amendments.

(a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended only by a written instrument approved and executed by:

(i) the Administrative Trustees (or, if there are more than two Administrative Trustees a majority of the Administrative Trustees);

(ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

(iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

(b) No amendment of the Declaration shall be made, and any such purported amendment shall be void and ineffective:

(i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers’ Certificate from each of the Trust acting with respect to this Series 2 and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

(ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

(A) an Officers’ Certificate from each of the Trust acting with respect to this Series 2 and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

(B) an opinion of counsel (who may be counsel to the Sponsor or the Trust with respect to this Series 2) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

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(iii) to the extent the result of such amendment would be to:

(A) (x) cause the Trust or Series 2 (as applicable) to be classified (a) as other than either a grantor trust or a partnership or (b) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (y) materially reduce the likelihood of the Trust or Series 2 (as applicable) being classified as a grantor trust for United States federal income tax purposes;

(B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

(C) cause the Trust or this Series 2 to be deemed to be an Investment Company required to be registered under the Investment Company Act.

(c) Any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

(d) Section 9.01(c) and this Section 12.01 shall not be amended without the consent of all of the Holders of the Securities.

(e) Article 5 shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

(f) The rights of the Holders of the Common Securities under Article 5 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

(g) Subject to Section 12.01(c), this Declaration may be amended without the consent of the Holders of the Securities to:

(i) cure any ambiguity or manifest error;

(ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

(iii) add to the covenants, restrictions or obligations of the Sponsor;

(iv) to conform to any change in Rule 3a-7 or written change in interpretation or application of Rule 3a-7 by any legislative body, court,

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government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders;

(v) to modify, eliminate and add to any provision of the Declaration to such extent as may be reasonably necessary to effectuate any of the foregoing or to otherwise comply with applicable law; and

(vi) modify, eliminate or add to any provisions of this Declaration to the extent necessary or prudent to (x) ensure that the Trust or Series 2 (as applicable) will be classified, for United States federal income tax purposes, as either a grantor trust or a partnership, and not as an entity taxable as a corporation, or (y) increase the likelihood of the Trust or Series 2 (as applicable) being classified as a grantor trust for United States federal income tax purposes.

(g) Any amendment to the Base Declaration must be made in accordance with the provisions of this Series 2 and the provisions of each other Series affected by such amendment.

Section 12.02 Meetings of the Holders of Securities; Action by Written Consent.

(a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of Securities representing at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

(b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

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(i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust acting with respect to this Series 2 within the time specified by the Administrative Trustees;

(ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust with respect to this Series 2 were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

(iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

(iv) unless the Statutory Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust Preferred Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of

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a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

ARTICLE 13

REPRESENTATIONS OF INSTITUTIONAL TRUSTEE

Section 13.01 Representations and Warranties of Institutional Trustee.

The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust with respect to this Series 2 and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust with respect to this Series 2 and the Sponsor at the time of the Successor Institutional Trustee’s acceptance of its appointment as Institutional Trustee that:

(a) the Institutional Trustee is a banking corporation or association with trust powers, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

(b) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

(c) the execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Institutional Trustee; and

(d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of this Declaration.

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Section 13.02 [Reserved]

ARTICLE 14

MISCELLANEOUS

Section 14.01 Notices.

Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices shall be delivered, telecopied or sent by a recognized next day courier service, as set forth below, or pursuant to such other instructions as may be designated by the Trust with respect to this Series 2, the Trustees or the Holders:

(a) if given to the Trust with respect to this Series 2, in care of the Administrative Trustees at the mailing address set forth below for the Trust acting with respect to Series 2 (or such other address as the Trust may give notice of to the Holders of the Securities and the Institutional Trustee):

GMAC Capital Trust I

c/o Ally Financial Inc.

200 Renaissance Center

P.O. Box 200

Detroit, Michigan 48265-2000

Attention: General Counsel

(b) if given to the Institutional Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities and the Sponsor):

The Bank of New York Mellon

101 Barclay Street-8W

New York, New York 10286

Attention: Corporate Trust Administration

(c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust with respect to this Series 2 and the Institutional Trustee):

Ally Financial Inc.

200 Renaissance Center

P.O. Box 200

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Detroit, Michigan 48265-2000

Attention: General Counsel

(d) if given to any other Holder, at the address set forth on the books and records of the Trust with respect to this Series 2.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 14.02 Governing Law; Waiver of Trial by Jury

THIS DECLARATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PREFORMED ENTIRELY WITHIN SUCH STATE. EACH OF THE PARTIES HERETO AGREES (A) TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE UNITED STATES COURT OF FEDERAL CLAIMS FOR ANY AND ALL CIVIL ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING OF THIS DECLARATION OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, AND (B) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW THAT NOTICE MAY BE SERVED UPON THE TRUST, THE TRUSTEES AND THE HOLDERS AT THE ADDRESSES AND IN THE MANNER SET FORTH IN SECTION 14.01 AND, IF APPLICABLE, TO CERTAIN HOLDERS IN ACCORDANCE WITH FEDERAL LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY CIVIL LEGAL ACTION OR PROCEEDING RELATING TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 14.03 Intention of the Parties.

It is the intention of the parties hereto that this Series 2 be classified for United States federal income tax purposes as a domestic grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

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Section 14.04 Headings.

Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

Section 14.05 Successors and Assigns.

Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

Section 14.06 Partial Enforceability.

If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

Section 14.07 Counterparts.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of this Indenture by facsimile or electronic (including PDF) transmission shall be effective as delivery of a manually executed counterpart thereof.

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IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

By:	/s/ Alison M. Summerville
Name:	Alison M. Summerville
Title:	Administrative Trustee

By:	/s/ Matthew M. Brennan
Name:	Matthew M. Brennan
Title:	Administrative Trustee

THE BANK OF NEW YORK MELLON, as Institutional Trustee

By:	/s/ Sherma Thomas
Name:	Sherma Thomas
Title:	Senior Associate

Ally Financial Inc., as Sponsor

By:	/s/ Cathy L. Quenneville
Name:	Cathy L. Quenneville
Title:	Secretary

[Series 2 Supplement to the Second Amended and Restated Declaration of Trust Signature Page]

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ANNEX I

TERMS OF

8.125% FIXED RATE/FLOATING RATE PREFERRED SECURITIES

SERIES 2

8.125% FIXED RATE/FLOATING RATE COMMON SECURITIES

SERIES 2

Pursuant to Section 7.01 of the Series 2 Supplement (as amended from time to time, the “Series 2 Supplement”) to the Second Amended and Restated Declaration of Trust, dated as of March 1, 2011 (as amended from time to time, the “Base Declaration” and together with the Series 2 Supplement, the “Declaration”), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

1. Designation and Number.

(a) Trust Preferred Securities. ONE HUNDRED SIX MILLION SIX HUNDRED EIGHTY THOUSAND (106,680,000) Trust Preferred Securities of the Trust with respect to this Series 2 with an aggregate liquidation amount with respect to the assets of the Trust with respect to this Series 2 of TWO BILLION SIX HUNDRED SIXTY SEVEN MILLION DOLLARS ($2,667,000,000), and a liquidation amount with respect to the assets of the Trust with respect to this Series 2 of $25 per security, are hereby designated for the purposes of identification only as “8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2” (the “Trust Preferred Securities”). The Trust Preferred Security Certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Trust Preferred Securities are listed.

(b) Common Securities. THREE MILLION TWO HUNDRED THOUSAND FOUR HUNDRED (3,200,400) Common Securities of the Trust with respect to this Series 2 with an aggregate liquidation amount with respect to the assets of the Trust with respect to this Series 2 of EIGHTY MILLION TEN THOUSAND DOLLARS ($80,010,000), and a liquidation amount with respect to the assets of the Trust with respect to this Series 2 of $25 per common security, are hereby designated for the purposes of identification only as “8.125% Fixed Rate/Floating Rate Common Securities, Series 2” (the “Common Securities”). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2. Distributions.

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(a) Distributions will be cumulative and will be payable on each Security until redemption (i) from March 1, 2011 to but excluding February 15, 2016, at an annual rate of 8.125% payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2011, and (ii) from and including February 15, 2016 to but excluding February 15, 2040, at an annual rate equal to three-month LIBOR plus 5.785% payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning May 15, 2016 (the “Coupon Rates”), these rates being the rates payable on the Debentures to be held by the Institutional Trustee. The amount of Distributions payable (w) from March 1, 2011 to but excluding February 15, 2016 shall be computed for any full quarterly Distribution period on the basis of a 360-day year consisting of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in a partial month in such period and (x) from and including February 15, 2016 to but excluding February 15, 2040 shall be computed on the basis of a 360-day year and the actual number of days elapsed. Distributions in arrears beyond the first date such Distributions are payable (or would be payable, if not for any Extension Period (as defined below) or default by the Debenture Issuer on the Debentures) will bear interest thereon, compounded quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2011, at the applicable Coupon Rate and without regard for any Extension Period (to the extent permitted by applicable law). The term “Distributions” as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor.

(b) When, as and if available for payment, Distributions will be made by the Institutional Trustee, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an “Extension Period”), during which Extension Period no interest shall be due and payable on the Debentures, provided, that no Extension Period may extend beyond the date of maturity of the Debentures. As a consequence of the Debenture Issuer’s extension of the interest payment period, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate to the extent and in the amount that interest accrues and compounds on the underlying Debentures. In the event that the Debenture Issuer exercises its right to extend the interest payment period, then (a) the Debenture Issuer and any subsidiary of the Debenture Issuer (other than a subsidiary of the Debenture Issuer that is a depository institution or a subsidiary thereof) shall not declare or pay any dividend on, make any distributions with

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respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Debenture Issuer’s capital stock or make any guarantee payment with respect thereto (other than (i) redemptions, purchases or other acquisitions of shares of capital stock of the Debenture Issuer in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice, (ii) the acquisition by the Debenture Issuer or any of its subsidiaries of record ownership in capital stock of the Debenture Issuer for the beneficial ownership of any other persons (other than the Debenture Issuer or any of its subsidiaries), including trustees or custodians, (iii) as a result of an exchange or conversion of any class or series of the Debenture Issuer’s capital stock for any other class or series of the Debenture Issuer’s capital stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to or on December 30, 2009 or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for capital stock of the Debenture Issuer, (iv) distributions by or among any wholly-owned subsidiary of the Debenture Issuer, (v) redemptions of securities held by the Debenture Issuer or any wholly-owned subsidiary of the Debenture Issuer, and (vi) unpaid tax distributions to holders of membership interests of GMAC LLC pursuant to Section 4(b) of GMAC LLC’s Plan of Conversion, dated June 30, 2009), and (b) the Debenture Issuer and any subsidiary of the Debenture Issuer (other than a subsidiary of the Debenture Issuer that is a depository institution, or a subsidiary thereof) shall not make any payment of interest on or principal of (or premium, if any, on), or repay, repurchase or redeem, any debt securities or guarantees issued by the Debenture Issuer which rank pari passu with or junior to the Debentures (“Junior Subordinated Indebtedness”) (other than (i) redemptions, purchases or other acquisitions of Junior Subordinated Indebtedness in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice, (ii) the acquisition by the Debenture Issuer or any of its subsidiaries of record ownership in Junior Subordinated Indebtedness for the beneficial ownership of any other persons (other than the Debenture Issuer or any of its subsidiaries), including trustees or custodians, (iii) as a result of an exchange or conversion of any class or series of Junior Subordinated Indebtedness for any other class or series of Junior Subordinated Indebtedness, (iv) redemptions of securities held by the Debenture Issuer or any wholly-owned subsidiary of the Debenture Issuer and (v) any payment of interest on Junior Subordinated Indebtedness paid pro rata with interest paid on the Debentures such that the respective amounts of such payments made shall bear the same ratio to each other as all accrued but unpaid interest per like-amount of Debentures and all Junior Subordinated Indebtedness bear to each other). The restrictions in the foregoing clauses (a) and (b) will not apply to (i) any stock dividends paid by the Debenture Issuer where the dividend stock is the same stock as that on which the dividend is being paid or (ii) dividends or distributions by or other transactions solely among the Debenture Issuer and any wholly-owned subsidiary of the Debenture Issuer or solely among wholly-owned subsidiaries of the Debenture Issuer. For the

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avoidance of doubt, the Trust with respect to this Series 2 shall have the right to make partial Distributions during an Extension Period if a corresponding payment of interest is made on the Debentures. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period, together with all such other extensions thereof, shall not exceed 20 consecutive quarters; provided further, that no Extension Period may extend beyond the maturity of the Debentures. Payments of deferred Distributions and accrued interest thereon will be payable to Holders as they appear on the books and records of the Trust with respect to this Series 2 on the record date immediately preceding the end of the Extension Period. At the termination of any Extension Period and upon the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. The Administrative Trustees will give notice to each Holder of any Extension Period upon their receipt of notice thereof from the Debenture Issuer.

(c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust with respect to this Series 2 at the close of business on the relevant record dates. While the Trust Preferred Securities are in definitive, fully-registered form, subject to the rules of any securities exchange on which the Trust Preferred Securities are listed, the relevant record dates shall be 15 days prior to the relevant payment dates or such other record date fixed by the Administrative Trustee that is not more than 60 nor less than 10 days prior to such relevant payment dates (each a “Distribution Record Date”), which payment dates shall correspond to the interest payment dates on the Debentures. If the Trust Preferred Securities shall be in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Trust Preferred Securities will be made in accordance with the procedures of The Depository Trust Company (“DTC”). The relevant record dates for the Common Securities shall be the same record date as for the Trust Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities on or before February 15, 2016 is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). If any date on which Distributions are payable on the Securities after February 15,

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2016 is not a Business Day, then payment of the Distribution payable on such date shall be made or be made available for payment on the next succeeding day that is a Business Day and interest will accrue to but excluding the date interest is paid. However, if such Business Day is in the next succeeding calendar month, such payment shall be made on, and interest will accrue to but excluding, the immediately preceding Business Day.

(d) In the event that there is any money or other property held by or for the Trust with respect to this Series 2 that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3. Liquidation Distribution upon Dissolution.

(a) In the event of any voluntary or involuntary dissolution, of the Trust or this Series 2, the Holders of the Securities will be entitled to receive out of the assets of the Trust with respect to this Series 2 available for distribution to Holders of Securities after satisfaction of claims and obligations of the Trust with respect to this Series 2 pursuant to applicable law, distributions in an amount equal to the aggregate of the stated liquidation amount per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”), unless, in connection with the winding-up, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount, with an interest rate equal to the Coupon Rate, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Securities outstanding at such time, have been distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities. Prior to any such Liquidation Distribution, the Debenture Issuer will obtain any required regulatory approval.

(b) If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust with respect to this Series 2 has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust with respect to this Series 2 on the Securities shall be paid on a Pro Rata basis.

4. Redemption and Distribution.

(a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Special Event as described below), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price equal to the liquidation amount per Security plus an amount equal to accrued and unpaid

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Distributions thereon at the date of the redemption, payable in cash (the “Redemption Price”). Holders shall be given not less than 30 nor more than 60 days’ notice of such redemption. Prior to any such redemption, the Debenture Issuer will obtain any required regulatory approval.

(b) If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Trust Preferred Securities to be redeemed will be as described in Section 4(g)(ii) below.

(c) Subject to obtaining any required regulatory approval, the Debenture Issuer may redeem the Debentures, in whole or in part, at any time on or after February 15, 2016 at the Redemption Price.

(d) Subject to obtaining any required regulatory approval, if, at any time, a Tax Event or an Investment Company Event (each as defined below, and each a “Special Event”) shall occur and be continuing, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days’ notice, to redeem the Debentures, in whole or in part, for cash within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust with respect to this Series 2 at the Redemption Price on a Pro Rata basis; provided, however, that if at the time there is available to the Debenture Issuer or the Trust with respect to this Series 2 the opportunity to eliminate, within such 90-day period, the Special Event by taking some Ministerial Action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on the Trust with respect to this Series 2 (a “Ministerial Action”), the Debenture Issuer or the holders of the Trust Preferred Securities or the Debentures, then the Debenture Issuer or the Trust acting with respect to this Series 2 will pursue such measure in lieu of redemption.

“Tax Event” means that the Administrative Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a “Tax Event Opinion”) to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in the laws (or any regulations thereunder), of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation or the publication of any judicial decision or regulatory determination or administrative pronouncement on or after December 30, 2009), in either case after December 30, 2009 there is more than an insubstantial risk that (i) Series 2 of the Trust would be subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) Series 2 of the Trust would be subject to more than a de minimis amount of

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other taxes, duties or other governmental charges, or (iii) interest payable to Series 2 of the Trust on the Debentures would not be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

“Investment Company Event” means that the Administrative Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the “Investment Company Act” to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a “Change in 1940 Act Law”), there is a more than an insubstantial risk that the Trust or this Series 2 is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after December 30, 2009.

On and from the date fixed by the Administrative Trustees for any distribution of the Debentures and dissolution of the Trust with respect to this Series 2: (i) the Securities will no longer be deemed to be outstanding, (ii) if any Global Securities have been issued, DTC or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Trust Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Trust Preferred Securities held by DTC or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

(e) The Trust acting with respect to this Series 2 may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

(f) [Reserved]

(g) Redemption or Distribution procedures will be as follows:

(i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a “Redemption/Distribution Notice”) will be given by the Trust with respect to this Series 2 by mail to the Institutional Trustee and the Delaware Trustee and to each Holder of the Securities to be redeemed or exchanged not fewer than 30 nor more

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than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(g)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the Holders of the Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of the Securities at the address of each such Holder appearing in the books and records of the Trust with respect to this Series 2. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

(ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Trust Preferred Securities, it being understood that, in respect of Trust Preferred Securities registered in the name of and held of record by DTC or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

(iii) If Securities are to be redeemed and the Trust acting with respect to this Series 2 gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Trust Preferred Securities are in book-entry only form, with respect to the Trust Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided, that the Debenture Issuer has paid to the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with DTC or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Trust Preferred Securities and will give DTC (or any successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Trust Preferred Securities, and (B) with respect to Trust Preferred Securities issued in definitive form and Common Securities, provided, that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust with respect to this Series 2 on the

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redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of the Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Administrative Trustees nor the Trust with respect to this Series 2 shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

(iv) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust with respect to this Series 2 to (A) in respect of the Trust Preferred Securities, DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Trust Preferred Security Certificates have been issued, to the Holder thereof and (B) in respect of the Common Securities, to the Holder thereof.

(v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or its affiliates may at any time and from time to time purchase outstanding Trust Preferred Securities by tender, in the open market or by private agreement.

5. Voting Rights — Trust Preferred Securities.

(a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Trust Preferred Securities will have no voting rights.

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(b) (1) Subject to the requirements set forth in this paragraph, the Holders of a Majority in aggregate liquidation amount of the Trust Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past Default (as defined in the Indenture) that is waivable under Section 5.06 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a “Super Majority”), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Trust Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall have the right to refrain from following any such direction that violates the Declaration or conflicts with any applicable rule of law or would involve it in personal liability against which indemnity would, in the opinion of the Institutional Trustee, not be adequate, and the Institutional Trustee may take any other action deemed proper by it that is not inconsistent with such direction. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy available to the Institutional Trustee, the Institutional Trustee, as holder of the Debentures, shall not take any of the actions described in clause (i), (ii), (iii) or (iv) above unless the Institutional Trustee has obtained an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect such action will not (x) cause the Trust or Series 2 (as applicable) to be classified (a) as other than either a grantor trust or a partnership or (b) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (y) materially reduce the likelihood of the Trust or Series 2 (as applicable) being classified as a grantor trust for United States federal income tax purposes. To the fullest extent permitted by law, if the Institutional Trustee fails to enforce its rights under the Debentures, any Holder of Trust Preferred Securities may directly institute a legal proceeding against the Debenture Issuer to enforce the Institutional Trustee’s rights under the Debentures without first instituting a legal proceeding against the Institutional Trustee or any other Person or entity. If a Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the

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Debenture Issuer to pay interest or principal (or premium, if any) on the Debentures on the date such interest or principal (or premium, if any) is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Trust Preferred Securities may also directly institute a proceeding for enforcement of payment to such holder (a “Direct Action”) of the principal of or interest (or premium, if any) on the Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such holder on or after the respective due date specified or provided for in the Debentures without first (i) directing the Institutional Trustee to enforce the terms of the Debentures or (ii) instituting a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee’s rights under the Debentures. Except as provided in the preceding sentence, the Holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. In connection with such Direct Action, the Debenture Issuer will be subrogated to the rights of such Holder of Trust Preferred Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such holder of Trust Preferred Securities in such Direct Action.

(2) Any required approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of Holders of Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

(3) No vote or consent of the Holders of the Trust Preferred Securities will be required for the Trust with respect to this Series 2 to redeem and cancel Trust Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

(4) Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding to the extent required by Section 316(a) of the Trust Indenture Act.

(5) Voting and consensual rights available to or in favor of Holders or Trust Preferred Security Beneficial Owners under this Trust Agreement may, to

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the extent permitted by applicable rule or law, be exercised only by a United States Person that is a beneficial owner of a Trust Preferred Security or by a United States Person acting as irrevocable agent with discretionary powers for the beneficial owner of a Trust Preferred Security that is not a United States Person. Beneficial owners of Trust Preferred Securities that are not United States Persons must, to the extent permitted by applicable rule or law, irrevocably appoint a United States Person with discretionary powers to act as their agent with respect to such voting and consensual rights.

6. Voting Rights — Common Securities.

(a) Except as provided under Sections 6(b), (c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

(b) The Holders of the Common Securities are entitled, in accordance with and subject to Article 5 of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

(c) Subject to Section 2.06 of the Declaration and only after the Default with respect to the Trust Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past Default (as defined in the Indenture) that is waivable under Section 5.06 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of the Debentures affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall have the right to refrain from following any such direction that violates the Declaration or conflicts with any applicable rule of law or would involve it in personal liability against which indemnity would, in the opinion of the Institutional Trustee, not be adequate, and the Institutional Trustee may take any other action deemed proper by it that is not inconsistent with such direction. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote

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of the Holders of the Trust Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized tax counsel experienced in such matters to the effect that such action will not (i) cause the Trust or Series 2 (as applicable) to be classified (x) as other than either a grantor trust or a partnership or (y) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (ii) materially reduce the likelihood of the Trust or Series 2 (as applicable) being classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee’s rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

(d) Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust with respect to this Series 2 or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

(e) No vote or consent of the Holders of the Common Securities will be required for the Trust acting with respect to this Series 2 to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

7. Amendments to Declaration and Indenture.

(a) In addition to any requirements under Section 12.01 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust with respect to this Series 2, other than as described in Section 8.01 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but

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not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Trust Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

(b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting or consenting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of nationally recognized tax counsel experienced in such matters to the effect that such action will not (i) cause the Trust or Series 2 (as applicable) to be classified (x) as other than either a grantor trust or a partnership or (y) as an entity taxable as a corporation, in either case, for United States federal income tax purposes, or (ii) materially reduce the likelihood of the Trust or Series 2 (as applicable) being classified as a grantor trust for United States federal income tax purposes.

8. Pro Rata.

A reference in these terms of the Securities to any payment, distribution or treatment as being “Pro Rata” shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, a Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Trust Preferred Securities pro rata according to the aggregate liquidation amount of Trust Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Trust Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common

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Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

9. Ranking.

The Trust Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where a Default (as defined in the Indenture) occurs and is continuing under the Indenture in respect of the Debentures held by the Institutional Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Trust Preferred Securities.

10. Listing.

The Trust Preferred Securities will not initially be listed on any exchange. In the event that the Holder of the Common Securities determines to list the Trust Preferred Securities on an exchange, the Administrative Trustees shall use their best efforts to cause the Trust Preferred Securities to be so listed.

11. Acceptance of Securities Guarantee and Indenture.

Each Holder of Trust Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Guarantee Agreement, including the subordination provisions therein and to the provisions of the Indenture.

12. No Preemptive Rights.

The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

13. Miscellaneous.

These terms constitute a part of the Declaration.

The Sponsor will provide a copy of the Declaration or the Guarantee Agreement, and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

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EXHIBIT A-1

FORM OF TRUST PREFERRED SECURITY CERTIFICATE

SERIES 2

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

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IF THE DEBENTURES ARE ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR PURPOSES OF SECTIONS 1272, 1273, AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, ALLY FINANCIAL INC. (THE “COMPANY”) WILL, BEGINNING NO LATER THAN TEN (10) DAYS AFTER THE ISSUE DATE, PROMPTLY PROVIDE TO HOLDERS OF SECURITIES, UPON WRITTEN REQUEST, THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE, AND THE YIELD TO MATURITY WITH RESPECT TO THE DEBENTURES. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE COMPANY AT ALLY FINANCIAL INC., 200 RENAISSANCE CENTER, P.O. BOX 200, DETROIT, MICHIGAN 48265-2000, ATTENTION: CHIEF FINANCIAL OFFICER.

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Certificate Number	Number of Trust Preferred Securities

CUSIP NO. [—]

Certificate Evidencing Trust Preferred Securities

of

GMAC Capital Trust I

8.125% Fixed Rate/Floating Rate Trust Preferred Securities

Series 2

(Liquidation Amount $25 per Trust Preferred Security)

GMAC Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that                      (the “Holder”) is the registered owner of                      (    ) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust with respect to Series 2 designated the 8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2 (the “Trust Preferred Securities”). The Trust Preferred Securities are transferable on the books and records of the Trust with respect to Series 2, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities are set forth in, and this certificate and the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to, the provisions of the Second Amended and Restated Declaration of Trust of the Trust dated as of March 1, 2011, as the same may be amended from time to time, together with the Series 2 Supplement thereto (the “Declaration”), including the designation of the terms of the Trust Preferred Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Guarantee Agreement and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

The Holder of this certificate, by accepting this certificate, is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) and (ii) agreed to the terms of the Guarantee Agreement, including that the Guarantee Agreement is (A) subordinate and junior in right of payment to all other liabilities of Ally, (B) pari passu with the most senior preferred or preference stock now or hereafter issued by Ally and

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with any guarantee now or hereafter issued by Ally with respect to preferred or preference stock of Ally’s affiliates and (C) senior to Ally’s common stock.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

By acceptance, the Holder, and by acquiring an interest herein, each beneficial owner of a Trust Preferred Security, agrees, unless otherwise required by law, to treat, for United States federal income tax purposes, (i) each series of the Trust as a separate entity, (ii) Series 2 as a grantor trust, (iii) itself as owning an undivided beneficial interest in the Series 2 Debentures, (iv) the Series 2 Debentures as indebtedness of the Debenture Issuer, and (v) the stated interest on the Series 2 Debentures as ordinary interest income that is includible in such beneficial owner’s gross income at the time the interest is paid or accrued in accordance with such beneficial owner’s regular method of tax accounting.

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IN WITNESS WHEREOF, the Trust has executed this certificate this      day of                 ,     .

GMAC Capital Trust I

Name:
Title:	Administrative Trustee

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Trust Preferred Security Certificate on the books of the Trust for Series 2. The agent may substitute another to act for him or her.

Date:
Signature:

(Sign exactly as your name appears on the other side of this Trust Preferred

Security Certificate)

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EXHIBIT A-2

FORM OF COMMON SECURITY CERTIFICATE

TRANSFER OF THIS CERTIFICATE

IS SUBJECT TO THE CONDITIONS

SET FORTH IN THE DECLARATION

REFERRED TO BELOW

Certificate Number	Number of Common Securities

Certificate Evidencing Common Securities

of

GMAC Capital Trust I

8.125% Fixed Rate/Floating Rate Common Securities

Series 2

(Liquidation Amount $25 per Common Security)

GMAC Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that Ally Financial Inc., a Delaware corporation (the “Holder”), is the registered owner of                      (                    ) common securities of the Trust with respect to Series 2 representing undivided beneficial interests in the assets of the Trust held with respect to Series 2, the payments received therefrom and the profits and losses derived therefrom, designated the 8.125% Fixed Rate/Floating Rate Common Securities, Series 2 (the “Common Securities”). The Common Securities are transferable on the books and records of the Trust with respect to Series 2, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below), including, without limitation, Section 9.01 thereof. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Second Amended and Restated Declaration of Trust of the Trust dated as of March 1, 2011, as the same may be amended from time to time, together with the Series 2 Supplement thereto (the “Declaration”), including the designation of the terms of the Common Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

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Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

The Holder of this certificate, by accepting this certificate, is deemed to have agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture.

By acceptance, the Holder, and by acquiring an interest herein, each beneficial owner of a Common Security, agrees, unless otherwise required by law, to treat, for United States federal income tax purposes (i) each series of the Trust as a separate entity, (ii) Series 2 as a grantor trust, (iii) itself as owning an undivided beneficial interest in the Series 2 Debentures, (iv) the Series 2 Debentures as indebtedness of the Debenture Issuer, and (v) the stated interest on the Series 2 Debentures as ordinary interest income that is includible in such beneficial owner’s gross income at the time the interest is paid or accrued in accordance with such beneficial owner’s regular method of tax accounting.

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IN WITNESS WHEREOF, the Trust has executed this certificate this      day of                     ,     .

GMAC Capital Trust I

Name:
Title:	Administrative Trustee

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Common Security Certificate on the books of the Trust for Series 2. The agent may substitute another to act for him or her.

Date:
Signature:

(Sign exactly as your name appears on the other side of this Common Security

Certificate)

SS2-A2-4

EXHIBIT B

SPECIMEN OF DEBENTURE

IF THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”), FOR PURPOSES OF SECTIONS 1272, 1273, AND 1275 OF THE CODE, ALLY FINANCIAL INC. (THE “COMPANY”) WILL, BEGINNING NO LATER THAN TEN (10) DAYS AFTER THE ISSUE DATE, PROMPTLY PROVIDE TO HOLDERS OF SECURITIES, UPON WRITTEN REQUEST,

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THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE AND THE YIELD TO MATURITY WITH RESPECT TO THE SECURITIES. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE COMPANY AT ALLY FINANCIAL INC., 200 RENAISSANCE CENTER, P.O. BOX 200, DETROIT, MICHIGAN 48265-2000, ATTENTION: CHIEF FINANCIAL OFFICER.

No. 1

$[            ]

ALLY FINANCIAL INC.

8.125% FIXED RATE/FLOATING RATE JUNIOR SUBORDINATED

DEFERRABLE INTEREST DEBENTURES

DUE FEBRUARY 15, 2040

ALLY FINANCIAL INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the indenture dated as of December 30, 2009 as amended and restated on March 1, 2011, between the Company and The Bank of New York Mellon, as trustee), for value received, hereby promises to pay to The Bank of New York Mellon, as Institutional Trustee of GMAC Capital Trust I (the “Trust”) with respect to Series 2 thereof (“Series 2 of the Trust”), pursuant to that certain Second Amended and Restated Declaration of Trust and Series 2 Supplement thereto, each dated as of March 1, 2011 (the “Declaration”), or registered assigns, the principal sum of [            ] ($[            ]) on February 15, 2040, and to pay interest on said principal sum (i) from and including March 1, 2011 to but excluding February 15, 2016, at an annual rate of 8.125% payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2011, and (ii) from and including February 15, 2016 to but excluding February 15, 2040, at an annual rate equal to three-month LIBOR (as defined in the Declaration) plus 5.785% payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning May 15, 2016 (the “Coupon Rate”), until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the applicable Coupon Rate per annum compounded quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2011, at the applicable Coupon Rate and without regard for any Extended Interest Payment Period (as defined below) (to the extent permitted by applicable law). The amount of interest payable shall be computed on the basis of (i) a 360-day year consisting of twelve 30-day months with respect to any interest payment period ending on or before February 15, 2016 and will include the first day but exclude the last day of such period, and (ii) a 360-day year and the actual number of days elapsed with respect to any

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interest payment period after February 15, 2016 and will include the first day of such period but exclude the date of maturity. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed with respect to any interest payment period ending on or before February 15, 2016, will be computed on the basis of the actual number of days elapsed in a partial month in such period. If the date for payment of any interest on or before February 15, 2016 is not a Business Day, then payment of interest payable on such date shall be made or be made available for payment on the next succeeding day that is a Business Day, and without any interest or other payment in respect of any such delay. If any interest payment date after February 15, 2016 is not a Business Day, then payment of interest payable on such date shall be made or be made available for payment on the next succeeding day that is a Business Day and interest will accrue to but excluding the date interest is paid. However, if such Business Day is in the next succeeding calendar month, such payment shall be made on, and interest will accrue to but excluding, the immediately preceding Business Day. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be (a) while this Security is held by the Institutional Trustee of Series 2 of the Trust or is represented by a Global Security, the close of business on the Business Day next preceding such Interest Payment Date, or (b) if pursuant to the provisions of the Indenture this Security is not in book-entry form, 15 days prior to such Interest Payment Date or such other record date fixed by the Administrative Trustee that is not more than 60 nor less than 10 days prior to such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of this Security is the Institutional Trustee of a

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series of a GMAC Trust, the payment of the principal of (and premium, if any) and interest on this Security will be made at such place and to such account as may be designated by such Institutional Trustee.

This Security is not a deposit or savings account. This Security is not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by, such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness of the Company, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated:                      , 2011

ALLY FINANCIAL INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

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(REVERSE OF SECURITY)

ALLY FINANCIAL INC.

8.125% FIXED RATE/FLOATING RATE JUNIOR SUBORDINATED

DEFERRABLE INTEREST DEBENTURES

DUE FEBRUARY 15, 2040

This Security is one of a duly authorized issue of securities of the Company (herein sometimes referred to as the “Securities”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an indenture dated as of December 30, 2009 as amended and restated on March 1, 2011 (the “Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is limited in aggregate principal amount to $[            ].

The Company shall have the right to redeem this Security (i) at the option of the Company, in whole or in part, at any time on or after February 15, 2016 (an “Optional Redemption”), or (ii) any time in certain circumstances upon the occurrence of a Tax Event or an Investment Company Event (as defined below, each, a “Special Event”) at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest to the date of such redemption (the “Optional Redemption Price”). Any redemption pursuant to this paragraph will be made at the Optional Redemption Price upon not less than 30 days nor more than 60 days notice, and with respect to a redemption upon a Special Event, within 90 days following the occurrence of such Special Event; provided, however, that if at the time there is available to the Company or Series 2 of the Trust the opportunity to eliminate, within such 90 day period, the Special Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on Series 2 of the Trust, the Company or the holders of the Trust Preferred Securities or the Securities, then the Company or Series 2 of the Trust will pursue such measure in lieu of redemption. If the Securities of this series are only partially redeemed by the Company pursuant to an Optional Redemption, such Securities will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if, at the time of redemption, the Securities of this series are registered as a Global Security, the Depositary (as defined herein) shall determine the principal amount of such Securities held by each Security Beneficial Owner to be redeemed in accordance with its procedures.

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“Tax Event” means that the Administrative Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a “Tax Event Opinion”) to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder), of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination or administrative pronouncement on or after December 30, 2009), in either case after December 30, 2009 there is more than an insubstantial risk that (i) Series 2 of the Trust would be subject to United States federal income tax with respect to interest accrued or received on the Securities of this series, (ii) Series 2 of the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable to Series 2 of the Trust on the Securities of this series would not be deductible, in whole or in part, by the Company for United States federal income tax purposes.

“Investment Company Event” means that the Administrative Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a “Change in 1940 Act Law”), there is a more than an insubstantial risk that Series 2 of the Trust (or the Trust) is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after December 30, 2009.

Any redemption of the Securities of this series, in whole or in part, prior to the stated maturity date is subject to the prior concurrence approval of the Federal Reserve or the staff thereof, (i) if such concurrence or approval is then required in order for securities such as the Securities of this series to qualify as tier 1 capital of a bank holding company under applicable capital adequacy guidelines, regulations, policies, or published interpretations of the Federal Reserve, or (ii) if the Federal Reserve or its staff has informed the Company that it must obtain such approval before redeeming the Securities.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In case an Event of Default, as defined in the Indenture, with respect to the Securities of this series shall have occurred and be continuing, the principal of all

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the Securities of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time Outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of such series under the Indenture; provided, however, that no such supplemental indenture shall modify certain provisions of the Indenture, as set forth in the Indenture, without the consent of the Holders of each Security then outstanding and affected thereby including, without limitation, to: (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of the Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series. Any such consent or waiver by the registered Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security. In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or hereunder, Securities owned by the U.S. Government shall not be deemed to be Securities owned by an Affiliate of the Company.

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No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

So long as no Event of Default, as defined in the Indenture, shall have occurred and be continuing, the Company shall have the right at any time during the term of the Securities of this series and from time to time to extend the interest payment period of such Securities for up to 20 consecutive quarters (an “Extended Interest Payment Period”), at the end of which period the Company shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Securities of this series to the extent that payment of such interest is enforceable under applicable law); provided, that no such Extended Interest Payment Period shall extend beyond the maturity of such Securities; and provided further that during any such Extended Interest Payment Period (a) the Company and any subsidiary of the Company (other than a subsidiary of the Company that is a depository institution, or a subsidiary thereof) shall not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company’s capital stock or make any guarantee payment with respect thereto (other than (i) redemptions, purchases or other acquisitions of shares of capital stock of the Company in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice, (ii) the acquisition by the Company or any of its subsidiaries of record ownership in capital stock of the Company for the beneficial ownership of any other persons (other than the Company or any of its subsidiaries), including trustees or custodians, (iii) as a result of an exchange or conversion of any class or series of the Company’s capital stock for any other class or series of the Company’s capital stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to or on December 30, 2009 or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for capital stock of the Company, (iv) distributions by or among any wholly-owned subsidiary of the Company, (v) redemptions of securities held by the Company or any wholly-owned subsidiary of the Company, and (vi) unpaid tax distributions to holders of membership interests of GMAC LLC pursuant to Section 4(b) of GMAC LLC’s Plan of Conversion, dated June 30, 2009), and (b) the Company and any subsidiary of the Company (other than a subsidiary of the Company that is a depository institution, or a subsidiary thereof) shall not make any payment of interest on or principal of (or premium, if any, on), or repay, repurchase or redeem, any debt securities or guarantees issued by the Company which rank pari passu with or junior to the Securities (“Junior Subordinated Indebtedness”) (other than (i) redemptions, purchases or other acquisitions of Junior Subordinated Indebtedness in connection with the administration of any employee benefit plan

SS2-B-9

in the ordinary course of business and consistent with past practice, (ii) the acquisition by the Company or any of its subsidiaries of record ownership in Junior Subordinated Indebtedness for the beneficial ownership of any other persons (other than the Company or any of its subsidiaries), including trustees or custodians, (iii) as a result of an exchange or conversion of any class or series of Junior Subordinated Indebtedness for any other class or series of Junior Subordinated Indebtedness, (iv) redemptions of securities held by the Company or any wholly-owned subsidiary of the Company and (v) any payment of interest on Junior Subordinated Indebtedness paid pro rata with interest paid on the Securities of this series such that the respective amounts of such payments made shall bear the same ratio to each other as all accrued but unpaid interest per like-amount of such Securities and all Junior Subordinated Indebtedness bear to each other). The restrictions in the foregoing clauses (a) and (b) will not apply to (i) any stock dividends paid by the Company where the dividend stock is the same stock as that on which the dividend is being paid or (ii) dividends or distributions by or other transactions solely among the Company and any wholly-owned subsidiary of the Company or solely among wholly-owned subsidiaries of the Company. For the avoidance of doubt, the Company shall have the right to make partial payments of interest on any Interest Payment Date during an Extended Interest Payment Period. Prior to the termination of any such Extended Interest Payment Period, the Company may further extend such Extended Interest Payment Period, provided that such Extended Interest Payment Period together with all such other extensions thereof shall not exceed 20 consecutive quarters; provided further, that no Extended Interest Payment Period may extend beyond the maturity of the Securities of this series. At the termination of any such Extended Interest Payment Period and upon the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extended Interest Payment Period.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this

SS2-B-10

Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

If issued as a Global Security, this Global Security is exchangeable for Securities of this series in definitive form only under certain limited circumstances set forth in the Indenture. Securities of this series so issued are issued only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series so issued are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Security shall have the meanings assigned to them in the Officer’s Certificate. All other terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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EXHIBIT C

UNDERWRITING AGREEMENT

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EXHIBIT D

[FORM OF CERTIFICATE TO BE DELIVERED UPON

TRANSFER OF PREFERRED SECURITIES]

Ally Financial Inc.

200 Renaissance Center

P.O. Box 200

Detroit, Michigan 48265-2000

Facsimile: (313) 656-6214

Attention: General Counsel

The Bank of New York Mellon

101 Barclay Street — 8W

New York, New York 10286

Attention: Corporate Trust Administration

Re: 8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2, liquidation amount $25 per preferred security (the “Securities”) CUSIP # [                    ]

Reference is hereby made to that certain Second Amended and Restated Declaration of Trust, dated as of March 1, 2011 (the “ARDT”), among Ally Financial Inc., the administrative trustees named therein, BNY Mellon Trust of Delaware, as Delaware Trustee, and The Bank of New York Mellon, as Institutional Trustee (the “Institutional Trustee”). Capitalized terms used but not defined herein shall have the meanings set forth in the ARDT.

This certificate relates to $             aggregate liquidation amount of Securities held in definitive form by the undersigned.

The undersigned,              (transferor), hereby requests that the Security Registrar register a transfer of a Security or Securities to              (transferee).

In connection with such transfer of the Security or Securities, the undersigned confirms that such Securities are being transferred in accordance with their terms:

CHECK ONE BOX BELOW:

☐	to Ally Financial Inc. or any subsidiary thereof; or

☐

to a “qualified institutional buyer” within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) and in compliance with Rule 144A or (B) an institutional “accredited investor” within the meaning of

SS2-D-1

subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act;

☐	pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act

Unless one of the boxes is checked, the Security Registrar will refuse to register the transfer of any of the Securities referenced in this certificate.

Signature

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

TO BE COMPLETED BY PURCHASER IF THE SECOND BOX ABOVE IS CHECKED.

The undersigned represents and warrants that: (initial applicable statement)

             it and any account for which it is acting is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), (ii) it exercises sole investment discretion with respect to each such account, and (iii) it is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

             it is an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act purchasing for its own account or for the account of such an “accredited investor”, and it is acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and it has such knowledge and experience in financial and business matters as to be capable of evaluation the merits and risks of its investment in the Securities, and it and any account for which it is acting is able to bear the economic risks of the investment.

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[Name of Transferee]

By:
Name:
Title:

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EXHIBIT E

[FORM OF CERTIFICATE TO BE DELIVERED

IN CONNECTION WITH TRANSFERS PURSUANT TO RULE 144A]

Ally Financial Inc.

200 Renaissance Center

P.O. Box 200

Detroit, Michigan 48265-2000

Facsimile: (313) 656-6214

Attention: General Counsel

The Bank of New York Mellon

101 Barclay Street — 8W

New York, New York 10286

Attention: Corporate Trust Administration

Re: 8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2, liquidation amount $25 per preferred security (the “Securities”) CUSIP # [                    ]

Ladies and Gentlemen:

In connection with our proposed sale of $             aggregate liquidation amount of the Securities (the “Subject Securities”), we hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A (“Rule 144A”) under the United States Securities Act of 1933, as amended, and, accordingly, we hereby further certify that the Subject Securities are being transferred to a person that we reasonably believe is purchasing the Subject Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Subject Securities are being transferred in compliance with any applicable securities laws of any state of the United States.

The Bank of New York Mellon and Ally Financial Inc. are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Name of Transferor]

By:

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Name:
Title:

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